This is filed pursuant to Rule 497(c).
File Nos. 33-7812 and 811-04791.

MUNICIPAL INCOME PORTFOLIOS -- (CLASS A, B, C AND ADVISOR SHARES)
 PROSPECTUS  |  JANUARY 29, 2010

 AllianceBernstein Municipal Income Portfolios

AllianceBernstein Municipal Portfolios                         AllianceBernstein Intermediate Municipal Portfolios
(Shares Offered--Exchange Ticker Symbol)
    National Portfolio                                             Intermediate Diversified Municipal Portfolio
    (Class A-ALTHX; Class B-ALTBX; Class C-ALNCX;                  (Class A-AIDAX; Class B-AIDBX; Class C-AIMCX)
     Advisor Class-ALTVX)                                          Intermediate California Municipal Portfolio
    High Income Municipal Portfolio                                (Class A-AICAX; Class B-ACLBX; Class C-ACMCX)
    (Class A-ABTHX; Class C-ABTFX; Advisor Class-ABTYX)            Intermediate New York Municipal Portfolio
    California Portfolio                                           (Class A-ANIAX; Class B-ANYBX; Class C-ANMCX)
    (Class A-ALCAX; Class B-ALCBX; Class C-ACACX;
     Advisor Class-ALCVX)
    Arizona Portfolio
    (Class A-AAZAX; Class B-AAZBX; Class C-AAZCX)
    Massachusetts Portfolio
    (Class A-AMAAX; Class B-AMABX; Class C-AMACX)
    Michigan Portfolio
    (Class A-AMIAX; Class B-AMIBX; Class C-AMICX)
    Minnesota Portfolio
    (Class A-AMNAX; Class B-AMNBX; Class C-AMNCX)
    New Jersey Portfolio
    (Class A-ANJAX; Class B-ANJBX; Class C-ANJCX)
    New York Portfolio
    (Class A-ALNYX; Class B-ALNBX; Class C-ANYCX;
     Advisor Class-ALNVX)
    Ohio Portfolio
    (Class A-AOHAX; Class B-AOHBX; Class C-AOHCX)
    Pennsylvania Portfolio
    (Class A-APAAX; Class B-APABX; Class C-APACX)
    Virginia Portfolio
    (Class A-AVAAX; Class B-AVABX; Class C-AVACX)

 The AllianceBernstein Municipal Income Portfolios provide investors with a selection of investment alternatives that produce income exempt from federal and/or state tax.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
 SUMMARY INFORMATION......................................................   4
 MUNICIPAL INCOME PORTFOLIOS..............................................   4
   NATIONAL PORTFOLIO.....................................................   4
   HIGH INCOME MUNICIPAL PORTFOLIO........................................   8
   CALIFORNIA PORTFOLIO...................................................  11
   ARIZONA PORTFOLIO......................................................  15
   MASSACHUSETTS PORTFOLIO................................................  19
   MICHIGAN PORTFOLIO.....................................................  23
   MINNESOTA PORTFOLIO....................................................  27
   NEW JERSEY PORTFOLIO...................................................  31
   NEW YORK PORTFOLIO.....................................................  35
   OHIO PORTFOLIO.........................................................  39
   PENNSYLVANIA PORTFOLIO.................................................  43
   VIRGINIA PORTFOLIO.....................................................  47
 INTERMEDIATE MUNICIPAL PORTFOLIOS........................................  51
   INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO...........................  51
   INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO............................  55
   INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO..............................  59
 ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND THEIR INVESTMENTS.  64
 INVESTING IN THE PORTFOLIOS..............................................  71
   How to Buy Shares......................................................  71
   The Different Share Class Expenses.....................................  72
   Sales Charge Reduction Programs........................................  73
   CDSC Waivers and Other Programs........................................  74
   Special Distribution Arrangements for Group Retirement Plans...........  75
   The "Pros" and "Cons" of Different Share Classes.......................  75
   Payments to Financial Advisors and Their Firms.........................  76
   How to Exchange Shares.................................................  77
   How to Sell or Redeem Shares...........................................  77
   Frequent Purchases and Redemptions of Portfolio Shares.................  78
   How the Portfolios Value Their Shares..................................  79
 MANAGEMENT OF THE PORTFOLIOS.............................................  80
 DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................  82
 GENERAL INFORMATION......................................................  84
 GLOSSARY.................................................................  85
 FINANCIAL HIGHLIGHTS.....................................................  87
 APPENDIX A--BOND RATINGS................................................. A-1
 APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION.............. B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

MUNICIPAL INCOME PORTFOLIOS
--------------------------------------------------------------------------------

NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available without assuming what the Adviser considers to be undue risk to principal or income.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus and in "Purchase of Shares", page 140 of the Portfolios' Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C  ADVISOR CLASS
                                                                                SHARES  NEW INVESTORS) SHARES      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                           .05%    .07%    .06%       .05%
  Other Expenses                                                                           .09%    .09%    .09%       .07%
                                                                                         ------  ------  ------     ------
Total Other Expenses                                                                       .14%    .16%    .15%       .12%
                                                                                         ------  ------  ------     ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .89%   1.61%   1.60%       .57%
                                                                                         ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.14)%  (.17)%  (.16)%     (.12)%
                                                                                         ------  ------  ------     ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .75%   1.44%   1.44%       .45%
                                                                                         ======  ======  ======     ======
------------------------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                             CLASS A CLASS B CLASS C ADVISOR CLASS
             -----------------------------------------------------
             After 1 Year    $  374  $  447  $  247      $ 46
             After 3 Years   $  562  $  592  $  490      $171
             After 5 Years   $  765  $  861  $  857      $306
             After 10 Years  $1,351  $1,529  $1,888      $702
             -----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                             CLASS A CLASS B CLASS C ADVISOR CLASS
             -----------------------------------------------------
             After 1 Year    $  374  $  147  $  147      $ 46
             After 3 Years   $  562  $  492  $  490      $171
             After 5 Years   $  765  $  861  $  857      $306
             After 10 Years  $1,351  $1,529  $1,888      $702
             -----------------------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. The Portfolio may invest more than 25% of its assets in a single state.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Portfolio's investments or performance. To the extent that the Portfolio invests more of its assets in a particular state's municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  9.76    4.85    4.03    7.41    4.85    4.60    5.51   1.90   -9.41    16.86

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.66%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.69%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                               13.31%  2.93%   4.53%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               13.29%  2.91%   4.49%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  10.29%  3.12%   4.56%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                               12.96%  2.82%   4.40%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                               15.07%  2.83%   4.12%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                               17.21%  3.86%   5.16%
----------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                12.91%  4.32%   5.75%
----------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

HIGH INCOME MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with assuming what the Adviser considers to be undue risk to principal or income.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS C ADVISOR CLASS
                                                                                SHARES  SHARES     SHARES
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%    None      None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    1.00%*     None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None      None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS C ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .50%    .50%       .50%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%       None
Other Expenses:
  Transfer Agent                                                                           .05%    .05%       .05%
  Other Expenses                                                                           .51%    .51%       .51%
                                                                                         ------  ------     ------
Total Other Expenses (a)                                                                   .56%    .56%       .56%
                                                                                         ------  ------     ------
Total Annual Portfolio Operating Expenses Before Waiver                                   1.36%   2.06%      1.06%
                                                                                         ======  ======     ======
Fee Waiver and/or Expense Reimbursement (b)                                              (.56)%  (.56)%     (.56)%
                                                                                         ------  ------     ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .80%   1.50%       .50%
                                                                                         ======  ======     ======
----------------------------------------------------------------------------------------------------------------------

* For Class C shares, the contingent deferred sales charge or CDSC is 0% after the first year.

(a)Total other expenses are based on estimated amounts for the current fiscal year.

(b)The Adviser has agreed to waive its management fees and/or to bear expenses of the Portfolio through October 31, 2011 to the extent necessary to prevent total Portfolio operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until January 26, 2013. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the net fee percentages reflected in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2011.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same and the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 CLASS A CLASS C ADVISOR CLASS
                  --------------------------------------------
                  After 1 Year    $379    $253       $ 51
                  After 3 Years   $664    $592       $282
                  --------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                                 CLASS A CLASS C ADVISOR CLASS
                  --------------------------------------------
                  After 1 Year    $379    $153       $ 51
                  After 3 Years   $664    $592       $282
                  --------------------------------------------

PORTFOLIO TURNOVER
The Portfolio will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may invest without limit in lower-rated securities ("junk bonds"), which may include securities having the lowest rating, and in unrated securities that, in the Adviser's judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Portfolio may also invest in:

..  tender option bond transactions ("TOBs");

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities;

..  certain types of mortgage related securities; and

..  derivatives, such as options, futures, forwards and swaps.

The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state's municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

PERFORMANCE INFORMATION:
No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE            LENGTH OF SERVICE  TITLE
  ----------------------------------------------------------------------------
  Michael Brooks         Since 2010      Senior Vice President of the Adviser

  R.B. Davidson, III     Since 2010      Senior Vice President of the Adviser

  Wayne Godlin           Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults      Since 2010      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax and California personal income tax, that is available without assuming what the Adviser considers to be undue risk to income or principal.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C  ADVISOR CLASS
                                                                                SHARES  NEW INVESTORS) SHARES      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                           CLASS A CLASS B CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                              .45%    .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees                                                     .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                             .04%    .06%    .04%       .04%
  Other Expenses                                                                             .07%    .06%    .07%       .06%
                                                                                           ------  ------  ------     ------
Total Other Expenses                                                                         .11%    .12%    .11%       .10%
                                                                                           ------  ------  ------     ------
Total Annual Portfolio Operating Expenses Before Waiver                                      .86%   1.57%   1.56%       .55%
                                                                                           ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement (a)                                                (.11)%  (.12)%  (.11)%     (.10)%
                                                                                           ------  ------  ------     ------
Total Annual Portfolio Operating Expenses After Fee Waiver and /or Expense Reimbursement     .75%   1.45%   1.45%       .45%
                                                                                           ======  ======  ======     ======
--------------------------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                             CLASS A CLASS B CLASS C ADVISOR CLASS
             -----------------------------------------------------
             After 1 Year    $  374  $  448  $  248      $ 46
             After 3 Years   $  556  $  584  $  482      $166
             After 5 Years   $  752  $  844  $  840      $297
             After 10 Years  $1,319  $1,491  $1,847      $680
             -----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                             CLASS A CLASS B CLASS C ADVISOR CLASS
             -----------------------------------------------------
             After 1 Year    $  374  $  148  $  148      $ 46
             After 3 Years   $  556  $  484  $  482      $166
             After 5 Years   $  752  $  844  $  840      $297
             After 10 Years  $1,319  $1,491  $1,847      $680
             -----------------------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of California or municipal securities with interest that is otherwise exempt from California state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in California municipal securities may be vulnerable to events adversely affecting its economy. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending, for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 10.14    4.07    7.21    4.44    5.46    5.01    5.13    2.17   -7.31    14.03

                             Calendar Year End (%)



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 8.64%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.52%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                               10.58%  2.94%   4.58%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               10.55%  2.93%   4.54%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares   8.47%  3.12%   4.58%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                               10.25%  2.87%   4.46%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                               12.24%  2.86%   4.17%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                               14.37%  3.89%   5.21%
----------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                12.91%  4.32%   5.75%
----------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

ARIZONA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Arizona personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .03%    .05%    .03%
  Other Expenses                                                                           .15%    .15%    .16%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .18%    .20%    .19%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .93%   1.65%   1.64%
                                                                                         ======  ======  ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.15)%  (.17)%  (.16)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .78%   1.48%   1.48%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  377  $  450  $  250
                    After 3 Years   $  573  $  603  $  501
                    After 5 Years   $  784  $  880  $  875
                    After 10 Years  $1,394  $1,569  $1,927
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  377  $  150  $  150
                    After 3 Years   $  573  $  503  $  501
                    After 5 Years   $  784  $  880  $  875
                    After 10 Years  $1,394  $1,569  $1,927
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Arizona or municipal securities with interest that is otherwise exempt from Arizona state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Arizona municipal securities are vulnerable to events adversely affecting its economy. The leading sectors of Arizona's economy are the real estate and rental industries and tourism. Construction is also an important sector due to the rapid growth of Arizona's population in recent years. These sectors are particularly vulnerable to times of impaired consumer and business spending. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 10.72    5.42    6.79    5.28    6.35    4.25    4.51    2.51   -5.20   14.12

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.95%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.20%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               10.66%  3.23%   5.05%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               10.66%  3.23%   5.03%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   8.50%  3.35%   4.99%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               10.25%  3.15%   4.93%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               12.36%  3.14%   4.64%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

MASSACHUSETTS PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .03%    .05%    .04%
  Other Expenses                                                                           .17%    .17%    .17%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .20%    .22%    .21%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .95%   1.67%   1.66%
                                                                                         ======  ======  ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.13)%  (.15)%  (.14)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .82%   1.52%   1.52%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  381  $  455  $  255
                    After 3 Years   $  581  $  611  $  509
                    After 5 Years   $  797  $  892  $  888
                    After 10 Years  $1,419  $1,593  $1,951
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  381  $  155  $  155
                    After 3 Years   $  581  $  511  $  509
                    After 5 Years   $  797  $  892  $  888
                    After 10 Years  $1,419  $1,593  $1,951
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Massachusetts or municipal securities with interest that is otherwise exempt from Massachusetts state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Massachusetts municipal securities are vulnerable to events adversely affecting its economy, which is relatively diverse based on education, healthcare, financial services, and high technology. It has a degree of job stability and an educated work force due to its large concentration of colleges and universities but the high cost of doing business in Massachusetts may serve as an impediment to job creation. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 11.93    4.55    6.18    4.74    5.53    4.18    4.28    3.15   -1.64   10.96

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.76%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -2.03%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                7.60%  3.47%   5.00%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                7.52%  3.44%   4.97%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   6.33%  3.53%   4.93%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                7.22%  3.38%   4.88%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                9.22%  3.38%   4.60%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

MICHIGAN PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Michigan personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .05%    .07%    .06%
  Other Expenses                                                                           .27%    .27%    .27%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .32%    .34%    .33%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses Before Waiver                                   1.07%   1.79%   1.78%
                                                                                         ======  ======  ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.06)%  (.08)%  (.07)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.01%   1.71%   1.71%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  400  $  474  $  274
                    After 3 Years   $  624  $  655  $  553
                    After 5 Years   $  866  $  962  $  957
                    After 10 Years  $1,561  $1,734  $2,087
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  400  $  174  $  174
                    After 3 Years   $  624  $  555  $  553
                    After 5 Years   $  866  $  962  $  957
                    After 10 Years  $1,561  $1,734  $2,087
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Michigan or municipal securities with interest that is otherwise exempt from Michigan state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio investments in Michigan municipal securities may be vulnerable to events adversely affecting its economy. Michigan's economy has recently become more diverse but is still heavily dependent on manufacturing, particularly the automobile and automobile parts industry. Recent events affecting the automobile industry involving severe reductions in purchases of automobiles have led to bankruptcy filings for two of the largest automobile manufacturers and required U.S. Government support. Although these events have adversely affected the state's economy and employment rates, they have not to date affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 12.52    5.91    8.24    4.63    5.39    4.31    4.57    2.72   -4.20   12.53

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.90%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -2.88%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                9.10%  3.21%   5.24%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                9.04%  3.16%   5.19%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   7.33%  3.28%   5.12%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                8.79%  3.14%   5.12%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               10.78%  3.13%   4.83%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

MINNESOTA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Minnesota personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .04%    .07%    .05%
  Other Expenses                                                                           .28%    .29%    .28%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .32%    .36%    .33%
                                                                                         ======  ======  ======
Total Annual Portfolio Operating Expenses Before Waiver                                   1.07%   1.81%   1.78%
                                                                                         ------  ------  ------
Fee Waiver and/or Expense Reimbursement (a)                                              (.17)%  (.21)%  (.18)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .90%   1.60%   1.60%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  389  $  463  $  263
                    After 3 Years   $  613  $  648  $  542
                    After 5 Years   $  856  $  959  $  946
                    After 10 Years  $1,550  $1,733  $2,076
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  389  $  163  $  163
                    After 3 Years   $  613  $  548  $  542
                    After 5 Years   $  856  $  959  $  946
                    After 10 Years  $1,550  $1,733  $2,076
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 1% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Minnesota or municipal securities with interest that is otherwise exempt from Minnesota state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Minnesota municipal securities may be vulnerable to events adversely affecting its economy. Minnesota's economy is diverse, but there are employment concentrations in the manufacturing of fabricated metals, machinery, computers and electronics, that are vulnerable during general economic downturns. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 11.60    5.09    6.98    5.60    4.22    4.10    4.36    2.87   -3.55   11.66

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.19%, 1ST QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.15%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                8.29%  3.14%   4.89%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                8.25%  3.11%   4.86%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   6.71%  3.23%   4.83%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                8.00%  3.05%   4.77%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                9.99%  3.05%   4.49%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

NEW JERSEY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of New Jersey personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .05%    .07%    .05%
  Other Expenses                                                                           .19%    .19%    .19%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .24%    .26%    .24%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .99%   1.71%   1.69%
                                                                                         ======  ======  ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.12)%  (.14)%  (.12)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .87%   1.57%   1.57%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                     CLASS A CLASS B CLASS C
                    ----------------------------------------
                    After 1 Year     $  386  $  460  $  260
                    After 3 Years    $  594  $  625  $  520
                    After 5 Years    $  819  $  914  $  906
                    After 10 Years   $1,465  $1,639  $1,986
                    ----------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  386  $  160  $  160
                    After 3 Years   $  594  $  525  $  520
                    After 5 Years   $  819  $  914  $  906
                    After 10 Years  $1,465  $1,639  $1,986
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of New Jersey or municipal securities with interest that is otherwise exempt from New Jersey state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New Jersey municipal securities may be vulnerable to events adversely affecting its economy. New Jersey's economy is a diverse mix of manufacturing, construction, and service industries. Major components of its economy are financial services and pharmaceuticals and adverse events affecting these industries will have a negative effect on New Jersey's economy. New Jersey is also susceptible to persistent budget problems and overdependence on taxes. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 11.10    3.31    4.92    5.30    4.64    4.18    5.03    1.88   -6.84   13.97

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.76%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.99%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               10.53%  2.79%   4.30%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               10.50%  2.77%   4.26%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   8.42%  2.98%   4.32%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               10.30%  2.73%   4.17%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               12.30%  2.71%   3.89%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

NEW YORK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and New York State and City income tax that is available without assuming what the Adviser considers to be undue risk to principal or income.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C  ADVISOR CLASS
                                                                                SHARES  NEW INVESTORS) SHARES      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                           .05%    .07%    .05%       .05%
  Other Expenses                                                                           .08%    .08%    .08%       .08%
                                                                                         ------  ------  ------     ------
Total Other Expenses                                                                       .13%    .15%    .13%       .13%
                                                                                         ------  ------  ------     ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .88%   1.60%   1.58%       .58%
                                                                                         ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.13)%  (.15)%  (.13)%     (.13)%
                                                                                         ------  ------  ------     ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .75%   1.45%   1.45%       .45%
                                                                                         ======  ======  ======     ======
------------------------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                             CLASS A CLASS B CLASS C ADVISOR CLASS
             -----------------------------------------------------
             After 1 Year    $  374  $  448  $  248      $ 46
             After 3 Years   $  560  $  590  $  486      $173
             After 5 Years   $  761  $  857  $  848      $311
             After 10 Years  $1,340  $1,517  $1,867      $713
             -----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                             CLASS A CLASS B CLASS C ADVISOR CLASS
             -----------------------------------------------------
             After 1 Year    $  374  $  148  $  148      $ 46
             After 3 Years   $  560  $  490  $  486      $173
             After 5 Years   $  761  $  857  $  848      $311
             After 10 Years  $1,340  $1,517  $1,867      $713
             -----------------------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 2% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of New York or municipal securities with interest that is otherwise exempt from New York state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New York municipal securities may be vulnerable to events adversely affecting its economy, New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services sector contributing over one-fifth of the state's wages, the state's economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 11.12    3.98    6.63    6.08    5.24    4.17    5.01    2.63   -4.69   13.00

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.36%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.47%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                                9.57%  3.24%   4.90%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                                9.56%  3.23%   4.88%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares   7.67%  3.36%   4.87%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                                9.24%  3.18%   4.76%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                               11.23%  3.15%   4.47%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                               13.34%  4.19%   5.53%
----------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                12.91%  4.32%   5.75%
----------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Advisor Class shares: 8/6/08. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

OHIO PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Ohio personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%   0.45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .04%    .06%    .05%
  Other Expenses                                                                           .20%    .20%    .20%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .24%    .26%    .25%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .99%   1.71%   1.70%
                                                                                         ======  ======  ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.14)%  (.16)%  (.15)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .85%   1.55%   1.55%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  384  $  458  $  258
                    After 3 Years   $  592  $  623  $  520
                    After 5 Years   $  817  $  912  $  908
                    After 10 Years  $1,463  $1,637  $1,993
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  384  $  158  $  158
                    After 3 Years   $  592  $  523  $  520
                    After 5 Years   $  817  $  912  $  908
                    After 10 Years  $1,463  $1,637  $1,993
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 3% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Ohio or municipal securities with interest that is otherwise exempt from Ohio state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Ohio municipal securities may be vulnerable to events adversely affecting its economy. Ohio's economy is heavily reliant on manufacturing, particularly the automobile and related products industries. Recent events affecting the automobile industry involving severe reductions in purchases of automobiles have led to bankruptcy filings for two of the largest automobile manufacturers and required U.S. Government support. These events have adversely affected the state's economy and employment rates. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 10.29    4.80    5.91    6.67    4.90    3.84    4.88    2.64   -3.99   11.94

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.82%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.28%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                8.55%  3.12%   4.79%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                8.51%  3.10%   4.77%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   7.02%  3.24%   4.75%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                8.18%  3.02%   4.66%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               10.18%  3.00%   4.36%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .05%    .07%    .06%
  Other Expenses                                                                           .23%    .23%    .22%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .28%    .30%    .28%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses Before Waiver                                   1.03%   1.75%   1.73%
                                                                                         ======  ======  ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.08)%  (.10)%  (.08)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .95%   1.65%   1.65%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  394  $  468  $  268
                    After 3 Years   $  610  $  641  $  537
                    After 5 Years   $  844  $  939  $  930
                    After 10 Years  $1,514  $1,688  $2,033
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  394  $  168  $  168
                    After 3 Years   $  610  $  541  $  537
                    After 5 Years   $  844  $  939  $  930
                    After 10 Years  $1,514  $1,688  $2,033
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Pennsylvania or municipal securities with interest that is otherwise exempt from Pennsylvania state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Pennsylvania municipal securities may be vulnerable to events adversely affecting its economy. Pennsylvania's economy has become more diverse, shifting from the coal, steel, and railroad industries. While the services sector is growing, the state is still relatively more dependent upon manufacturing and is vulnerable to business downturns and decreased capital spending. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 10.86    6.98    7.27    5.94    4.58    3.96    4.89    2.23   -7.49   14.44

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.86%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.16%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               10.96%  2.73%   4.90%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               10.94%  2.72%   4.88%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   8.62%  2.90%   4.85%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               10.53%  2.65%   4.78%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               12.64%  2.67%   4.50%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

VIRGINIA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Virginia personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .04%    .06%    .04%
  Other Expenses                                                                           .15%    .16%    .16%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .19%    .22%    .20%
                                                                                         ======  ======  ======
Total Annual Portfolio Operating Expenses Before Waiver                                    .94%   1.67%   1.65%
                                                                                         ------  ------  ------
Fee Waiver and/or Expense Reimbursement (a)                                              (.22)%  (.25)%  (.23)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .72%   1.42%   1.42%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  371  $  444  $  244
                    After 3 Years   $  569  $  601  $  497
                    After 5 Years   $  783  $  882  $  874
                    After 10 Years  $1,398  $1,578  $1,931
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  371  $  144  $  144
                    After 3 Years   $  569  $  501  $  497
                    After 5 Years   $  783  $  882  $  874
                    After 10 Years  $1,398  $1,578  $1,931
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Virginia or municipal securities with interest that is otherwise exempt from Virginia state income tax. The Portfolio is non-diversified, meaning that it can invest more of its assets in fewer issuers.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Virginia municipal securities may be vulnerable to events adversely affecting its economy. Virginia has a highly diversified economy, with services as a major component. The U.S. Government, both military and civilian, plays a large role in its economy. The state benefits from increases in U.S. Government spending but is vulnerable to spending decreases. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. DIVERSIFICATION RISK: The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  9.31    4.87    8.00    6.31    4.82    4.85    4.26    2.71   -4.83   14.54

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.98%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.57%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               11.11%  3.50%   5.06%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               11.07%  3.48%   5.04%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   8.70%  3.58%   5.00%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               10.77%  3.40%   4.94%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               12.79%  3.40%   4.66%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

INTERMEDIATE MUNICIPAL PORTFOLIOS
--------------------------------------------------------------------------------

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus and in "Purchase of Shares", page 71 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                  CLASS A CLASS B CLASS C
       ------------------------------------------------------------------
       Management Fees                             .44%     .44%    .44%
       Distribution and/or Service (12b-1) Fees    .30%    1.00%   1.00%
       Other Expenses:
         Transfer Agent                            .04%     .06%    .05%
         Other Expenses                            .04%     .06%    .04%
                                                   ----    -----   -----
       Total Other Expenses                        .08%     .12%    .09%
                                                   ====    =====   =====
       Total Annual Portfolio Operating Expenses   .82%    1.56%   1.53%
                                                   ====    =====   =====
       ------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  381  $  459  $  256
                    After 3 Years   $  554  $  593  $  483
                    After 5 Years   $  741  $  850  $  834
                    After 10 Years  $1,283  $1,474  $1,824
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  381  $  159  $  156
                    After 3 Years   $  554  $  493  $  483
                    After 5 Years   $  741  $  850  $  834
                    After 10 Years  $1,283  $1,474  $1,824
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by, under normal circumstances, as a matter of fundamental policy, investing at least 80% of its net assets in municipal securities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to the federal alternative minimum tax ("AMT"). The Portfolio will invest no more than 25% of it total assets in municipal securities of issuers located in any one state.

The Portfolios also invests, under normal circumstances, at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities that are not municipal securities, if, in the Adviser's opinion, these securities will enhance the after-tax return for Portfolio investors.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

The Portfolio also may invest in:

..  below-investment grade fixed-income securities;

..  forward commitments;

..  certain types of mortgage related securities;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards, and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent the Portfolio invests in a particular state's municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  n/a     n/a     n/a     3.83    2.26    1.28    2.88    3.67    2.28    6.69

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 3.99%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -1.85%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                              SINCE
                                                                            1 YEAR 5 YEARS INCEPTION**
------------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                3.49%  2.72%     3.13%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                3.46%  2.70%     3.12%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   3.38%  2.74%     3.12%
------------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                3.02%  2.64%     2.98%
------------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                4.95%  2.63%     2.81%
------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%     4.66%
------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception Date for Class A, Class B and Class C shares is 2/1/02.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 71 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                 CLASS A CLASS B CLASS C
       -----------------------------------------------------------------
       Management Fees                            .49%     .49%    .49%
       Distribution and/or Service (12b-1) Fees   .30%    1.00%   1.00%
       Other Expenses:
         Transfer Agent                           .05%     .06%    .05%
         Other Expenses                           .05%     .06%    .06%
                                                  ----    -----   -----
       Total Other Expenses                       .10%     .12%    .11%
                                                  ====    =====   =====
       Total Portfolio Operating Expenses         .89%    1.61%   1.60%
                                                  ====    =====   =====
       -----------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                     --------------------------------------
                     After 1 Year   $  388  $  464  $  263
                     After 3 Years  $  575  $  608  $  505
                     After 5 Years  $  778  $  876  $  871
                     After 10 Year  $1,363  $1,541  $1,900
                     --------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  388  $  164  $  163
                    After 3 Years   $  575  $  508  $  505
                    After 5 Years   $  778  $  876  $  871
                    After 10 Years  $1,363  $1,541  $1,900
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by, under normal circumstances, as a matter of fundamental policy, investing at least 80% of its net assets in municipal securities. The Portfolio also invests, under normal circumstances, at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio invests, as a matter of fundamental policy, at least 80% of its net assets in a portfolio of municipal securities issued by California or its political subdivisions, or otherwise exempt from California's income tax. The interest paid on those securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to the federal alternative minimum tax ("AMT").

The Portfolio also invests, under normal circumstances, at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. The Portfolio is non-diversified meaning that it can invest more of its assets in a fewer number of issuers.

The Portfolio also may invest in:

..  below-investment grade fixed-income securities;

..  forward commitments;

..  certain types of mortgage related securities;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards, and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in California municipal securities may be vulnerable to events adversely affecting its economy. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending, for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. DIVERSIFICATION RISK: The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  n/a     n/a     n/a     3.43    2.35    1.29    3.02    3.65    1.23    6.59

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.96%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -1.79%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                              SINCE
                                                                            1 YEAR 5 YEARS INCEPTION**
------------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                3.40%  2.50%     2.86%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                3.36%  2.48%     2.83%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   3.35%  2.56%     2.85%
------------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                2.86%  2.43%     2.71%
------------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                4.86%  2.42%     2.53%
------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(Reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%     4.66%
------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception Date for Class A, Class B and Class C shares is 2/1/02.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus and in "Purchase of Shares", page 71 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                 CLASS A CLASS B CLASS C
       -----------------------------------------------------------------
       Management Fees                            .48%     .48%    .48%
       Distribution and/or Service (12b-1) Fees   .30%    1.00%   1.00%
       Other Expenses:
         Transfer Agent                           .05%     .07%    .05%
         Other Expenses                           .04%     .05%    .04%
                                                  ----    -----   -----
       Total Other Expenses                       .09%     .12%    .09%
                                                  ====    =====   =====
       Total Portfolio Operating Expenses         .87%    1.60%   1.57%
                                                  ====    =====   =====
       -----------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  386  $  463  $  260
                    After 3 Years   $  569  $  605  $  496
                    After 5 Years   $  768  $  871  $  855
                    After 10 Years  $1,340  $1,525  $1,867
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  386  $  163  $  160
                    After 3 Years   $  569  $  505  $  496
                    After 5 Years   $  768  $  871  $  855
                    After 10 Years  $1,340  $1,525  $1,867
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by, under normal circumstances, as a matter of fundamental policy, investing at least 80% of its net assets in municipal securities. The Portfolio also invests, under normal circumstances, at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio invests, as a matter of fundamental policy, at least 80% of its net assets in a portfolio of municipal securities issued by New York or its political subdivisions, or otherwise exempt from New York income tax. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to the federal alternative minimum tax ("AMT").

The Portfolio also invests, under normal circumstances, at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of the total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser's opinion, these securities will enhance the after-tax return for New York investors.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may also use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. The Portfolio is non-diversified meaning that it can invest more of its assets in a fewer number of issuers.

The Portfolio also may invest in:

..  below-investment grade fixed-income securities;

..  forward commitments;

..  certain types of mortgage related securities;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards, and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New York municipal securities may be vulnerable to events adversely affecting its economy, New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services sector contributing over one-fifth of the state's wages, the state's economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. DIVERSIFICATION RISK: The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  n/a     n/a     n/a     3.69    2.26    1.39    2.93    3.77    0.98    7.89

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.45%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -1.93%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                              SINCE
                                                                            1 YEAR 5 YEARS INCEPTION**
------------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                4.65%  2.73%     3.17%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                4.61%  2.70%     3.15%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   4.12%  2.76%     3.15%
------------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                4.15%  2.66%     3.01%
------------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                6.21%  2.66%     2.86%
------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%     4.66%
------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception Date for Class A, Class B and Class C shares is 2/1/02.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

PURCHASE MINIMUMS

                                                                      INITIAL               SUBSEQUENT
------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs       $2,500                  $50
------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         No minimum                $50
                                                                                 If initial minimum investment is
                                                                                   less than $2,500, then $200
                                                                                  monthly until account balance
                                                                                          reaches $2,500
------------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or           None                   None
through other limited arrangements)
------------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

The Portfolios may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolios anticipate that substantially all of their income dividends will be exempt from regular federal income tax and, for Portfolios that invest in a named state, relevant state and local personal income taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's risks and investments can be found in the Portfolios' SAIs.

MUNICIPAL SECURITIES. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each AllianceBernstein Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The high tax-free yields sought by the AllianceBernstein Municipal Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no AllianceBernstein Municipal Portfolio, except the AllianceBernstein High Income Municipal Portfolio ("High Income Portfolio") will retain a municipal security downgraded below C by Moody's and CCC by S&P and Fitch, an unrated municipal security, determined by the Adviser to have undergone similar credit quality deterioration or a defaulted municipal security. The Adviser may, however, choose to retain such a security if it determines that doing so is in the best interests of a AllianceBernstein Municipal Portfolio and its shareholders; provided, however, that downgraded or defaulted municipal securities will at no time comprise more than 10% of a Portfolio's net assets. It is generally expected that the AllianceBernstein Intermediate Municipal Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch or if unrated, determined by the Adviser to have undergone similar credit quality deterioration.

INVESTMENT IN BELOW INVESTMENT GRADE MUNICIPAL SECURITIES. The High Income Portfolio may invest up to 100% of the Portfolio's assets in below investment grade, tax-exempt securities. Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

UNRATED SECURITIES. Unrated municipal securities may be purchased by a Portfolio when the Adviser believes that the financial condition of the issuers of such obligations or the protections afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

As of the Portfolios' fiscal years ended in 2009, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by the Adviser to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

                                                    BELOW
                                                  INVESTMENT AMT-SUBJECT
        PORTFOLIO                 AAA AA   A  BBB   GRADE       BONDS
        ----------------------------------------------------------------
        ALLIANCEBERNSTEIN
        MUNICIPAL
        PORTFOLIOS:
        ----------------------------------------------------------------
        National                  28% 31% 19% 17%     5%          0%
        California                26  23  34  15      2          11
        Arizona                   36  21  21  21      1          10
        Massachusetts             48  22  17   9      4          12
        Michigan                  60  19  10  10      1          16
        Minnesota                 54  29  13   3      1          18
        New Jersey                35  15  26  22      2          23
        New York                  33  35  22   7      3          15
        Ohio                      35  21  22  20      2          11
        Pennsylvania              40   7  23  22      8          13
        Virginia                  34  32  23   6      5          24

        ALLIANCEBERNSTEIN
        INTERMEDIATE
        MUNICIPAL
        PORTFOLIOS:
        ----------------------------------------------------------------
        Intermediate Diversified
         Municipal                29% 41% 23%  4%     3%          3%
        Intermediate California
         Municipal                29  36  29   4      2           5
        Intermediate New York
         Municipal                43  34  17   3      3           2

INSURED BONDS. The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of the Portfolios' fiscal years ended in 2009, the Portfolios' percentage of net assets in insured bonds and the respective amounts of which are pre-refunded bonds (bonds that are backed or secured by U.S. treasury bonds) were as follows:

         PORTFOLIO                    INSURED BONDS PRE-REFUNDED BONDS
         -------------------------------------------------------------
         ALLIANCEBERNSTEIN MUNICIPAL
         PORTFOLIOS:
         -------------------------------------------------------------
          National Portfolio               47%               9%
          California Portfolio             46                8
          Arizona Portfolio                45               17
          Massachusetts Portfolio          36               14
          Michigan Portfolio               41               38
          Minnesota Portfolio              38               17
          New Jersey Portfolio             45               22
          New York Portfolio               37               12
          Ohio Portfolio                   51               35
          Pennsylvania Portfolio           63               29
          Virginia Portfolio               27                0

      PORTFOLIO                           INSURED BONDS PRE-REFUNDED BONDS
      --------------------------------------------------------------------
      ALLIANCEBERNSTEIN INTERMEDIATE
      MUNICIPAL PORTFOLIOS:
      --------------------------------------------------------------------
      Intermediate Diversified Municipal
       Portfolio                               40%              6%
      Intermediate California Municipal
       Portfolio                               49               8
      Intermediate New York Municipal
       Portfolio                               32               4

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

DERIVATIVES.
Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments may include, but are not limited to, the following:

.. FORWARDS CONTRACTS. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates.

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call" option) or sell (a "put" option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

 - Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered or uncovered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

   A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. SWAP TRANSACTIONS. A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Payments received by a Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

   An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaptions, cap or floor transactions may be used to preserve a return or spread on a particular investment or portion of a Portfolio's portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Portfolio's investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Portfolio to efficiently increase (or decrease) its duration and income. The AllianceBernstein Intermediate Municipal Portfolios may enter into these transactions as a duration management technique.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements may be expected to increase if unexpected inflation increases. A Portfolio will enter into inflation swaps on a net basis. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES--

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a structured instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these instruments.

FORWARD COMMITMENTS. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES. Under current Securities and Exchange Commission (the "Commission") guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than securities traded on established secondary markets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each of the Portfolios, except the AllianceBernstein Intermediate Municipal Portfolios may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Portfolios may invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

MORTGAGE-RELATED SECURITIES. The High Income Portfolio may invest in mortgage-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities.

PREFERRED STOCK. Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS. A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements

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


permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

TENDER OPTION BOND TRANSACTIONS. The High Income Portfolio may enter into TOB transactions in which the Portfolio may sell a highly-rated municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle (the "SPV"), which is generally organized as a trust, sponsored by the broker. The Portfolio receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the SPV in return. The SPV simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the SPV may be terminated or collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the SPV, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio uses the cash received from the transaction for investment purposes, which involves leverage risk. See discussion of "Leverage" below.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may invest in inverse floating rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON SECURITIES. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

LEVERAGE. The High Income Portfolio uses leverage for investment purposes by entering into such transactions as TOB transactions and interest rate swaps to seek to enhance the yield and NAV attributable to its shares. This means that the Portfolio uses cash made available during the term of these transaction to make other investments or to make investments through interest rate swaps that are functionally equivalent to the purchase of a fixed-income security. The utilization of leverage involves certain risks for the Portfolio's shareholders. These risks include a higher volatility of the NAV of the Portfolio's shares and the relatively greater effect on its NAV. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of the leveraged transaction, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current NAV and investment income than if the Portfolio were not leveraged. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the benefit to the Portfolio's shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leveraged transactions would result in a lower rate of return. During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect the Portfolio's net return. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Portfolio's NAV.

PORTFOLIO TURNOVER. Although the Portfolios typically have low portfolio turnover rates, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.

PORTFOLIO HOLDINGS. A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAI.

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


INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Portfolio that are offered in this Prospectus. The Portfolios offer three classes of shares through this Prospectus, except for National Portfolio, California Portfolio and New York Portfolio, which offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES
The purchase of your shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF A PORTFOLIO TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009 (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, AND (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase a Portfolio's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

PURCHASES MINIMUMS AND MAXIMUMS

MINIMUMS:*

                             --Initial:     $2,500
                             --Subsequent:  $   50

MAXIMUMS:

                           --Class A Shares      None
                           --Class B Shares  $100,000
                           --Class C Shares  $500,000

*These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" and "Automatic Investment Program", respectively, below. Additionally, these investment minimums do not apply to persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

See a Portfolio's SAI for more detailed information about who may purchase and hold Advisor Class shares.

RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these type of investments. Although the Portfolios offer their shares to various types of tax-deferred accounts as described below, investments in the Portfolios may not be appropriate for tax-deferred accounts because the Portfolios' returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of $1,000,000 or more;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

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..  Certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Portfolio.

Group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

REQUIRED INFORMATION
A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any individual shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

GENERAL
ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Portfolio's fee table in the Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is up to:

                                  DISTRIBUTION AND/OR SERVICE
                                    (RULE 12B-1) FEE (AS A
                                    PERCENTAGE OF AGGREGATE
                                   AVERAGE DAILY NET ASSETS)
                   ------------------------------------------
                   Class A                   0.30%
                   Class B                   1.00%
                   Class C                   1.00%
                   Advisor Class             None

Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 3.00% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints" or "quantity discounts" as discussed below. Purchases of Class A shares in the amount of $500,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to a sales charge but, if redeemed or terminated within one year, may be subject to a CDSC of up to 1%.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF A PORTFOLIO TO NEW INVESTORS WERE SUSPENDED. CLASS B MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, AND (III) AS OTHERWISE DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE    CDSC
                          ----------------------------
                          First                  3.00%
                          Second                 2.00%
                          Third                  1.00%
                          Fourth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of a Portfolio.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES - FEE-BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A PORTFOLIO OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "U.S. Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on BREAKPOINTS and other sales charge waivers is available in the Portfolios' SAIs.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares.

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE PORTFOLIOS
The Portfolios offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS or QUANTITY DISCOUNTS allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Portfolio is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                           INITIAL SALES CHARGE
                                           ------------------
                                            AS % OF    AS % OF
                                           NET AMOUNT  OFFERING
                  AMOUNT PURCHASED          INVESTED    PRICE
                  ---------------------------------------------
                  Up to $100,000              3.09%      3.00%
                  $100,000 up to $250,000     2.04       2.00
                  $250,000 up to $500,000     1.01       1.00
                  $500,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Portfolio with the value of existing investments in the Portfolio, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Portfolio into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Portfolios offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. The Portfolio will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AllianceBernstein Mutual Funds held in:

.. all of the shareholder's accounts at the Portfolios or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and REINSTATEMENT PRIVILEGE as described below.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES
The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell a Portfolio's shares and employees of the Adviser.

Please see the Portfolios' SAIs for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to allocate his or her plan account among other investment alternatives available under a group retirement plan.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio under the Portfolio's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

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



AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. AS OF
JANUARY 31, 2009, THE AUTOMATIC INVESTMENT PROGRAM IS AVAILABLE FOR PURCHASE OF CLASS B SHARES ONLY IF A SHAREHOLDER WAS ENROLLED IN THE PROGRAM PRIOR TO JANUARY 31, 2009. Please see the Portfolios' SAIs for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, which are different from those described in this Prospectus and the Portfolios' SAIs. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and the Portfolios' SAIs. The Plans also may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

CLASS A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and to AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio as an investment option, all investments in Class A shares of that Portfolio through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Portfolios' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

CLASS C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within three years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher Rule 12b-1 fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

CHOOSING A CLASS OF SHARES FOR GROUP RETIREMENT PLANS
Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF PORTFOLIO SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this Prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more.

ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shapes, up to 30% of the Rule 12b-1 fees applicable to these Classes of shares each year may be paid to financial intermediaries, including your financial intermediary.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder record-keeping and/or transfer agency services.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Portfolios--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios--Annual Portfolio Operating Expenses" in the Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF
  YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE PORTFOLIOS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  ING Advisors Network
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley & Co., Incorporated
  Northwestern Mutual Investment Services
  Raymond James
  RBC Capital Markets Corporation
  Robert W. Baird
  SagePoint Financial, Inc.
  UBS AG
  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the Fund offers the same class of shares. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Portfolios may modify, restrict, or terminate the exchange privilege on 60 days' written notice. Please see the Portfolios' SAIs for more details.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange, or Exchange, is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to a Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO A PORTFOLIO
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Portfolio account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Board of Directors/Trustees of the Portfolios. (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios will seek to prevent patterns of excessive purchases and sales of Portfolio shares to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under com-
 mon ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Portfolio's Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services.

Subject to the Board's oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Each Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser supervising client accounts with assets as of September 30, 2009 totaling approximately $498 billion (of which more than $74 billion represented assets of investment companies). As of September 30, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 35 registered investment companies managed by the Adviser, comprising approximately 98 separate investment portfolios, currently have approximately 3.7 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid the Adviser as a percentage of average daily net assets:

                                              FEE AS A PERCENTAGE OF
                                                AVERAGE DAILY NET    FISCAL YEAR
PORTFOLIO                                            ASSETS*            ENDED
--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MUNICIPAL
 PORTFOLIOS:
National Portfolio                                     .31%           10/31/09
California Portfolio                                   .34%           10/31/09
Arizona Portfolio                                      .30%            9/30/09
Massachusetts Portfolio                                .32%            9/30/09
Michigan Portfolio                                     .39%            9/30/09
Minnesota Portfolio                                    .28%            9/30/09
New Jersey Portfolio                                   .33%            9/30/09
New York Portfolio                                     .29%           10/31/09
Ohio Portfolio                                         .31%            9/30/09
Pennsylvania Portfolio                                 .37%            9/30/09
Virginia Portfolio                                     .23%            9/30/09

ALLIANCEBERNSTEIN INTERMEDIATE
MUNICIPAL PORTFOLIOS:
--------------------------------------------------------------------------------
Intermediate Diversified Municipal Portfolio           .44%            9/30/09
Intermediate California Municipal Portfolio            .49%            9/30/09
Intermediate New York Municipal Portfolio              .48%            9/30/09

*Fees are stated net of any waivers and/or reimbursements. See the subsection
 "Annual Portfolio Operating Expenses and Examples" in "Fees and Expenses of the Portfolios" for more information about fee waivers.

For the High Income Portfolio, which commenced operations on January 26, 2010, the Portfolio will pay the Adviser a fee of 0.50% of the first $2.5 billion of the Portfolio's average daily net assets, 0.45% of the next $2.5 billion of the Portfolio's average daily net assets and 0.40% in excess of $5.0 billion. The Adviser has agreed to waive its management fees and/or to bear expenses of the Portfolio through October 31, 2011 to the extent necessary to prevent total Portfolio operating expenses, on an annualized basis, from exceeding the net expenses reflected in the "Fees and Expenses of the Portfolio" at the beginning of the Prospectus. Fees waived and expenses borne by the Adviser are subject to reimbursement until January 26, 2013. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the net fee percentage set forth in the "Fees and Expenses of the Portfolio" or cause the total of the payments to exceed the Portfolio's total initial offering expenses.

A discussion regarding the basis of each Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's semi-annual report to shareholders for the fiscal period ended April 30, 2009 or March 31, 2009, as applicable.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The day-to-day management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The Municipal Bond Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolios' investments.

The following table lists the four persons within the Municipal Bond Investment Team with the most significant responsibility for the day-to-day management of each Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; TITLE; YEAR                              THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Michael Brooks; Senior Vice President     Senior Vice President of the Adviser,
(since 2002 with respect to the           with which he has been associated in a
AllianceBernstein Municipal Portfolios)   substantially similar capacity since prior
(since 1999 with respect to the           to 2005.
AllianceBernstein Intermediate Municipal
Portfolios)

Fred S. Cohen*; Senior Vice President     Senior Vice President of the Adviser,
(since 2002 with respect to the           with which he has been associated in a
AllianceBernstein Municipal Portfolios)   substantially similar capacity since prior
(since 1994 with respect to the           to 2005.
AllianceBernstein Intermediate Municipal
Portfolios)

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; TITLE; YEAR                                THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------------
R. B. Davidson, III; Senior Vice President  Senior Vice President of the Adviser,
(since 2002 with respect to the             with which he has been associated in a
AllianceBernstein Municipal Portfolios)     substantially similar capacity since prior
(since inception with respect to the        to 2005.
AllianceBernstein Intermediate Municipal
Portfolios)

Wayne Godlin; Senior Vice President         Senior Vice President of the Adviser,
(since 2010)                                with which he has been associated in a
                                            substantially similar capacity since
                                            December 2009. Prior thereto, an
                                            investment manager and a Managing
                                            Director of Van Kampen Asset
                                            Management with which he had been
                                            associated since prior to 2005.

Terrance T. Hults; Senior Vice President    Senior Vice President of the Adviser,
(since 1995 with respect to the             with which he has been associated in a
AllianceBernstein Municipal Portfolios)     substantially similar capacity since prior
(since 2002 with respect to the             to 2005.
AllianceBernstein Intermediate Municipal
Portfolios)

*Responsible for each Portfolio except High Income Portfolio.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds; certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuation dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Portfolio's shares or other adverse consequences to a Portfolio. This may require the Portfolios to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolios.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of a Portfolio, may be paid for each plan participant portfolio account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Financial intermediaries and their financial advisors may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class.

For more information, please refer to the Portfolios' SAIs, call your financial advisor or visit our website at www.AllianceBernstein.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The Portfolios declare dividends on their shares on each business day from each Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES
GENERAL
Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets).

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the NATIONAL PORTFOLIO, HIGH INCOME PORTFOLIO AND INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO, relevant state and local personal income taxes.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

STATE PORTFOLIOS AND INTERMEDIATE STATE PORTFOLIOS
ARIZONA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

CALIFORNIA PORTFOLIO AND INTERMEDIATE CALIFORNIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

MASSACHUSETTS PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

MICHIGAN PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from

Michigan income, intangible and business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and business taxes.

MINNESOTA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

NEW JERSEY PORTFOLIO. It is anticipated that substantially all of the distributions of income and capital gains paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.

NEW YORK PORTFOLIO AND INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

OHIO PORTFOLIO. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

PENNSYLVANIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax that no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

VIRGINIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

AMT is the federal alternative minimum tax.

AMT-SUBJECT BONDS are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

BONDS are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

INSURED SECURITIES are municipal securities that are insured as to the payment of principal and interest.

MUNICIPAL SECURITIES are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

THE BARCLAYS CAPITAL MUNICIPAL BOND INDEX is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information for the AllianceBernstein Municipal Portfolios has been audited by Ernst & Young LLP, the independent registered public accounting firm of the NATIONAL PORTFOLIO, CALIFORNIA PORTFOLIO, ARIZONA PORTFOLIO, MASSACHUSETTS PORTFOLIO, MICHIGAN PORTFOLIO, MINNESOTA PORTFOLIO, NEW JERSEY PORTFOLIO, NEW YORK PORTFOLIO, OHIO PORTFOLIO, PENNSYLVANIA PORTFOLIO and VIRGINIA PORTFOLIO. This information for the AllianceBernstein Intermediate Municipal Portfolios has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO, INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO and INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO. The independent registered public accounting firms' reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request. Financial highlights information is not available for HIGH INCOME PORTFOLIO because it has not yet commenced operations.

                                INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------  --------------------------------
                                           NET GAINS OR
                                            LOSSES ON
                     NET ASSET     NET     INVESTMENTS             DIVIDENDS
                      VALUE,   INVESTMENT     (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME    REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) +(A) UNREALIZED)  OPERATIONS   INCOME           GAINS
---------------------------------------------------------------------------------------------------
NATIONAL PORTFOLIO
CLASS A
Year Ended 10/31/09   $ 8.90      $0.40       $ 0.74      $ 1.14     $(0.42)          $0.00
Year Ended 10/31/08    10.03       0.42        (1.13)      (0.71)     (0.42)           0.00
Year Ended 10/31/07    10.22       0.44        (0.19)       0.25      (0.44)           0.00
Year Ended 10/31/06    10.05       0.46         0.17        0.63      (0.46)           0.00
Year Ended 10/31/05    10.13       0.47        (0.07)       0.40      (0.48)           0.00

CLASS B
Year Ended 10/31/09   $ 8.89      $0.34       $ 0.73      $ 1.07     $(0.35)          $0.00
Year Ended 10/31/08    10.02       0.35        (1.13)      (0.78)     (0.35)           0.00
Year Ended 10/31/07    10.21       0.37        (0.19)       0.18      (0.37)           0.00
Year Ended 10/31/06    10.04       0.39         0.17        0.56      (0.39)           0.00
Year Ended 10/31/05    10.12       0.40        (0.07)       0.33      (0.41)           0.00

CLASS C
Year Ended 10/31/09   $ 8.89      $0.34       $ 0.73      $ 1.07     $(0.35)          $0.00
Year Ended 10/31/08    10.02       0.35        (1.13)      (0.78)     (0.35)           0.00
Year Ended 10/31/07    10.21       0.37        (0.19)       0.18      (0.37)           0.00
Year Ended 10/31/06    10.05       0.39         0.16        0.55      (0.39)           0.00
Year Ended 10/31/05    10.13       0.40        (0.07)       0.33      (0.41)           0.00

ADVISOR CLASS
Year Ended 10/31/09   $ 8.90      $0.42       $ 0.74      $ 1.16     $(0.44)          $0.00
August 6, 2008++ to
 October 31, 2008       9.66       0.09        (0.74)      (0.65)     (0.11)           0.00

CALIFORNIA PORTFOLIO
CLASS A
Year Ended 10/31/09   $ 9.85      $0.47       $ 0.64      $ 1.11     $(0.45)          $0.00
Year Ended 10/31/08    10.88       0.46        (1.04)      (0.58)     (0.45)           0.00
Year Ended 10/31/07    11.07       0.46        (0.20)       0.26      (0.45)           0.00
Year Ended 10/31/06    10.86       0.47         0.21        0.68      (0.47)           0.00
Year Ended 10/31/05    10.93       0.48        (0.07)       0.41      (0.48)           0.00

CLASS B
Year Ended 10/31/09   $ 9.84      $0.39       $ 0.65      $ 1.04     $(0.38)          $0.00
Year Ended 10/31/08    10.87       0.38        (1.03)      (0.65)     (0.38)           0.00
Year Ended 10/31/07    11.07       0.38        (0.20)       0.18      (0.38)           0.00
Year Ended 10/31/06    10.86       0.40         0.21        0.61      (0.40)           0.00
Year Ended 10/31/05    10.93       0.40        (0.07)       0.33      (0.40)           0.00

CLASS C
Year Ended 10/31/09   $ 9.84      $0.39       $ 0.65      $ 1.04     $(0.38)          $0.00
Year Ended 10/31/08    10.88       0.38        (1.04)      (0.66)     (0.38)           0.00
Year Ended 10/31/07    11.07       0.38        (0.19)       0.19      (0.38)           0.00
Year Ended 10/31/06    10.86       0.40         0.21        0.61      (0.40)           0.00
Year Ended 10/31/05    10.93       0.40        (0.07)       0.33      (0.40)           0.00

ADVISOR CLASS
Year Ended 10/31/09   $ 9.85      $0.48       $ 0.66      $ 1.14     $(0.48)          $0.00
August 6, 2008++ to
 October 31, 2008      10.51       0.08        (0.63)      (0.55)     (0.11)           0.00
---------------------------------------------------------------------------------------------------

        LESS DISTRIBUTIONS                       RATIOS/SUPPLEMENTAL DATA
----------------------------------  --------------------------------------------------
                                     NET ASSETS,   RATIO OF     RATIO OF NET
 TOTAL DIVI-  NET ASSET             END OF PERIOD  EXPENSES     INCOME/(LOSS) PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       (000'S     TO AVERAGE     TO AVERAGE   TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (B)   OMITTED)    NET ASSETS*    NET ASSETS+    RATE
---------------------------------------------------------------------------------------
   $(0.42)      $ 9.62     13.11%     $642,319       0.74%(c)       4.47%        11%
    (0.42)        8.90     (7.32)      401,886       0.68(c)        4.31         24
    (0.44)       10.03      2.52       361,701       0.68(c)        4.38         15
    (0.46)       10.22      6.43       349,884       0.68(c)(d)     4.56(d)      22
    (0.48)       10.05      3.95       337,201       0.68(c)        4.65         25

   $(0.35)      $ 9.61     12.35%     $ 19,492       1.44%(c)       3.80%        11%
    (0.35)        8.89     (7.97)       14,988       1.38(c)        3.61         24
    (0.37)       10.02      1.81        25,332       1.38(c)        3.69         15
    (0.39)       10.21      5.70        37,399       1.38(c)(d)     3.89(d)      22
    (0.41)       10.04      3.25        49,801       1.38(c)        3.96         25

   $(0.35)      $ 9.61     12.34%     $131,971       1.44%(c)       3.76%        11%
    (0.35)        8.89     (7.98)       63,704       1.38(c)        3.61         24
    (0.37)       10.02      1.81        60,613       1.38(c)        3.68         15
    (0.39)       10.21      5.59        62,447       1.38(c)(d)     3.87(d)      22
    (0.41)       10.05      3.24        61,622       1.38(c)        3.96         25

   $(0.44)      $ 9.62     13.45%     $ 39,245       0.45%(c)       4.55%        11%
    (0.11)        8.90     (6.79)        1,482       0.38(c)+++     5.19+++      24

   $(0.45)      $10.51     11.56%     $610,558       0.75%(e)       4.61%         9%
    (0.45)        9.85     (5.52)      553,120       0.77(e)        4.30          2
    (0.45)       10.88      2.45       594,039       0.77(e)        4.19         21
    (0.47)       11.07      6.42       594,150       0.77(d)(e)     4.33(d)      10
    (0.48)       10.86      3.78       590,042       0.77(e)        4.36         17

   $(0.38)      $10.50     10.80%     $  8,845       1.45%(e)       3.93%         9%
    (0.38)        9.84     (6.18)       16,413       1.47(e)        3.57          2
    (0.38)       10.87      1.65        43,581       1.47(e)        3.48         21
    (0.40)       11.07      5.69        80,928       1.47(d)(e)     3.64(d)      10
    (0.40)       10.86      3.06       122,128       1.47(e)        3.66         17

   $(0.38)      $10.50     10.79%     $118,726       1.45%(e)       3.91%         9%
    (0.38)        9.84     (6.28)      101,126       1.47(e)        3.60          2
    (0.38)       10.88      1.73       111,697       1.47(e)        3.49         21
    (0.40)       11.07      5.69       120,731       1.47(d)(e)     3.64(d)      10
    (0.40)       10.86      3.06       125,067       1.47(e)        3.66         17

   $(0.48)      $10.51     11.89%     $  8,455       0.45%(e)       4.80%         9%
    (0.11)        9.85     (5.20)        1,735       0.47(e)+++     4.98+++       2
---------------------------------------------------------------------------------------

                                INCOME FROM INVESTMENT OPERATIONS   LESS DIVIDENDS AND DISTRIBUTIONS
                               ---------------------------------    --------------------------------
                                           NET GAINS OR
                                            LOSSES ON
                     NET ASSET     NET     INVESTMENTS              DIVIDENDS
                      VALUE,   INVESTMENT     (BOTH     TOTAL FROM   FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME    REALIZED AND INVESTMENT  INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) +(A) UNREALIZED)  OPERATIONS    INCOME           GAINS
----------------------------------------------------------------------------------------------------
ARIZONA PORTFOLIO
CLASS A
Year Ended 9/30/09    $10.28      $0.45       $ 0.74      $ 1.19      $(0.45)          $0.00
Year Ended 9/30/08     10.93       0.44        (0.65)      (0.21)      (0.44)           0.00
Year Ended 9/30/07     11.07       0.44        (0.14)       0.30       (0.44)           0.00
Year Ended 9/30/06     11.06       0.45         0.01        0.46       (0.45)           0.00
Year Ended 9/30/05     10.95       0.47         0.11        0.58       (0.47)           0.00
CLASS B
Year Ended 9/30/09    $10.26      $0.38       $ 0.75      $ 1.13      $(0.38)          $0.00
Year Ended 9/30/08     10.91       0.36        (0.65)      (0.29)      (0.36)           0.00
Year Ended 9/30/07     11.05       0.37        (0.15)       0.22       (0.36)           0.00
Year Ended 9/30/06     11.04       0.38         0.00        0.38       (0.37)           0.00
Year Ended 9/30/05     10.94       0.39         0.10        0.49       (0.39)           0.00
CLASS C
Year Ended 9/30/09    $10.26      $0.38       $ 0.75      $ 1.13      $(0.38)          $0.00
Year Ended 9/30/08     10.91       0.36        (0.65)      (0.29)      (0.36)           0.00
Year Ended 9/30/07     11.05       0.37        (0.14)       0.23       (0.37)           0.00
Year Ended 9/30/06     11.04       0.37         0.01        0.38       (0.37)           0.00
Year Ended 9/30/05     10.94       0.39         0.10        0.49       (0.39)           0.00

MASSACHUSETTS
 PORTFOLIO
CLASS A
Year Ended 9/30/09    $10.36      $0.42       $ 0.74      $ 1.16      $(0.44)          $0.00
Year Ended 9/30/08     10.81       0.42        (0.43)      (0.01)**    (0.44)           0.00
Year Ended 9/30/07     10.94       0.44        (0.13)       0.31       (0.44)           0.00
Year Ended 9/30/06     10.96       0.45        (0.02)       0.43       (0.45)           0.00
Year Ended 9/30/05     10.92       0.47         0.05        0.52       (0.48)           0.00
CLASS B
Year Ended 9/30/09    $10.34      $0.34       $ 0.75      $ 1.09      $(0.37)          $0.00
Year Ended 9/30/08     10.79       0.34        (0.43)      (0.09)**    (0.36)           0.00
Year Ended 9/30/07     10.92       0.37        (0.13)       0.24       (0.37)           0.00
Year Ended 9/30/06     10.94       0.38        (0.02)       0.36       (0.38)           0.00
Year Ended 9/30/05     10.91       0.40         0.03        0.43       (0.40)           0.00
CLASS C
Year Ended 9/30/09    $10.34      $0.34       $ 0.75      $ 1.09      $(0.37)          $0.00
Year Ended 9/30/08     10.79       0.34        (0.43)      (0.09)**    (0.36)           0.00
Year Ended 9/30/07     10.92       0.37        (0.13)       0.24       (0.37)           0.00
Year Ended 9/30/06     10.94       0.38        (0.02)       0.36       (0.38)           0.00
Year Ended 9/30/05     10.91       0.40         0.03        0.43       (0.40)           0.00
----------------------------------------------------------------------------------------------------

        LESS DISTRIBUTIONS                       RATIOS/SUPPLEMENTAL DATA
----------------------------------  --------------------------------------------------
                                     NET ASSETS,   RATIO OF     RATIO OF NET
 TOTAL DIVI-  NET ASSET             END OF PERIOD  EXPENSES     INCOME/(LOSS) PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       (000'S     TO AVERAGE     TO AVERAGE   TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (B)   OMITTED)    NET ASSETS*    NET ASSETS+    RATE
---------------------------------------------------------------------------------------
   $(0.45)      $11.02     11.97%     $172,697       0.78%(f)       4.38%         7%
    (0.44)       10.28     (2.08)      166,997       0.78(f)        4.02         25
    (0.44)       10.93      2.78       141,882       0.78(f)        4.03          8
    (0.45)       11.07      4.28       138,880       0.78(d)(f)     4.11(d)      20
    (0.47)       11.06      5.36       111,704       0.78(f)        4.22         25

   $(0.38)      $11.01     11.32%     $  7,409       1.48%(f)       3.70%         7%
    (0.36)       10.26     (2.76)       14,485       1.48(f)        3.32         25
    (0.36)       10.91      2.07        36,136       1.48(f)        3.33          8
    (0.37)       11.05      3.56        52,070       1.48(d)(f)     3.42(d)      20
    (0.39)       11.04      4.56        63,255       1.48(f)        3.54         25

   $(0.38)      $11.01     11.32%     $ 34,975       1.48%(f)       3.68%         7%
    (0.36)       10.26     (2.76)       30,000       1.48(f)        3.33         25
    (0.37)       10.91      2.07        26,474       1.48(f)        3.34          8
    (0.37)       11.05      3.56        25,445       1.48(d)(f)     3.42(d)      20
    (0.39)       11.04      4.56        24,926       1.48(f)        3.53         25

   $(0.44)      $11.08     11.50%     $158,368       0.82%(g)       3.96%         7%
    (0.44)       10.36     (0.22)      109,951       0.82(g)        3.90         32
    (0.44)       10.81      2.92        74,341       0.82(g)        4.08         11
    (0.45)       10.94      4.06        63,120       0.82(d)(g)     4.18(d)      25
    (0.48)       10.96      4.80        53,035       0.82(g)        4.29         25

   $(0.37)      $11.06     10.75%     $  7,600       1.52%(g)       3.29%         7%
    (0.36)       10.34     (0.91)       13,477       1.52(g)        3.23         32
    (0.37)       10.79      2.21        25,209       1.52(g)        3.38         11
    (0.38)       10.92      3.35        41,221       1.52(d)(g)     3.49(d)      25
    (0.40)       10.94      4.00        50,203       1.52(g)        3.61         25

   $(0.37)      $11.06     10.75%     $ 45,510       1.52%(g)       3.27%         7%
    (0.36)       10.34     (0.91)       36,834       1.52(g)        3.22         32
    (0.37)       10.79      2.22        34,479       1.52(g)        3.39         11
    (0.38)       10.92      3.35        38,001       1.52(d)(g)     3.49(d)      25
    (0.40)       10.94      3.99        34,789       1.52(g)        3.61         25
---------------------------------------------------------------------------------------

                                  INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                                 ----------------------------------  -------------------------------
                                             NET GAINS OR
                                              LOSSES ON
                       NET ASSET     NET     INVESTMENTS             DIVIDENDS
                        VALUE,   INVESTMENT     (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
                       BEGINNING   INCOME    REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
FISCAL YEAR OR PERIOD  OF PERIOD (LOSS) +(A) UNREALIZED)  OPERATIONS   INCOME           GAINS
-----------------------------------------------------------------------------------------------------
MICHIGAN PORTFOLIO
CLASS A
Year Ended 9/30/09      $10.11      $0.40       $ 0.70      $ 1.10     $(0.42)         $ 0.00
Year Ended 9/30/08       10.74       0.40        (0.60)      (0.20)     (0.41)          (0.02)
Year Ended 9/30/07       10.91       0.42        (0.12)       0.30      (0.42)          (0.05)
Year Ended 9/30/06       10.88       0.43         0.03        0.46      (0.42)          (0.01)
Year Ended 9/30/05       10.79       0.46         0.09        0.55      (0.46)           0.00

CLASS B
Year Ended 9/30/09      $10.09      $0.33       $ 0.70      $ 1.03     $(0.35)         $ 0.00
Year Ended 9/30/08       10.72       0.32        (0.59)      (0.27)     (0.34)          (0.02)
Year Ended 9/30/07       10.89       0.34        (0.12)       0.22      (0.34)          (0.05)
Year Ended 9/30/06       10.86       0.35         0.04        0.39      (0.35)          (0.01)
Year Ended 9/30/05       10.77       0.38         0.10        0.48      (0.39)           0.00

CLASS C
Year Ended 9/30/09      $10.09      $0.33       $ 0.71      $ 1.04     $(0.35)         $ 0.00
Year Ended 9/30/08       10.73       0.33        (0.61)      (0.28)     (0.34)          (0.02)
Year Ended 9/30/07       10.89       0.34        (0.11)       0.23      (0.34)          (0.05)
Year Ended 9/30/06       10.87       0.35         0.03        0.38      (0.35)          (0.01)
Year Ended 9/30/05       10.77       0.38         0.10        0.48      (0.38)           0.00

MINNESOTA PORTFOLIO
CLASS A
Year Ended 9/30/09      $ 9.51      $0.37       $ 0.67      $ 1.04     $(0.38)         $ 0.00
Year Ended 9/30/08       10.05       0.39        (0.53)      (0.14)     (0.40)           0.00
Year Ended 9/30/07       10.20       0.41        (0.15)       0.26      (0.41)           0.00
Year Ended 9/30/06       10.19       0.42         0.01        0.43      (0.42)           0.00
Year Ended 9/30/05       10.14       0.42         0.05        0.47      (0.42)           0.00

CLASS B
Year Ended 9/30/09      $ 9.51      $0.30       $ 0.67      $ 0.97     $(0.31)         $ 0.00
Year Ended 9/30/08       10.05       0.32        (0.53)      (0.21)     (0.33)           0.00
Year Ended 9/30/07       10.20       0.34        (0.15)       0.19      (0.34)           0.00
Year Ended 9/30/06       10.19       0.34         0.01        0.35      (0.34)           0.00
Year Ended 9/30/05       10.14       0.35         0.05        0.40      (0.35)           0.00

CLASS C
Year Ended 9/30/09      $ 9.52      $0.30       $ 0.67      $ 0.97     $(0.31)         $ 0.00
Year Ended 9/30/08       10.06       0.32        (0.53)      (0.21)     (0.33)           0.00
Year Ended 9/30/07       10.21       0.34        (0.15)       0.19      (0.34)           0.00
Year Ended 9/30/06       10.20       0.34         0.01        0.35      (0.34)           0.00
Year Ended 9/30/05       10.15       0.35         0.05        0.40      (0.35)           0.00

NEW JERSEY PORTFOLIO
CLASS A
Year Ended 9/30/09      $ 9.13      $0.40       $ 0.43      $ 0.83     $(0.41)         $ 0.00
Year Ended 9/30/08        9.76       0.40        (0.63)      (0.23)     (0.40)           0.00
Year Ended 9/30/07        9.93       0.42        (0.17)       0.25      (0.42)           0.00
Year Ended 9/30/06        9.90       0.42         0.03        0.45      (0.42)           0.00
Year Ended 9/30/05        9.84       0.42         0.07        0.49      (0.43)           0.00

CLASS B
Year Ended 9/30/09      $ 9.13      $0.34       $ 0.43      $ 0.77     $(0.35)         $ 0.00
Year Ended 9/30/08        9.76       0.33        (0.62)      (0.29)     (0.34)           0.00
Year Ended 9/30/07        9.93       0.35        (0.17)       0.18      (0.35)           0.00
Year Ended 9/30/06        9.90       0.35         0.03        0.38      (0.35)           0.00
Year Ended 9/30/05        9.84       0.35         0.07        0.42      (0.36)           0.00

CLASS C
Year Ended 9/30/09      $ 9.13      $0.34       $ 0.44      $ 0.78     $(0.35)         $ 0.00
Year Ended 9/30/08        9.76       0.33        (0.62)      (0.29)     (0.34)           0.00
Year Ended 9/30/07        9.93       0.35        (0.17)       0.18      (0.35)           0.00
Year Ended 9/30/06        9.90       0.35         0.03        0.38      (0.35)           0.00
Year Ended 9/30/05        9.84       0.35         0.07        0.42      (0.36)           0.00
-----------------------------------------------------------------------------------------------------

        LESS DISTRIBUTIONS                       RATIOS/SUPPLEMENTAL DATA
----------------------------------  -------------------------------------------------
                                                                RATIO OF NET
                                     NET ASSETS,   RATIO OF       INCOME/
 TOTAL DIVI-  NET ASSET             END OF PERIOD  EXPENSES      (LOSS) TO   PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       (000'S     TO AVERAGE      AVERAGE    TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (B)   OMITTED)    NET ASSETS*   NET ASSETS+    RATE
--------------------------------------------------------------------------------------
   $(0.42)      $10.79     11.18%     $ 73,799       1.01%(h)       3.93%       11%
    (0.43)       10.11     (1.97)       67,798       1.01(h)        3.77        13
    (0.47)       10.74      2.75        63,989       1.01(h)        3.87         2
    (0.43)       10.91      4.38        64,920       0.98(d)(h)     3.92(d)     17
    (0.46)       10.88      5.16        54,635       0.99(h)        4.19        18

   $(0.35)      $10.77     10.45%     $  5,424       1.71%(h)       3.25%       11%
    (0.36)       10.09     (2.65)       10,378       1.71(h)        3.08        13
    (0.39)       10.72      2.04        20,524       1.71(h)        3.17         2
    (0.36)       10.89      3.66        30,813       1.69(d)(h)     3.23(d)     17
    (0.39)       10.86      4.47        41,516       1.70(h)        3.50        18

   $(0.35)      $10.78     10.54%     $ 35,905       1.71%(h)       3.24%       11%
    (0.36)       10.09     (2.74)       34,290       1.71(h)        3.08        13
    (0.39)       10.73      2.13        37,755       1.71(h)        3.17         2
    (0.36)       10.89      3.56        41,274       1.68(d)(h)     3.23(d)     17
    (0.38)       10.87      4.54        43,225       1.70(h)        3.50        18

   $(0.38)      $10.17     11.20%     $ 93,916       0.90%(i)       3.79%        1%
    (0.40)        9.51     (1.53)       78,064       0.90(i)        3.93         7
    (0.41)       10.05      2.58        73,400       0.90(i)        4.03         1
    (0.42)       10.20      4.29        71,172       0.90(d)(i)     4.10(d)     13
    (0.42)       10.19      4.72        69,174       0.90(i)        4.12        14

   $(0.31)      $10.17     10.43%     $  1,165       1.60%(i)       3.19%        1%
    (0.33)        9.51     (2.21)        2,805       1.60(i)        3.21         7
    (0.34)       10.05      1.86         6,571       1.60(i)        3.33         1
    (0.34)       10.20      3.56        10,577       1.60(d)(i)     3.41(d)     13
    (0.35)       10.19      3.99        14,424       1.60(i)        3.43        14

   $(0.31)      $10.18     10.42%     $ 18,729       1.60%(i)       3.07%        1%
    (0.33)        9.52     (2.21)       14,192       1.60(i)        3.22         7
    (0.34)       10.06      1.86        13,818       1.60(i)        3.33         1
    (0.34)       10.21      3.55        15,635       1.60(d)(i)     3.40(d)     13
    (0.35)       10.20      3.98        17,153       1.60(i)        3.42        14

   $(0.41)      $ 9.55      9.45%     $130,515       0.87%(j)       4.48%        8%
    (0.40)        9.13     (2.46)      116,562       0.87(j)        4.15        32
    (0.42)        9.76      2.52       101,138       0.87(j)        4.23         6
    (0.42)        9.93      4.65        83,088       0.87(d)(j)     4.25(d)      6
    (0.43)        9.90      5.03        77,570       0.87(j)        4.26        38

   $(0.35)      $ 9.55      8.69%     $  8,174       1.57%(j)       3.82%        8%
    (0.34)        9.13     (3.14)       13,898       1.57(j)        3.44        32
    (0.35)        9.76      1.80        27,275       1.57(j)        3.52         6
    (0.35)        9.93      3.91        42,766       1.57(d)(j)     3.55(d)      6
    (0.36)        9.90      4.30        58,706       1.57(j)        3.56        38

   $(0.35)      $ 9.56      8.81%     $ 35,544       1.57%(j)       3.78%        8%
    (0.34)        9.13     (3.14)       32,332       1.57(j)        3.44        32
    (0.35)        9.76      1.80        33,031       1.57(j)        3.52         6
    (0.35)        9.93      3.92        34,042       1.57(d)(j)     3.55(d)      6
    (0.36)        9.90      4.31        35,279       1.57(j)        3.56        38
--------------------------------------------------------------------------------------

                                INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------  --------------------------------
                                           NET GAINS OR
                                            LOSSES ON
                     NET ASSET     NET     INVESTMENTS             DIVIDENDS
                      VALUE,   INVESTMENT     (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME    REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) +(A) UNREALIZED)  OPERATIONS   INCOME           GAINS
---------------------------------------------------------------------------------------------------
NEW YORK PORTFOLIO
CLASS A
Year Ended 10/31/09   $ 9.01      $0.38       $ 0.68      $ 1.06     $(0.38)          $0.00
Year Ended 10/31/08     9.82       0.40        (0.81)      (0.41)     (0.40)           0.00
Year Ended 10/31/07     9.97       0.41        (0.15)       0.26      (0.41)           0.00
Year Ended 10/31/06     9.81       0.42         0.16        0.58      (0.42)           0.00
Year Ended 10/31/05     9.93       0.46        (0.12)       0.34      (0.46)           0.00
CLASS B
Year Ended 10/31/09   $ 9.00      $0.32       $ 0.68      $ 1.00     $(0.32)          $0.00
Year Ended 10/31/08     9.80       0.33        (0.79)      (0.46)     (0.34)           0.00
Year Ended 10/31/07     9.96       0.34        (0.16)       0.18      (0.34)           0.00
Year Ended 10/31/06     9.80       0.35         0.16        0.51      (0.35)           0.00
Year Ended 10/31/05     9.92       0.39        (0.12)       0.27      (0.39)           0.00
CLASS C
Year Ended 10/31/09   $ 9.01      $0.31       $ 0.68      $ 0.99     $(0.32)          $0.00
Year Ended 10/31/08     9.81       0.33        (0.79)      (0.46)     (0.34)           0.00
Year Ended 10/31/07     9.96       0.34        (0.15)       0.19      (0.34)           0.00
Year Ended 10/31/06     9.80       0.35         0.16        0.51      (0.35)           0.00
Year Ended 10/31/05     9.92       0.39        (0.12)       0.27      (0.39)           0.00
ADVISOR CLASS
Year Ended 10/31/09   $ 9.02      $0.41       $ 0.67      $ 1.08     $(0.41)          $0.00
August 6, 2008++ to
 October 31, 2008       9.60       0.08        (0.56)      (0.48)     (0.10)           0.00

OHIO PORTFOLIO
CLASS A
Year Ended 9/30/09    $ 9.44      $0.40       $ 0.69      $ 1.09     $(0.41)          $0.00
Year Ended 9/30/08     10.06       0.40        (0.62)      (0.22)     (0.40)           0.00
Year Ended 9/30/07     10.16       0.40        (0.10)       0.30      (0.40)           0.00
Year Ended 9/30/06     10.14       0.41         0.02        0.43      (0.41)           0.00
Year Ended 9/30/05     10.10       0.43         0.03        0.46      (0.42)           0.00
CLASS B
Year Ended 9/30/09    $ 9.43      $0.33       $ 0.69      $ 1.02     $(0.34)          $0.00
Year Ended 9/30/08     10.05       0.32        (0.61)      (0.29)     (0.33)           0.00
Year Ended 9/30/07     10.15       0.33        (0.10)       0.23      (0.33)           0.00
Year Ended 9/30/06     10.13       0.34         0.02        0.36      (0.34)           0.00
Year Ended 9/30/05     10.09       0.36         0.03        0.39      (0.35)           0.00
CLASS C
Year Ended 9/30/09    $ 9.43      $0.33       $ 0.70      $ 1.03     $(0.34)          $0.00
Year Ended 9/30/08     10.06       0.33        (0.63)      (0.30)     (0.33)           0.00
Year Ended 9/30/07     10.16       0.33        (0.10)       0.23      (0.33)           0.00
Year Ended 9/30/06     10.13       0.34         0.03        0.37      (0.34)           0.00
Year Ended 9/30/05     10.09       0.36         0.03        0.39      (0.35)           0.00

PENNSYLVANIA
 PORTFOLIO
CLASS A
Year Ended 9/30/09    $ 9.75      $0.41       $ 0.53      $ 0.94     $(0.41)          $0.00
Year Ended 9/30/08     10.44       0.41        (0.69)      (0.28)     (0.41)           0.00
Year Ended 9/30/07     10.58       0.41        (0.14)       0.27      (0.41)           0.00
Year Ended 9/30/06     10.53       0.42         0.05        0.47      (0.42)           0.00
Year Ended 9/30/05     10.48       0.44         0.05        0.49      (0.44)           0.00
CLASS B
Year Ended 9/30/09    $ 9.75      $0.34       $ 0.53      $ 0.87     $(0.34)          $0.00
Year Ended 9/30/08     10.44       0.34        (0.69)      (0.35)     (0.34)           0.00
Year Ended 9/30/07     10.58       0.34        (0.14)       0.20      (0.34)           0.00
Year Ended 9/30/06     10.53       0.35         0.05        0.40      (0.35)           0.00
Year Ended 9/30/05     10.48       0.37         0.05        0.42      (0.37)           0.00
CLASS C
Year Ended 9/30/09    $ 9.75      $0.34       $ 0.53      $ 0.87     $(0.34)          $0.00
Year Ended 9/30/08     10.44       0.34        (0.69)      (0.35)     (0.34)           0.00
Year Ended 9/30/07     10.58       0.34        (0.14)       0.20      (0.34)           0.00
Year Ended 9/30/06     10.53       0.35         0.05        0.40      (0.35)           0.00
Year Ended 9/30/05     10.48       0.37         0.05        0.42      (0.37)           0.00
---------------------------------------------------------------------------------------------------

        LESS DISTRIBUTIONS                       RATIOS/SUPPLEMENTAL DATA
----------------------------------  -------------------------------------------------
                                                                RATIO OF NET
                                     NET ASSETS,   RATIO OF       INCOME/
 TOTAL DIVI-  NET ASSET             END OF PERIOD  EXPENSES      (LOSS) TO   PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       (000'S     TO AVERAGE      AVERAGE    TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (B)   OMITTED)    NET ASSETS*   NET ASSETS+    RATE
--------------------------------------------------------------------------------------
   $(0.38)      $ 9.69     12.03%     $444,600       0.72%(k)       4.09%        2%
    (0.40)        9.01     (4.31)      368,524       0.58(k)        4.17        10
    (0.41)        9.82      2.62       356,989       0.58(k)        4.12         5
    (0.42)        9.97      6.06       320,580       0.58(d)(k)     4.27(d)     39
    (0.46)        9.81      3.46       294,005       0.58(k)        4.62        19

   $(0.32)      $ 9.68     11.28%     $ 36,520       1.42%(k)       3.43%        2%
    (0.34)        9.00     (4.88)       46,000       1.28(k)        3.46        10%
    (0.34)        9.80      1.82        74,342       1.28(k)        3.42         5
    (0.35)        9.96      5.33       114,128       1.28(d)(k)     3.59(d)     39
    (0.39)        9.80      2.75       133,746       1.28(k)        3.93        19

   $(0.32)      $ 9.68     11.14%     $ 67,718       1.42%(k)       3.38%        2%
    (0.34)        9.01     (4.88)       49,821       1.28(k)        3.47        10
    (0.34)        9.81      1.91        46,305       1.28(k)        3.43         5
    (0.35)        9.96      5.32        48,022       1.28(d)(k)     3.58(d)     39
    (0.39)        9.80      2.74        45,956       1.28(k)        3.92        19

   $(0.41)      $ 9.69     12.25%     $  7,584       0.42%(k)       4.37%        2%
    (0.10)        9.02     (4.98)        4,868       0.28(k)+++     4.95+++     10

   $(0.41)      $10.12     11.84%     $112,101       0.85%(l)       4.18%        3%
    (0.40)        9.44     (2.33)      101,481       0.85(l)        3.97         7
    (0.40)       10.06      3.05        93,801       0.85(l)        4.00         4
    (0.41)       10.16      4.40        87,902       0.85(d)(l)     4.12(d)     11
    (0.42)       10.14      4.67        85,749       0.85(l)        4.19        23

   $(0.34)      $10.11     11.08%     $  8,294       1.55%(l)       3.50%        3%
    (0.33)        9.43     (3.02)       16,192       1.55(l)        3.26         7
    (0.33)       10.05      2.34        29,436       1.55(l)        3.30         4
    (0.34)       10.15      3.67        41,802       1.55(d)(l)     3.42(d)     11
    (0.35)       10.13      3.95        55,111       1.55(l)        3.50        23

   $(0.34)      $10.12     11.19%     $ 41,008       1.55%(l)       3.48%        3%
    (0.33)        9.43     (3.11)       37,446       1.55(l)        3.27         7
    (0.33)       10.06      2.33        40,087       1.55(l)        3.31         4
    (0.34)       10.16      3.78        44,023       1.55(d)(l)     3.42(d)     11
    (0.35)       10.13      3.94        47,610       1.55(l)        3.49        23

   $(0.41)      $10.28     10.00%     $103,024       0.95%(m)       4.25%        9%
    (0.41)        9.75     (2.80)       93,096       0.95(m)        3.99         9
    (0.41)       10.44      2.60        92,626       0.95(m)        3.92         8
    (0.42)       10.58      4.57        81,151       0.95(d)(m)     4.00(d)     23
    (0.44)       10.53      4.75        78,472       0.95(m)        4.19        36

   $(0.34)      $10.28      9.24%     $  7,135       1.65%(m)       3.57%        9%
    (0.34)        9.75     (3.48)       11,245       1.65(m)        3.27         9
    (0.34)       10.44      1.89        21,329       1.65(m)        3.21         8
    (0.35)       10.58      3.84        33,448       1.65(d)(m)     3.31(d)     23
    (0.37)       10.53      4.01        41,760       1.65(m)        3.49        36

   $(0.34)      $10.28      9.24%     $ 28,583       1.65%(m)       3.55%        9%
    (0.34)        9.75     (3.48)       30,194       1.65(m)        3.29         9
    (0.34)       10.44      1.89        31,295       1.65(m)        3.22         8
    (0.35)       10.58      3.84        34,332       1.65(d)(m)     3.30(d)     23
    (0.37)       10.53      4.02        34,705       1.65(m)        3.49        36
--------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                               ---------------------------------  -------------------------------
                                          NET GAINS OR
                                           LOSSES ON
                     NET ASSET    NET     INVESTMENTS             DIVIDENDS
                      VALUE,   INVESTMENT    (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME   REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) (A) UNREALIZED)  OPERATIONS   INCOME           GAINS
--------------------------------------------------------------------------------------------------
VIRGINIA PORTFOLIO
CLASS A
Year Ended 9/30/09    $10.01     $0.42+        0.85%     $ 1.27      (0.44)%          0.00%
Year Ended 9/30/08     10.68      0.43+       (0.66)      (0.23)     (0.44)           0.00
Year Ended 9/30/07     10.84      0.45+       (0.16)       0.29      (0.45)           0.00
Year Ended 9/30/06     10.82      0.47+        0.02        0.49      (0.47)           0.00
Year Ended 9/30/05     10.77      0.49+        0.05        0.54      (0.49)           0.00

CLASS B
Year Ended 9/30/09    $ 9.99     $0.35+        0.85%     $ 1.20      (0.37)%          0.00%
Year Ended 9/30/08     10.66      0.35+       (0.66)      (0.31)     (0.36)           0.00
Year Ended 9/30/07     10.82      0.38+       (0.17)       0.21      (0.37)           0.00
Year Ended 9/30/06     10.80      0.39+        0.02        0.41      (0.39)           0.00
Year Ended 9/30/05     10.75      0.41+        0.05        0.46      (0.41)           0.00

CLASS C
Year Ended 9/30/09    $ 9.98     $0.35+        0.85%     $ 1.20      (0.37)%          0.00%
Year Ended 9/30/08     10.66      0.36+       (0.68)      (0.32)     (0.36)           0.00
Year Ended 9/30/07     10.81      0.38+       (0.16)       0.22      (0.37)           0.00
Year Ended 9/30/06     10.79      0.39+        0.02        0.41      (0.39)           0.00
Year Ended 9/30/05     10.74      0.41+        0.06        0.47      (0.42)           0.00

INTERMEDIATE
 DIVERSIFIED
 MUNICIPAL PORTFOLIO
CLASS A
Year Ended 9/30/09    $13.81     $0.44       $ 0.74      $ 1.18     $(0.44)         $(0.01)
Year Ended 9/30/08     14.01      0.44        (0.20)       0.24      (0.44)           0.00
Year Ended 9/30/07     14.03      0.42        (0.02)       0.40      (0.42)           0.00
Year Ended 9/30/06     14.07      0.42        (0.04)       0.38      (0.42)           0.00
Year Ended 9/30/05     14.27      0.40        (0.20)       0.20      (0.40)           0.00

CLASS B
Year Ended 9/30/09    $13.82     $0.34       $ 0.73      $ 1.07     $(0.34)         $(0.01)
Year Ended 9/30/08     14.01      0.34        (0.19)       0.15      (0.34)           0.00
Year Ended 9/30/07     14.03      0.32        (0.02)       0.30      (0.32)           0.00
Year Ended 9/30/06     14.07      0.32        (0.04)       0.28      (0.32)           0.00
Year Ended 9/30/05     14.27      0.30        (0.20)       0.10      (0.30)           0.00

CLASS C
Year Ended 9/30/09    $13.81     $0.34       $ 0.74      $ 1.08     $(0.34)         $(0.01)
Year Ended 9/30/08     14.01      0.34        (0.20)       0.14      (0.34)           0.00
Year Ended 9/30/07     14.03      0.32        (0.02)       0.30      (0.32)           0.00
Year Ended 9/30/06     14.07      0.32        (0.04)       0.28      (0.32)           0.00
Year Ended 9/30/05     14.27      0.30        (0.20)       0.10      (0.30)           0.00

INTERMEDIATE
 CALIFORNIA
 MUNICIPAL PORTFOLIO
CLASS A
Year Ended 9/30/09    $13.96     $0.44       $ 0.63      $ 1.07     $(0.44)         $(0.04)
Year Ended 9/30/08     14.18      0.44        (0.22)       0.22      (0.44)           0.00
Year Ended 9/30/07     14.20      0.42        (0.02)       0.40      (0.42)           0.00
Year Ended 9/30/06     14.23      0.42        (0.03)       0.39      (0.42)           0.00
Year Ended 9/30/05     14.38      0.40        (0.14)       0.26      (0.40)          (0.01)

CLASS B
Year Ended 9/30/09    $13.97     $0.34       $ 0.62      $ 0.96     $(0.34)         $(0.04)
Year Ended 9/30/08     14.18      0.34        (0.21)       0.13      (0.34)           0.00
Year Ended 9/30/07     14.21      0.32        (0.03)       0.29      (0.32)           0.00
Year Ended 9/30/06     14.24      0.32        (0.03)       0.29      (0.32)           0.00
Year Ended 9/30/05     14.39      0.30        (0.14)       0.16      (0.30)          (0.01)

CLASS C
Year Ended 9/30/09    $13.96     $0.34       $ 0.63      $ 0.97     $(0.34)         $(0.04)
Year Ended 9/30/08     14.18      0.34        (0.22)       0.12      (0.34)           0.00
Year Ended 9/30/07     14.20      0.32        (0.02)       0.30      (0.32)           0.00
Year Ended 9/30/06     14.23      0.32        (0.03)       0.29      (0.32)           0.00
Year Ended 9/30/05     14.38      0.30        (0.14)       0.16      (0.30)          (0.01)
--------------------------------------------------------------------------------------------------

        LESS DISTRIBUTIONS                       RATIOS/SUPPLEMENTAL DATA
----------------------------------  -------------------------------------------------
                                                                RATIO OF NET
                                     NET ASSETS,   RATIO OF       INCOME/
 TOTAL DIVI-  NET ASSET             END OF PERIOD  EXPENSES      (LOSS) TO   PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       (000'S     TO AVERAGE      AVERAGE    TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (B)   OMITTED)    NET ASSETS*    NET ASSETS    RATE
--------------------------------------------------------------------------------------
   $(0.44)      $10.84     13.03%     $178,412       0.72%(n)       4.17%+       9%
    (0.44)       10.01     (2.33)      141,216       0.72(n)        4.07+       26
    (0.45)       10.68      2.72       119,858       0.72(n)        4.19+       15
    (0.47)       10.84      4.61       109,343       0.72(d)(n)     4.33(d)+    31
    (0.49)       10.82      5.11        88,605       0.72(n)        4.48+       23

   $(0.37)      $10.82     12.27%     $  6,578       1.42%(n)       3.55%+       9%
    (0.36)        9.99     (3.02)       11,582       1.42(n)        3.37+       26
    (0.37)       10.66      2.01        23,486       1.42(n)        3.49+       15
    (0.39)       10.82      3.89        37,006       1.42(d)(n)     3.64(d)+    31
    (0.41)       10.80      4.36        46,489       1.42(n)        3.81+       23

   $(0.37)      $10.81     12.28%     $ 49,137       1.42%(n)       3.48%+       9%
    (0.36)        9.98     (3.11)       36,517       1.42(n)        3.38+       26
    (0.37)       10.66      2.11        35,516       1.42(n)        3.50+       15
    (0.39)       10.81      3.90        34,544       1.42(d)(n)     3.64(d)+    31
    (0.42)       10.79      4.41        29,412       1.42(n)        3.80+       23

   $(0.45)      $14.54      8.74%     $114,769       0.82%          3.11%       12%
    (0.44)       13.81      1.70        46,537       0.82           3.13        28
    (0.42)       14.01      2.90        30,378       0.88           3.02        18
    (0.42)       14.03      2.75        64,074       0.89(d)        3.01(d)     29
    (0.40)       14.07      1.43        83,353       0.87           2.83        28

   $(0.35)      $14.54      7.91%     $  3,333       1.56%          2.43%       12%
    (0.34)       13.82      1.08        11,674       1.53           2.43        28
    (0.32)       14.01      2.19        23,751       1.58           2.32        18
    (0.32)       14.03      2.04        38,429       1.58(d)        2.31(d)     29
    (0.30)       14.07      0.73        66,067       1.57           2.13        28

   $(0.35)      $14.54      7.99%     $ 46,061       1.53%          2.42%       12%
    (0.34)       13.81      1.00        32,593       1.53           2.43        28
    (0.32)       14.01      2.19        35,864       1.58           2.32        18
    (0.32)       14.03      2.04        46,625       1.59(d)        2.31(d)     29
    (0.30)       14.07      0.73        67,057       1.57           2.14        28

   $(0.48)      $14.55      7.82%     $ 41,130       0.89%          3.11%       14%
    (0.44)       13.96      1.55        29,827       0.90           3.10        26
    (0.42)       14.18      2.87        20,163       0.92           2.98        27
    (0.42)       14.20      2.77        26,648       0.89(d)        2.96(d)     23
    (0.41)       14.23      1.84        37,420       0.89           2.80        30

   $(0.38)      $14.55      7.00%     $  1,873       1.61%          2.42%       14%
    (0.34)       13.97      0.92         6,380       1.60           2.40        26
    (0.32)       14.18      2.08        10,293       1.62           2.27        27
    (0.32)       14.21      2.06        16,012       1.60(d)        2.26(d)     23
    (0.31)       14.24      1.14        26,081       1.59           2.10        30

   $(0.38)      $14.55      7.08%     $ 18,717       1.60%          2.42%       14%
    (0.34)       13.96      0.84        17,416       1.60           2.40        26
    (0.32)       14.18      2.15        17,202       1.62           2.28        27
    (0.32)       14.20      2.07        22,253       1.59(d)        2.26(d)     23
    (0.31)       14.23      1.13        28,495       1.59           2.10        30
--------------------------------------------------------------------------------------

                                INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------- -------------------------------
                                           NET GAINS OR
                                            LOSSES ON
                     NET ASSET     NET     INVESTMENTS             DIVIDENDS
                      VALUE,   INVESTMENT     (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME    REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) +(A) UNREALIZED)  OPERATIONS   INCOME           GAINS
---------------------------------------------------------------------------------------------------
INTERMEDIATE NEW
 YORK MUNICIPAL
 PORTFOLIO
CLASS A
Year Ended 9/30/09    $13.60      $0.42       $ 0.79      $1.21      $(0.42)         $(0.04)
Year Ended 9/30/08     13.83       0.43        (0.23)      0.20       (0.43)           0.00
Year Ended 9/30/07     13.85       0.43        (0.02)      0.41       (0.43)           0.00
Year Ended 9/30/06     13.90       0.43        (0.05)      0.38       (0.43)           0.00
Year Ended 9/30/05     14.11       0.43        (0.21)      0.22       (0.43)           0.00

CLASS B
Year Ended 9/30/09    $13.60      $0.33       $ 0.79      $1.12      $(0.33)         $(0.04)
Year Ended 9/30/08     13.82       0.33        (0.21)      0.12       (0.34)           0.00
Year Ended 9/30/07     13.85       0.34        (0.03)      0.31       (0.34)           0.00
Year Ended 9/30/06     13.89       0.34        (0.04)      0.30       (0.34)           0.00
Year Ended 9/30/05     14.10       0.33        (0.21)      0.12       (0.33)           0.00

CLASS C
Year Ended 9/30/09    $13.60      $0.32       $ 0.80      $1.12      $(0.33)         $(0.04)
Year Ended 9/30/08     13.83       0.33        (0.23)      0.10       (0.33)           0.00
Year Ended 9/30/07     13.85       0.33        (0.02)      0.31       (0.33)           0.00
Year Ended 9/30/06     13.90       0.34        (0.05)      0.29       (0.34)           0.00
Year Ended 9/30/05     14.11       0.33        (0.21)      0.12       (0.33)           0.00
---------------------------------------------------------------------------------------------------

        LESS DISTRIBUTIONS                      RATIOS/SUPPLEMENTAL DATA
----------------------------------  ------------------------------------------------
                                     NET ASSETS,   RATIO OF   RATIO OF NET
 TOTAL DIVI-  NET ASSET             END OF PERIOD  EXPENSES   INCOME/(LOSS) PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       (000'S     TO AVERAGE   TO AVERAGE   TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (B)   OMITTED)    NET ASSETS*  NET ASSETS     RATE
-------------------------------------------------------------------------------------
   $(0.46)      $14.35      9.15%      $67,472       0.87%        3.05%        19%
    (0.43)       13.60      1.43        38,508       0.89         3.09         24
    (0.43)       13.83      3.03        26,914       0.90         3.14         24
    (0.43)       13.85      2.81        34,440       0.91(d)      3.14(d)      21
    (0.43)       13.90      1.55        44,730       0.90         3.04         32

   $(0.37)      $14.35      8.39%      $ 3,426       1.60%        2.39%        19%
    (0.34)       13.60      0.80        11,912       1.60         2.40         24
    (0.34)       13.82      2.24        21,340       1.60         2.44         24
    (0.34)       13.85      2.17        31,804       1.61(d)      2.44(d)      21
    (0.33)       13.89      0.85        48,851       1.60         2.34         32

   $(0.37)      $14.35      8.39%      $30,877       1.57%        2.34%        19%
    (0.33)       13.60      0.72        17,618       1.60         2.40         24
    (0.33)       13.83      2.31        17,300       1.60         2.44         24
    (0.34)       13.85      2.09        22,482       1.61(d)      2.44(d)      21
    (0.33)       13.90      0.85        36,217       1.60         2.34         32
-------------------------------------------------------------------------------------

* Net of any waivers/reimbursements and interest expense.

**Included contribution from the Adviser in the amount of less than $.005.

+ Net of expenses assumed and/or waived by the Adviser for all fiscal periods.

++Commencement of operations.

+++Annualized.

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)If the National Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .89%, .91%, .92%, 1.01% and .93% for Class A shares, 1.61%, 1.63%, 1.63%, 1.73% and 1.64% for Class B shares, 1.60%, 1.61%, 1.62%, 1.72% and 1.64% for Class C shares and .57% and .69%
   for Advisor Class shares.

(d)The ratio includes expenses attributable to the costs of proxy solicitation.

(e)If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .86%, .85%, .85%, .85% and .86% for Class A shares, 1.57%, 1.56%,
   1.56%, 1.56%, and 1.56% for Class B shares, 1.56%, 1.55%, 1.55%, 1.56%, and
   1.56% for Class C shares, and .55% and .55% for Advisor Class shares.

(f)If the Arizona Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .93%, .93%, .96%, .95%, and .97% for Class A shares, 1.65%, 1.66%,
   1.67%, 1.66%, and 1.68% for Class B shares and 1.64%, 1.64%, 1.66%, 1.65%, and 1.67% for Class C shares.

(g)If the Massachusetts Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .95%, 1.01%, 1.06%, 1.09%, and 1.17% for Class A shares, 1.67%, 1.73%, 1.77%, 1.81%, and 1.88% for Class B shares and 1.66%, 1.72%, 1.76%, 1.80% and 1.88% for Class C shares.

(h)If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.07%, 1.06%, 1.10%, 1.04%, and 1.05% for Class A shares, 1.79%, 1.78%,
   1.81%, 1.75%, and 1.76% for Class B shares and 1.78%, 1.76%, 1.81%, 1.74%
   and 1.75% for Class C shares.

(i)If the Minnesota Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.07%, 1.10%, 1.16%, 1.17% and 1.26% for Class A shares, 1.81%, 1.81%, 1.87%, 1.88%, and 1.97% for Class B shares and 1.78%, 1.80%, 1.86%, 1.87% and 1.96% for Class C shares.

(j)If the New Jersey Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .99%, .99%, 1.10%, 1.15%, and 1.16% for Class A shares, 1.71%, 1.72%, 1.81%, 1.86% and 1.87% for Class B shares and 1.69%, 1.70%, 1.80%, 1.85% and 1.86% for Class C shares.

(k)If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .88%, .88%, .90%, .89% and .91% for Class A shares, 1.60%, 1.60%,
   1.61%, 1.60% and 1.62% for Class B shares, 1.58%, 1.58%, 1.60%, 1.60% and
   1.61% for Class C shares and .58% and .49% for Advisor Class shares.

(l)If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .99%, 1.00%, 1.01%, .98%, and .99% for Class A shares, 1.71%, 1.72%, 1.72%,
   1.69% and 1.69% for Class B shares and 1.70%, 1.71%, 1.71%, 1.68% and 1.69%
   for Class C shares.

(m)If the Pennsylvania Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.03%, 1.03%, 1.03%, 1.11% and 1.20% for Class A shares, 1.75%, 1.75%, 1.74%, 1.82% and 1.90% for Class B shares and 1.73%, 1.74%, 1.74%, 1.82% and 1.90% for Class C shares.

(n)If the Virginia Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been .94%, .96%, .99%, 1.01% and 1.09% for Class A shares, 1.67%, 1.67%, 1.69%, 1.72% and 1.80% for Class B shares and 1.65%, 1.66%, 1.69%, 1.71% and 1.79% for Class C shares.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or to categories below CCC.

NR--Indicates that Fitch does not rate the specific issue.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Portfolios to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus, about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 3.00%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  376.39    $10,108.61
   2             10,108.61      505.43    10,614.04      94.46     10,519.58
   3             10,519.58      525.98    11,045.56      98.31     10,947.25
   4             10,947.25      547.36    11,494.61     102.30     11,392.31
   5             11,392.31      569.62    11,961.93     106.46     11,855.47
   6             11,855.47      592.77    12,448.24     110.79     12,337.45
   7             12,337.45      616.87    12,954.32     115.29     12,839.03
   8             12,839.03      641.95    13,480.98     119.98     13,361.00
   9             13,361.00      668.05    14,029.05     124.86     13,904.19
   10            13,904.19      695.21    14,599.40     129.93     14,469.47
   --------------------------------------------------------------------------
   Cumulative                $5,848.24               $1,378.77

HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  381.48    $10,103.52
   2             10,103.52      505.18    10,608.70     144.28     10,464.42
   3             10,464.42      523.22    10,987.64     149.43     10,838.21
   4             10,838.21      541.91    11,380.12     154.77     11,225.35
   5             11,225.35      561.27    11,786.62     160.30     11,626.32
   6             11,626.32      581.32    12,207.64     166.02     12,041.62
   7             12,041.62      602.08    12,643.70     171.95     12,471.75
   8             12,471.75      623.59    13,095.34     178.10     12,917.24
   9             12,917.24      645.86    13,563.10     184.46     13,378.64
   10            13,378.64      668.93    14,047.57     191.05     13,856.52
   --------------------------------------------------------------------------
   Cumulative                $5,738.36               $1,881.84

CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  376.39    $10,108.61
   2             10,108.61      505.43    10,614.04      91.28     10,522.76
   3             10,522.76      526.14    11,048.90      95.02     10,953.88
   4             10,953.88      547.69    11,501.57      98.91     11,402.66
   5             11,402.66      570.13    11,972.79     102.97     11,869.82
   6             11,869.82      593.49    12,463.31     107.18     12,356.13
   7             12,356.13      617.81    12,973.94     111.58     12,862.36
   8             12,862.36      643.12    13,505.48     116.15     13,389.33
   9             13,389.33      669.47    14,058.80     120.91     13,937.89
   10            13,937.89      696.89    14,634.78     125.86     14,508.92
   --------------------------------------------------------------------------
   Cumulative                $5,855.17               $1,346.25

ARIZONA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  379.44    $10,105.56
   2             10,105.56      505.28    10,610.84      98.68     10,512.16
   3             10,512.16      525.61    11,037.77     102.65     10,935.12
   4             10,935.12      546.76    11,481.88     106.78     11,375.10
   5             11,375.10      568.76    11,943.86     111.08     11,832.78
   6             11,832.78      591.64    12,424.42     115.55     12,308.87
   7             12,308.87      615.44    12,924.31     120.20     12,804.11
   8             12,804.11      640.21    13,444.32     125.03     13,319.29
   9             13,319.29      665.96    13,985.25     130.06     13,855.19
   10            13,855.19      692.76    14,547.95     135.30     14,412.65
   --------------------------------------------------------------------------
   Cumulative                $5,837.42               $1,424.77

MASSACHUSETTS PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  383.52    $10,101.48
   2             10,101.48      505.07    10,606.55     100.76     10,505.79
   3             10,505.79      525.29    11,031.08     104.80     10,926.28
   4             10,926.28      546.31    11,472.59     108.99     11,363.60
   5             11,363.60      568.18    11,931.78     113.35     11,818.43
   6             11,818.43      590.92    12,409.35     117.89     12,291.46
   7             12,291.46      614.57    12,906.03     122.61     12,783.42
   8             12,783.42      639.17    13,422.59     127.51     13,295.08
   9             13,295.08      664.75    13,959.83     132.62     13,827.21
   10            13,827.21      691.36    14,518.57     137.93     14,380.64
   --------------------------------------------------------------------------
   Cumulative                $5,830.62               $1,449.98

MICHIGAN PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  402.87    $10,082.13
   2             10,082.13      504.11    10,586.24     113.27     10,472.97
   3             10,472.97      523.65    10,996.62     117.66     10,878.96
   4             10,878.96      543.95    11,422.91     122.23     11,300.68
   5             11,300.68      565.03    11,865.71     126.96     11,738.75
   6             11,738.75      586.94    12,325.69     131.88     12,193.81
   7             12,193.81      609.69    12,803.50     137.00     12,666.50
   8             12,666.50      633.33    13,299.83     142.31     13,157.52
   9             13,157.52      657.88    13,815.40     147.82     13,667.58
   10            13,667.58      683.38    14,350.96     153.56     14,197.40
   --------------------------------------------------------------------------
   Cumulative                $5,792.96               $1,595.56

MINNESOTA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  391.67    $10,093.33
   2             10,093.33      504.67    10,598.00     113.40     10,484.60
   3             10,484.60      524.23    11,008.83     117.79     10,891.04
   4             10,891.04      544.55    11,435.59     122.36     11,313.23
   5             11,313.23      565.66    11,878.89     127.10     11,751.79
   6             11,751.79      587.59    12,339.38     132.03     12,207.35
   7             12,207.35      610.37    12,817.72     137.15     12,680.57
   8             12,680.57      634.03    13,314.60     142.47     13,172.13
   9             13,172.13      658.61    13,830.74     147.99     13,682.75
   10            13,682.75      684.14    14,366.89     153.73     14,213.16
   --------------------------------------------------------------------------
   Cumulative                $5,798.85               $1,585.69

NEW JERSEY PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  388.61    $10,096.39
   2             10,096.39      504.82    10,601.21     104.95     10,496.26
   3             10,496.26      524.81    11,021.07     109.11     10,911.96
   4             10,911.96      545.60    11,457.56     113.43     11,344.13
   5             11,344.13      567.21    11,911.34     117.92     11,793.42
   6             11,793.42      589.67    12,383.09     122.59     12,260.50
   7             12,260.50      613.03    12,873.53     127.45     12,746.08
   8             12,746.08      637.30    13,383.38     132.50     13,250.88
   9             13,250.88      662.54    13,913.42     137.74     13,775.68
   10            13,775.68      688.78    14,464.46     143.20     14,321.26
   --------------------------------------------------------------------------
   Cumulative                $5,818.76               $1,497.50

NEW YORK PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  376.39    $10,108.61
   2             10,108.61      505.43    10,614.04      93.40     10,520.64
   3             10,520.64      526.03    11,046.67      97.21     10,949.46
   4             10,949.46      547.47    11,496.93     101.17     11,395.76
   5             11,395.76      569.79    11,965.55     105.30     11,860.25
   6             11,860.25      593.01    12,453.26     109.59     12,343.67
   7             12,343.67      617.18    12,960.85     114.06     12,846.79
   8             12,846.79      642.34    13,489.13     118.70     13,370.43
   9             13,370.43      668.52    14,038.95     123.54     13,915.41
   10            13,915.41      695.77    14,611.18     128.58     14,482.60
   --------------------------------------------------------------------------
   Cumulative                $5,850.54               $1,367.94

OHIO PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  386.57    $10,098.43
   2             10,098.43      504.92    10,603.35     104.97     10,498.38
   3             10,498.38      524.92    11,023.30     109.13     10,914.17
   4             10,914.17      545.71    11,459.88     113.45     11,346.43
   5             11,346.43      567.32    11,913.75     117.95     11,795.80
   6             11,795.80      589.79    12,385.59     122.62     12,262.97
   7             12,262.97      613.15    12,876.12     127.47     12,748.65
   8             12,748.65      637.43    13,386.08     132.52     13,253.56
   9             13,253.56      662.68    13,916.24     137.77     13,778.47
   10            13,778.47      688.92    14,467.39     143.23     14,324.16
   --------------------------------------------------------------------------
   Cumulative                $5,819.84               $1,495.68

PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  396.76    $10,088.24
   2             10,088.24      504.41    10,592.65     109.10     10,483.55
   3             10,483.55      524.18    11,007.73     113.38     10,894.35
   4             10,894.35      544.72    11,439.07     117.82     11,321.25
   5             11,321.25      566.06    11,887.31     122.44     11,764.87
   6             11,764.87      588.24    12,353.11     127.24     12,225.87
   7             12,225.87      611.29    12,837.16     132.22     12,704.94
   8             12,704.94      635.25    13,340.19     137.40     13,202.79
   9             13,202.79      660.14    13,862.93     142.79     13,720.14
   10            13,720.14      686.01    14,406.15     148.38     14,257.77
   --------------------------------------------------------------------------
   Cumulative                $5,805.30               $1,547.53

VIRGINIA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  373.33    $10,111.67
   2             10,111.67      505.58    10,617.25      99.80     10,517.45
   3             10,517.45      525.87    11,043.32     103.81     10,939.51
   4             10,939.51      546.98    11,486.49     107.97     11,378.52
   5             11,378.51      568.93    11,947.45     112.31     11,835.14
   6             11,835.14      591.76    12,426.90     116.81     12,310.09
   7             12,310.09      615.50    12,925.59     121.50     12,804.09
   8             12,804.09      640.20    13,444.29     126.38     13,317.91
   9             13,317.91      665.90    13,983.81     131.45     13,852.36
   10            13,852.36      692.62    14,544.98     136.72     14,408.26
   --------------------------------------------------------------------------
   Cumulative                $5,838.34               $1,430.08

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  507.44    $ 9,971.31
   2              9,971.31      498.57    10,469.87       85.85     10,384.02
   3             10,384.02      519.20    10,903.22       89.41     10,813.82
   4             10,813.82      540.69    11,354.51       93.11     11,261.40
   5             11,261.40      563.07    11,824.47       96.96     11,727.51
   6             11,727.51      586.38    12,313.89      100.97     12,212.91
   7             12,212.91      610.65    12,823.56      105.15     12,718.40
   8             12,718.40      635.92    13,354.32      109.51     13,244.82
   9             13,244.82      662.24    13,907.06      114.04     13,793.02
   10            13,793.02      689.64    14,482.67      118.76     14,363.91
   ---------------------------------------------------------------------------
   Cumulative                $5,785.11                $1,421.20

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  515.48    $ 9,963.27
   2              9,963.27      498.16    10,461.43       94.15     10,367.28
   3             10,367.28      518.36    10,885.64       97.97     10,787.67
   4             10,787.67      539.38    11,327.05      101.94     11,225.11
   5             11,225.11      561.26    11,786.37      106.08     11,680.29
   6             11,680.29      584.01    12,264.30      110.38     12,153.92
   7             12,153.92      607.70    12,761.62      114.85     12,646.77
   8             12,646.77      632.34    13,279.10      119.51     13,159.59
   9             13,159.59      657.98    13,817.57      124.36     13,693.21
   10            13,693.21      684.67    14,377.87      129.41     14,248.47
   ---------------------------------------------------------------------------
   Cumulative                $5,762.61                $1,514.13

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  514.48    $ 9,964.27
   2              9,964.27      498.21    10,462.49       93.12     10,369.37
   3             10,369.37      518.47    10,887.84       96.90     10,790.94
   4             10,790.94      539.55    11,330.48      100.84     11,229.64
   5             11,229.64      561.48    11,791.12      104.94     11,686.18
   6             11,686.18      584.31    12,270.49      109.21     12,161.28
   7             12,161.28      608.06    12,769.35      113.65     12,655.70
   8             12,655.70      632.79    13,288.49      118.27     13,170.22
   9             13,170.22      658.51    13,828.73      123.08     13,705.65
   10            13,705.65      685.28    14,390.94      128.07     14,262.86
   ---------------------------------------------------------------------------
   Cumulative                $5,765.41                $1,502.56

*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have SAIs, which contain more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs and independent registered public accounting firm's reports and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAIs, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL/PHONE:  c/o AllianceBernstein Investor Services, Inc.  For Information: 800-221-5672
                P.O. Box 786003                                For Literature: 800-227-4618
                San Antonio, TX 78278-6003

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

.. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.

          FUND                                           SEC FILE NO.
          -----------------------------------------------------------
          AllianceBernstein Municipal Income Fund, Inc.   811-04791
          AllianceBernstein Municipal Income Fund II      811-07618
          Sanford C. Bernstein Fund, Inc.                 811-05555

                                                                  PRO-0116-0110

                                    [GRAPHIC]

[LOGO]
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND, INC.
ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

--------------------------------------------------------------------------------

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                January 29, 2010

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated January 29, 2010, for the National Portfolio, High Income Municipal Portfolio, California Portfolio and New York Portfolio (the "Fund Portfolios") of AllianceBernstein Municipal Income Fund, Inc. (the "Fund") that offers the Class A, Class B, Class C and Advisor Class shares of the Fund Portfolios and for the Arizona Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the "Fund II Portfolios") of AllianceBernstein Municipal Income Fund II (the "Fund II") that offers the Class A, Class B and Class C shares of the Fund II Portfolios (the "Prospectus") (The Fund and Fund II are together referred to as the "Funds"; each of the Fund Portfolios and the Fund II Portfolios are referred to as a "Portfolio" and together as the "Portfolios"). Financial statements for the Funds for the year ended October 31, 2009 and September 30, 2009 are included in the Funds' annual reports to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Funds' annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Description of the Portfolios...............................................   2
Management of the Funds.....................................................  98
Expenses of the Funds....................................................... 124
Purchase of Shares.......................................................... 140
Redemption and Repurchase of Shares......................................... 162
Shareholder Services........................................................ 165
Net Asset Value............................................................. 169
Dividends, Distributions and Taxes.......................................... 172
Portfolio Transactions...................................................... 178
General Information......................................................... 181
Financial Statements and Report of Independent Registered
Public Accounting Firm...................................................... 201
Appendix A: Bond and Commercial Paper Ratings............................... A-1

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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                          DESCRIPTION OF THE PORTFOLIOS

--------------------------------------------------------------------------------

          The Funds are open-end investment companies. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Funds' Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors or Board of Trustees of the Funds (each a "Board" and together, the "Boards") with respect to a Portfolio without approval of the shareholders of such Portfolio.

          Whenever any investment policy or restriction states a percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Portfolio's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

          Each State Portfolio may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named state if the municipal securities generate interest exempt from federal income tax and personal income tax in the named state. When AllianceBernstein L.P. (the "Adviser") believes that municipal securities of the named state that meet a State Portfolio's quality standards are not available, any State Portfolio may invest up to 20% of its total assets in securities whose interest payments are only federally tax-exempt.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

National Portfolio
------------------

          As a matter of fundamental policy, the National Portfolio is diversified as defined in the 1940 Act. As a matter of fundamental policy, the National Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities with interest that is exempt from federal income tax. The National Portfolio invests principally in a diversified portfolio of municipal securities with interest that is wholly exempt from federal income taxes except when received by a shareholder who is subject to the Alternative Minimum Tax ("AMT").

High Income Municipal Portfolio
-------------------------------

          As a matter of fundamental policy, the High Income Municipal Portfolio ("High Income Portfolio") invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. The High Income Portfolio invests principally in high-yielding municipal securities that may be non-investment grade or investment grade. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers.

State Portfolios
----------------

          As a matter of fundamental policy, each State Portfolio invests at least 80% of its net assets in (i) municipal securities with interest which is exempt from federal income tax, and (ii) municipal securities of the named state or municipal securities with interest which is otherwise exempt from the named state's income tax. These policies may not change without shareholder approval.

          As a matter of fundamental policy, each of the California Portfolio, New York Portfolio, Arizona Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Massachusetts and Pennsylvania Portfolio is diversified as defined in the 1940 Act. As a matter of fundamental policy, the Virginia Portfolio is non-diversified as defined in the 1940 Act. Each State Portfolio invests principally in municipal securities substantially all the interest from which (and substantially all the related dividends to shareholders) is exempt from federal income tax and from personal income tax in the named State. Normally, substantially all of the total assets of each State Portfolio will be invested in municipal securities of the named state. Each State Portfolio may invest without limit in AMT-Subject bonds.

          Each State Portfolio also may invest in municipal securities issued by governmental entities (for example, U.S. territories) outside the named State if such municipal securities generate interest exempt from federal income tax and personal income tax in the named State. When AllianceBernstein L.P. (the "Adviser") believes that municipal securities of the named State that meet the Portfolio's quality standards are not available, the Portfolio may invest in securities whose interest payments are only federally tax-exempt.

Other Investment Policies
-------------------------

          Each Portfolio will invest at least 75% of its total assets in municipal securities rated at the time of purchase Baa or higher (including Baa1, Baa2 and Baa3) by Moody's Investor Service, Inc. ("Moody's") or BBB or higher (including BBB+ and BBB-) by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if unrated, determined by the Adviser to be of comparable quality. For additional information on securities ratings, please see Appendix A. In addition, each Portfolio may invest in zero coupon municipal securities. Each Portfolio also may invest in municipal securities that have fixed, variable, floating, or inverse floating rates of interest. The average dollar weighted maturity of the securities in each Portfolio will normally range between 10 and 30 years.

Alternative Minimum Tax
-----------------------

          Under current federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

          Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

Insurance Feature
-----------------

          The insurance feature is generally described in the Prospectus under "Description of the Portfolios - Principal Policies--Insured Bonds.

          The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. These insurers include MBIA Insurance Corporation ("MBIA"); Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc.; Assured Guaranty Municipal Corp. ("AGM") (formerly, Financial Security Assurance, Inc.), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., which is an indirect subsidiary of Assured Guaranty Ltd. ("Assured"); ACA Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc.; XL Capital Assurance, Inc. ("XLCA"), a wholly-owned subsidiary of XL Capital Ltd; CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"); and Berkshire Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc. Most of these insurers have been recently downgraded and it is possible that additional downgrades may occur. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

          It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.

          The information relating to MBIA, FGIC, Ambac, AGM, ACA, Radian, XLCA, CIFG NA, and BHAC contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

          MBIA. MBIA is the principal operating subsidiary of MBIA Inc. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the State of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands, Puerto Rico, the Kingdom of Spain and the Republic of France. As of September 30, 2009, MBIA, Inc. had total assets of $27.853 billion, and total liabilities of $25.099 billion. The address of MBIA is 113 King Street, Armonk, New York 10504.

          FGIC. Until August of 2003, when it was purchased by an investor group, FGIC was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2009, FGIC and its subsidiaries had total assets of $4.644 billion and total liabilities of $5.560 billion. The address of FGIC is 125 Park Avenue, New York, New York 10017.

          Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. As of September 30, 2009, Ambac Financial Group, Inc. and all of its subsidiaries had total assets of $18.099 billion and total liabilities of $20.274 billion. The address of Ambac's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

          AGM. AGM is domiciled in the State of New York, is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, the District of Columba, Guam, Puerto Rico and the U.S. Virgin Islands. As of September 30, 2009, Assured and its subsidiaries had, on a consolidated basis, total assets of $16,202.6 billion and total liabilities of $13,405.5 billion. The registered office of AGM is located at 31 West 52nd Street, New York, New York 10019.

          ACA. ACA is a Maryland-domiciled insurance company regulated by the Maryland Insurance Administration ("MIA") and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. Since August 2008, when ACA underwent a restructuring, ACA has been operating as a run-off financial guaranty insurance company, meaning that it no longer issues any new insurance policies without the consent of the MIA, but it continues to guarantee timely payment of principal and interest when due on its remaining portfolio of insured municipal obligations. As of September 30, 2009, ACA had assets of $.544 billion and total liabilities of $.423 billion. ACA's principal business office is located at 140 Broadway, New York, New York 10005.

          Radian. Radian is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of September 30, 2009, Radian Group, Inc. and all of its subsidiaries had total assets of $8.364 billion and total liabilities of $6.224 billion. Radian's principal business office is located at 1601 Market Street, Philadelphia, Pennsylvania 19103.

          XLCA. XLCA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, Puerto Rico, the District of Columbia, the U.S. Virgin Islands and Singapore. XLCA is a wholly-owned subsidiary of XL Capital Ltd., a Bermuda-based holding company and one of the world's leading providers of insurance, reinsurance and related services. As of September 30, 2009, XL Capital Ltd. had consolidated assets of $47.2 billion and total liabilities of $9.2 billion. XLCA's principal business office is located at 1221 Avenue of the Americas, New York, New York, 10020.

          CIFG NA. CIFG NA, a subsidiary of Groupe Caisse d'Epargne, a leading French bank, is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. CIFG NA is licensed to transact financial guaranty insurance in 48 states, the District of Columbia and the Commonwealth of Puerto Rico. As of September 30, 2009, CIFG NA had total assets of $.369 million and total liabilities of $.227 million. The address of CIFG NA is 825 Third Avenue, New York, New York 10022.

          BHAC. BHAC, established in December 2007 as an indirect subsidiary of Berkshire Hathaway Inc., is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2009, Berkshire Hathaway Inc. and its subsidiaries had total assets of $161.328 billion and total liabilities of $292.010 billion. BHAC is currently licensed to transact financial guaranty business in 49 states. BHAC's office is located at the Marine Air Terminal, LaGuardia Airport, New York, New York 11371.

Risk of Concentration In a Single State
---------------------------------------

          The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a Portfolio versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

          Municipal securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject Bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described in the "More Information About the Portfolios and Their Investments" in the Prospectus. See also "Appendix A: Bond and Commercial Paper Ratings" for a description of ratings and rating criteria. Some municipal securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

          The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York, California, Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia, and are based primarily on information from the Annual Information Statement dated May 15, 2009, as updated on November 3, 2009 with respect to New York, the Annual Financial Report dated June 30, 2009 with respect to Arizona, and Official Statements dated August 2009 with respect to Pennsylvania, September 2009 with respect to Ohio, October 2009 with respect to Virginia, November 2009 with respect to California and Minnesota, and December 2009 with respect to Massachusetts, Michigan and New Jersey in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Funds have not undertaken to verify independently such information and the Funds assume no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of municipal securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject Bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of municipal securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK PORTFOLIO
------------------

          The following is based on information obtained from the Annual Information Statement of the State of New York, dated May 15, 2009, and the Update to the Annual Information Statement dated November 3, 2009.

Debt Reform Act of 2000
-----------------------

          The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income;
(b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

          The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and is gradually increasing until it is fully phased in at 5% in 2013-14.

          The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore the Division of the Budget ("DOB") intends to manage subsequent capital plans and issuance schedules under these limits.

          On October 30, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33% of personal income and debt service on such debt at 1.48% of total governmental receipts, compared to the caps of 3.32% for each.

          Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available cap room, in regards to debt outstanding, is expected to decline from 0.74% ($6.8 billion) in 2009-10 to only 0.08% ($763 million) in 2011-12, a decrease of 88% or $6 billion. In addition, debt outstanding is projected to exceed the cap by 0.03% ($314 million) in 2012-13 and by 0.04% ($384 million) in 2013-14. The State plans to take actions in future budget cycles before Fiscal Year 2012-13 in order to stay within the statutory debt limits.

          For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

          The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

          The amount of general obligation bonds issued in the 2008-09 fiscal year (excluding refunding bonds) was $455 million, and as of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Budget Capital Plan projects that about $599 million in general obligation bonds will be issued in 2009-10.

          Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

          The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax ("PIT") Revenue Bonds. The 2009-10 Enacted Budget projects that $4.1 billion of State PIT Revenue Bonds will be issued in 2009-10.

New York Local Government Assistance Corporation
------------------------------------------------

          In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

          As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities
-----------------

          The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2008, there were 19 Authorities that had aggregate outstanding debt of $140 billion, only a portion of which constitutes State-supported or State-related debt.

          Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2009-10 fiscal year.

          Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

          The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

          Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA, and in 2000, increased the amount.

Current Fiscal Year
-------------------

          The State budget process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. The Executive Budget must contain a complete plan of estimated available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). The proposed State Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

          In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. These additional items are then subject to line-item veto by the Governor, which can be reconsidered by the Legislature. Once the appropriation bills and other bills become law, DOB revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or Legislature.

          The Enacted Budget for 2009-10 closes the largest budget gap ever faced by the State. The combined current services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09: $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37% of total General Fund receipts in 2008-09. The cumulative gap for the five-year planning period from 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion.

          The combined current-services gap for 2008-09 and 2009-10 grew steadily over the past year, increasing four-fold since May 2008. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets.

          The gap-closing plan for 2008-09 and 2009-10 was enacted in two parts. First, in early February 2009, the Governor and Legislature approved a deficit reduction plan (DRP) for 2008-09. The DRP provided approximately $2.4 billion in savings over the two-year period, reducing the combined gap from $20.1 to $17.7 billion. Second, in March 2009, the Governor and Legislature reached final agreement on a budget for 2009-10, with the Legislature completing action on all appropriations and enabling legislation to implement the budget on April 3, 2009 (all debt service appropriations for 2009-10 were enacted on March 5, 2009). The Enacted Budget Financial Plan includes $11.5 billion in gap-closing actions, beyond the $2.4 billion approved in the DRP, for a total of $13.9 billion in gap-closing actions.

          To close the two-year budget gap in 2008-09 and 2009-10, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-09 to close a gap that opened in the last half of the fiscal year).

          In addition, the gap-closing plan includes $6.15 billion in direct fiscal relief that the Federal government is providing to the State under the American Recovery and Reinvestment Act of 2009 ("ARRA") to stabilize State finances and help prevent reductions in essential services.

          According to the November 3, 2009 Annual Information Statement Update, DOB estimates that the General Fund has a budget gap of $3.2 billion in the current fiscal year, an increase of $1.0 billion from the First Quarterly Update to the Financial Plan. The budget gap for 2010-11, which the Governor is required to address in his Executive Budget due in January 2010, is now projected at $6.8 billion, an increase of $2.2 billion from the First Quarterly Update. The budget gaps in future years are also estimated to be higher than in the First Quarterly Update, and are now projected at $14.8 billion in 2011-12 (an increase of $1.5 billion), and $19.5 billion in 2012-13 (an increase of $1.4 billion).

          The growth in the current-year budget gap compared to the First Quarterly Update is mainly due to a reduction in estimated annual receipts from the personal income tax ("PIT") and business taxes, based on actual collection experience through the first half of Fiscal Year 2009-10 and updated economic information. In 2010-11 and thereafter, the increase in the budget gaps reflects the recurring impact of the current-year receipts reductions, as collections grow off a lower tax base, and increases in projected disbursements, especially for activities that are sensitive to the economic downturn (e.g., community college enrollment, pensions and fringe benefits, and reimbursement-based programs affected by accelerated claims from localities).

          The Governor proposed a DRP to eliminate the $3.2 billion budget gap in the current year. The Governor called the Legislature into special session in November to act on the proposals in the DRP that required legislative approval. Since the Legislature's actions fell short of closing the $3.2 billion budget gap, the Governor directed the DOB to take the necessary steps to reduce State aid payments administratively in order to achieve a balanced budget.

2008-09 Fiscal Year
-------------------

          The State ended 2008-09 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

          The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included dedicated balance of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, the contingency reserve fund to guard against litigation risks ($21 million), the Community Projects Fund ($145 million) and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for 2008-09 that were delayed until 2009-10. This year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

          General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

          General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.

2007-08 Fiscal Year
-------------------

          The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State's initial projections, while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance the discretionary grants from Community Projects Fund ($13 million).

          The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ("CRF") ($21 million), the Community Projects Fund ("CPF") ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

          General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

          General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

Economic Overview
-----------------

          New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

          The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

          Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

          The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

          New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

          Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

          Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

          The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

          In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole.

          Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. In 2007, the State unemployment rate was 5.4%, compared to 5.8% for the nation as a whole. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2008, New York per capita personal income was $48,076, compared to $39,751 for the nation as a whole.

Recent Developments
-------------------

          DOB estimates that the New York State economy experienced a business cycle peak in August 2008, fully eight months after the nation as a whole. However, as the epicenter of the global financial crisis, it is likely that the State downturn could be deeper than those of the recent past. Data released since January 2009 indicate that the fourth quarter of 2008 was a significant turning point for the State economy. The 3-month increase in the State unemployment rate from November to February on a seasonally adjusted basis was the largest, in both absolute and percentage terms, over the history of the series. Although there was no change from February to March, the March rate was fully three percentage points above its year ago value. Initial unemployment benefit claims for March 2009 were up 75.3% from the same month in 2008. As a result, State private sector employment is now projected to fall 2.5% for 2009, followed by a decline of 0.3% for 2010.

          The securities industry has seen an unprecedented decline in profitability since the third quarter of 2007. With the investment banking industry as we knew it now gone, the profit levels achieved earlier in the decade may no longer be attainable. Consequently, DOB projects a decline in State wages for 2009 of 4.2%, the largest annual decline in the history of the Quarterly Census of Employment and Wage (QCEW) data. Wage growth for 2010 has been revised down to 2.0%.

          The current downturn has spread far beyond Wall Street. DOB now projects significant declines in every sector of the economy except for education and health care and social assistance. Falling U.S. corporate earnings are reducing the demand for the State's business and professional services, where some of the largest job losses are expected. Large rates of decline are also expected for financial services, manufacturing, and construction. Credit market conditions and rising debt default rates are expected to continue to depress real estate activity, particularly in the commercial sector where high-value transactions contribute significantly to state and local government revenues. The volume of such transactions can be expected to fall as office vacancy rates rise; the downtown New York City office vacancy rate rose 32% between the fourth quarter of 2007 and the fourth quarter of 2008, while the midtown rate rose 67%.

          The current recession has been characterized by a loss of vast sums of wealth from both a depressed equity market and a depressed real estate market. The simultaneous decline of both markets distinguishes current economic conditions from those that existed during the last recession. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed since its third quarter 2007 peak. Consequently, the DOB is projecting even larger declines in taxable income than occurred during the last recession. New York State adjusted gross income fell 5.5% in 2001 and another 4.4% in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. For 2008-2009, declines of 7.1% and 7.9% are projected, respectively. The loss of wealth, along with declining State employment and income, is also having an impact on household spending, depressing taxable sales as well.

New York City
-------------

          The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City to market securities successfully in the public credit markets.

          In response to New York City's fiscal crisis in 1975, the State took action to help New York City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York ("NYC MAC"), to provide New York City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which New York City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities
----------------

          Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2009-10 fiscal year, or thereafter.

          Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation
----------

          The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2008-09 fiscal year or thereafter.

          Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan. The State believes that the proposed 2009-10 Enacted Budget Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2009-10 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2009-10 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan.

CALIFORNIA PORTFOLIO
--------------------

          The following is based on information obtained from an Official Statement, dated November 19, 2009, relating to $591,575,000 Lease Revenue Bonds (2009 Series I) and $151,735,000 Lease Revenue Bonds (2009 Series J) (the "Official Statement").

Constitutional Limits on Spending and Taxes
-------------------------------------------

          Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

          Article XIII B. The State is subject to an annual appropriations limit (the "Appropriations Limit") imposed by Article XIII B to the State Constitution.

          Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

          Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

          The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

          As of the enactment of the 2009 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $52.297 billion and $51.368 billion under the Appropriations Limit in Fiscal Years 2008-09 and 2009-10, respectively.

          Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues.

          Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 76, a proposed initiative constitutional amendment that would have eliminated the third test, was defeated by voters on November 8, 2005.

          The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

State Indebtedness
------------------

          The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

          The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

          As of August 1, 2009, the State had outstanding $68,763,254,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $54,725,329,000 of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

          The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $7,252,780,000 of variable rate general obligation bonds, representing about 10.5% of the State's total outstanding general obligation bonds as of August 1, 2009.

          In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $8,051,006634 General Fund-supported lease-purchase debt outstanding as of August 1, 2009.

          As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 22 of the last 23 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year.

Cash Management in Fiscal Year 2009-10
--------------------------------------

          The State entered Fiscal Year 2009-10 on July 1, 2009 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of RANs issued in fiscal year 2008-09. In addition, significant payments to public schools had been deferred from the end of Fiscal Year 2008-09 into the first few weeks of July 2009. The State had projected in May 2009 that revenues would be lower than expected and that it faced a $22 billion budget gap. However, by July 1, 2009, additionally budgeted solutions for 2009-10 had not been adopted.

          Faced with reduced cash resources, as described above, the State Controller started to issue registered warrants on July 2, 2009, for certain obligations of the State not having payment priority under law. The State Controller was able to manage cash resources, as described above, to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009. On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.

          With the adoption of the Amended 2009 Budget Act, the State was able to undertake its normal external borrowing program for Fiscal Year 2009-10. In order to provide an immediate increase in cash resources, the State issued $1.5 billion of 2009 Interim RANs (the "Interim Notes") on August 27, 2009, which were scheduled to mature on October 5, 2009. This permitted early redemption of the outstanding registered warrants. All outstanding registered warrants became subject to redemption on September 4, 2009 and ceased to accrue interest on September 3, 2009. (The Interim Notes were subsequently repaid in full on September 29, 2009 with a portion of the proceeds of the 2009-10 Series A Notes.)

          At the present time, the issuance of the $8.8 billion of 2009-10 RANs, together with projected internal borrowings, is expected to provide sufficient cash in the General Fund to meet the State's cash management plan for Fiscal Year 2009-10. The cash flow projections of the Department of Finance indicate that the State will have approximately $10.4 billion of available internal borrowings from special funds as of June 30, 2010, after repayment of all 2009-10 RANs. However, these cash flow projections are subject to a variety of assumptions and risks.

          The State's fiscal officers are continuing to closely monitor developments which may impact the State's cash management requirements, including monthly cash receipts and further analysis of all legislation enacted through September 11, 2009, in the current regular session of the Legislature (and including legislation adopted in a special session of the Legislature which remains open). If these officers determine that additional external borrowing would be advisable, the State could seek to issue additional RANs to supplement its cash management program for Fiscal Year 2009-10. In this regard, the State Controller sent a letter on September 14, 2009 to Legislative leaders, the Governor and the State Treasurer indicating that he would monitor any actions taken in coming weeks by the Legislature to address potential shortfalls in cash management actions taken up through September 11, 2009. If the State Controller feels that further external borrowing is needed, he indicated he would issue a new demand to the State Treasurer by November 16, 2009 for the issuance of additional RANs. There can be no assurance that any additional RANs can be issued in the future.

The Budget Process
------------------

          The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

          The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

          Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

State Financial Pressure
------------------------

          The State, as the rest of the nation, is in a severe economic recession. Personal income fell in the state in the fourth quarter of 2008 and the first two quarters of 2009. The rate of contraction was lower in the more recent quarter. In the first quarter 2009, personal income was down 1.8%, the largest decline in 40 years. The fall in the second quarter of 2009 was considerably smaller.

          Taxable sales fell sharply in the first half of 2009. The total assessed valuation of property in the State is lower in Fiscal Year 2009-10 than it was in the prior fiscal year. This is the first year-to-year decline in the statewide total since the State began keeping records in 1933. The State's unemployment rate increased from 6.1% at the start of 2008 to 12.2% in September 2009.

          The weak economy resulted in a dramatic reduction in State tax revenues over the last two years. In December 2008, the Governor identified a budget gap between expected revenues and expenditure obligations in excess of $41 billion for the two Fiscal Years 2008-09 and 2009-10. After protracted negotiations, the Legislature adopted the February 2009 budget package, consisting of revisions to the 2008 Budget Act and the Initial 2009 Budget Act, on February 19, 2009. The package was signed by the Governor on February 20, 2009. The package of bills attempted to address the budget gap through significant expenditure reductions, revenue increases and borrowing.

          By May 2009, continued economic decline with consequent reduction of revenues, plus the failure of various budget measures placed before the voters at a May 19, 2009 special election ballot, led the Governor to announce that the budget gap for the period through June 30, 2010 was still projected to be more than $22 billion (and subsequently increased to $24 billion). The Amended 2009 Budget Act addressed the $24 billion budget gap projected at the time of its adoption through a combination of revenue enhancements (which were included in the Initial 2009 Budget Act), and significant cuts in a wide variety of programs.

Current Fiscal Year Budget
--------------------------

          The State's budget for Fiscal Year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

          Because of strong disagreement in the Legislature as to the amount of corrective actions that would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the February 2009 Budget Package was enacted, which included modifications to the 2008 Budget Act and the enactment, more than four months early, of a full Budget Act for Fiscal Year 2009-10.

Fiscal Year 2008-09
-------------------

          The 2008 Budget Act was adopted by the Legislature on September 16, 2008, along with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the budget, the Governor vetoed $714 million in appropriations from the General Fund, special funds, and bond funds (including $510 million in General Fund appropriations).

          The 2008 Budget Act resolves the $17.3 billion budget deficit (after implementation of the $7.0 billion in actions taken during the fiscal emergency special session of the Legislature) identified in the 2008-09 May Revision. It provided a modest reserve of $1.7 billion in Fiscal Year 2008-09, but projected a deficit of $1.0 billion in Fiscal Year 2009-10. While this budget did not resolve the State's persistent structural budget deficit, it included a budget reform measure that, had it been approved by the voters, would have put California on the path to fiscal stability and avoided borrowing from local governments or transportation funds.

          Under the 2008 Budget Act, General Fund revenues and transfers were projected to decrease 1.0%, from $103.0 billion in Fiscal Year 2007-08 to $102.0 billion in Fiscal Year 2008-09. The 2008 Budget Act contained General Fund appropriations of $103.4 billion, compared to $103.3 billion in Fiscal Year 2007-08. The June 30, 2009 total reserve was projected to be $1.7 billion, a decrease of $1.4 billion or 45% compared to the June 30, 2008 reserve.

          The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2008 and 2009. In the 2008-09 May Revision, the Department of Finance projected that the California economy would grow slowly in calendar years 2008 and 2009, with the state's unemployment rate increasing in both years.

          The continuing housing slump, increasing financial market turmoil, and shrinking credit slowed the national and California economies in the first nine months of 2008. Labor markets weakened, consumers cut back, and home sales and home building fell. Increases in adjustable mortgage rates and falling home prices pushed up mortgage delinquencies and home foreclosures.

          Labor markets cooled in the nation in the first eight months of 2008, with job losses averaging 75,600 per month. In 2007 employment grew by 91,300 per month, on average. The national unemployment rate averaged 5.3% in the first eight months of 2008, up from 4.5% in the same months of 2007.

          Consumer spending increased by just 1.4% in the first half of 2008, as consumer confidence measures fell to levels that historically have been associated with recessions. Consumer spending is being squeezed by slower job growth, falling home prices, high energy and food prices, high consumer debt levels, and the falling dollar.

          The State Controller reported that revenues for the month of September 2008 from the major sources (personal income tax, sale and use tax and corporation tax) were approximately $814 million below projections (and a total of $1.1 billion below projections for the first three months of the fiscal year). Based on a preliminary review of revenue receipts and other factors through the month of September, the Department of Finance believed there were indications that General Fund budgetary revenues could be adjusted downward by $3 billion in Fiscal Year 2008-09.

Fiscal Year 2007-08
-------------------

          The 2007 Budget Act was adopted by the legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget, the Governor vetoed $943 million in appropriations (including $703 million in General Fund appropriations).

          Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0%, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

Economic Overview
-----------------

          The State of California is by far the most populous state in the nation, almost 60% larger that then second-ranked state, according to the 2008 U.S. Census. The State's July 1, 2008 population of about 38.1 million represented over 12% of the total United States population.

          California's economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

          In 2008, per capita personal income in California averaged $42,696, compared to $39,751 for the nation. The unemployment rate in 2008 was 7.2%, compared to 5.8% for the nation. The trade, transportation and utilities sector represented the largest component (19.0%) of California's non-farm workforce, followed by federal, state and local government (16.8%), professional and business services (15.0%), educational and health services (11.5%) and leisure and hospitality (10.5%).

Litigation
----------

          The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may affect the State's expenditures and, in some cases, its revenues and cash flow.

ARIZONA PORTFOLIO
-----------------

          The Arizona Portfolio seeks the highest level of current income exempt from both federal income tax and State of Arizona ("Arizona" or the "State") personal income tax that is available without assuming what AllianceBernstein L.P., the Funds' adviser (the "Adviser") considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Arizona securities. As a matter of fundamental policy, the Arizona Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.

          The following is based on information obtained from the Annual Financial Report of the State of Arizona for the fiscal year ended June 30, 2009, as well as other State publications.

Economic Climate
----------------

          Fueled by multiple consecutive years of substantial tax reductions, Arizona's economy was fast-growing in the 1990s. Personal income taxes were slashed by 31% across the board, and in 2001 the state's corporate income tax was reduced to 6.9% from 7.9%. From 1993 through 1999, the strongest seven-year period of job growth in Arizona history, almost 600,000 private sector jobs were created. According to U.S. Census data, the population of Arizona grew by 40% during the 1990s, second only to Nevada, and is projected to reach 11.17 million by 2050 (a 118% increase from 5.13 million in 2000). Arizona was the second fastest growing state in the United States in 2008 (the fastest was Utah), and from 1990 to 2006 its population grew at a rate over three times that of the U.S. population. The continuing population growth has been driven by jobs, affordable housing, a warm climate and entrepreneurial flight from more heavily regulated states such as California. It is likely that affordable land and a pervasive pro-development culture will continue to attract employers and job seekers. However, Arizona's population growth peaked at 3.6% in 2005 and 2006. Arizona's population as of mid-2009 was 6.6 million, a 1.3% increase from mid-2008.


          After increasing 1.2% in 2007, Arizona's total non-farm employment decreased by -1.3% in 2008 and is expected to decrease by -0.5% in 2009. The main economic sectors include services, trade and construction. The single largest economic sector in Arizona is services (including federal, state and local government services), employing more than 1,147,798 people and retail trade employing 314,000 people, or 44.7% and 12.5%, respectively, of the State's employment during the fourth quarter of 2008. Many of these jobs are directly related to tourism, an industry that injects almost $12 billion into the state's economy each year. Arizona's unemployment rate as of March 2009 was 7.8%, compared to 4.7% as of March 2008. Nationwide, the unemployment rate was 8.5% and 5.7% as of March 2009 and March 2008, respectively.

          Geographically, Arizona is the nation's sixth largest state (113,635 square miles). The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for 75% of total population and 80% of total wage and salary employment in Arizona, based on 2008 estimates.

          Per capita income levels in Arizona have traditionally lagged behind the United States average. However, Arizona's increase in per capita personal income was second in the nation in 1994 and led the nation in 1995. The diversification of Arizona's economy, and its robust performance during the 1990s, led to these increases in per capita income, although Arizona still lags behind, and is expected to continue to lag behind, the United States average per capita income. Per capita personal income in Arizona averaged an estimated $33,755 in 2008, up 0.4% from 2007.

Financial Condition
-------------------

          The Finance Division of the Arizona Department of Administration is responsible for preparing and updating financial statements and reports. The State's financial statements are prepared in accordance with generally accepted governmental accounting principles.

          While general obligation bonds are often issued by local governments, the State of Arizona is constitutionally prohibited from issuing general obligation debt. The State relies on pay-as-you-go capital outlays, revenue bonds, grant anticipation notes ("GANs") and lease purchase transactions to finance capital projects. Each such project is individually rated based on its specific creditworthiness.

          GANs are an innovative financing mechanism secured by revenues received from the Federal Highway Administration under a grant agreement and certain other Federal-Aid revenues. The State issued GANs to help pay for the costs of acquiring right-of-way for design and construction of certain controlled-access highways within Maricopa County. Lease purchase transactions are funded by certificates of participation ("COPs"). The State has used COPs primarily to construct prisons and to purchase and construct other buildings for State government operations. Additionally, the State has issued COPs to finance new school facilities approved by voters under Proposition 301. As of June 30, 2008, there were $2.759 billion in revenue bonds, $298 million in GANs and $1.136 billion in COPs outstanding.


          Arizona's Constitution limits the amount of debt payable from general tax revenues that may be contracted by the state to $350,000. This, as a practical matter, precludes the use of general revenue bonds for State projects. Additionally, certain other issuers have the statutory power to issue obligations payable from other sources of revenue which affect the whole or large portions of the State. The debts are not considered debts of the State because they are secured solely by separate revenue sources. For example, the Arizona Department of Transportation may issue debt for highways that is paid from revenues generated from, among other sources, State gasoline taxes. The three public universities in Arizona may issue debt for university building projects payable from tuition and other fees. The Arizona Power Authority and the University Medical Center may also issue debt.

          Arizona's Constitution also restricts the debt of certain of the State's political subdivisions. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding 6% of the taxable property in such county, city, town, school district, or other municipal corporation without the assent of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (a) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property and (b) any incorporated city or town of the State with such assent may be allowed to become indebted up to a 20% additional amount for (i) supplying such city or town with water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, (ii) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds and recreational facilities, and (iii) the construction, reconstruction, improvement or acquisition of streets, highways or bridges or interests in land for rights-of-way for streets, highways or bridges. Irrigation, power, electrical, agricultural improvement, drainage, flood control and tax levying public improvement districts are, however, exempt from the restrictions on debt set forth in Arizona's constitution and may issue obligations for limited purposes, payable from a variety of revenue sources.

          Arizona's local governmental entities are subject to certain other limitations on their ability to assess taxes and levies which could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town or community college district for its operations and maintenance expenditures cannot exceed the amount levied in a preceding year by more than 2%. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

          Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. For the 1990-91 budget, the Arizona Legislature increased taxes by over $250 million, which led to a citizen's referendum designed to repeal the tax increase until the voters could consider the measure at a general election. After an unsuccessful court challenge, the tax increase went into effect. In 1992, Arizona voters adopted Proposition 108, an initiative and amendment to the State's Constitution that requires a two-thirds vote by the Legislature and signature by the Governor for any net increase in state revenues, including the imposition of a new tax, an increase in a tax rate or rates and a reduction or elimination of a tax deduction. If the Governor vetoes the measure, then the legislation will not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house of the Legislature. This makes any future tax increase more difficult to achieve. The conservative nature of Arizona's Legislature means that tax increases are less likely. From 1992 through 1996, the State adopted substantial tax relief, including the 20% individual income tax reduction described above. In 1996, the Legislature reduced property taxes by $200 million, in part by repealing the state tax levy of $.47 per $100 assessed valuation. Additional tax relief initiatives were enacted in 1999 and 2001.

          Arizona accounts for its revenues and expenditures within various funds. The largest fund supporting the operation of State government is the General Fund, which accounts for the majority of receipts from sales and income taxes. The General Fund ended the June 30, 2009 fiscal year with a total fund balance of $(0.456 billion), compared to $0.237 billion for the June 30, 2008 fiscal year.

          The State's Enterprise Funds are comprised of governmental and quasi-governmental agencies that provide goods and services to the public on a charge-for-service basis. One of the largest Enterprise Funds is the Lottery Fund. The Lottery Fund ended the June 30, 2009 fiscal year with net assets of $12.5 million and generated $269.4 million of operating revenues during that period, compared to $26.9 million and $212.9 million, respectively, in the June 30, 2008 fiscal year.

Litigation
----------

          The State has a variety of claims pending against it that arose during the normal course of its activities. Management believes, based on advice of legal counsel, that losses, if any, resulting from settlement of these claims will not have a material effect on the financial position of the State.

MASSACHUSETTS PORTFOLIO
-----------------------

          The Massachusetts Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts ("Massachusetts" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Massachusetts securities. As a matter of fundamental policy, the Massachusetts Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.

          The following was obtained from an Official Statement, dated December 1, 2009, relating to $956,450,000 General Obligation Bonds, Consolidated Loan of 2009, Series E, and The Commonwealth of Massachusetts Information Statement dated March 29,2009, as supplemented December 1, 2009.

Economic Climate
----------------

          Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in the next twenty-five years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s and a seventeen-month period in 2006 and 2007, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While the Commonwealth unemployment rate rose to 8.2% in May 2009, the Commonwealth has seen a slower rise in unemployment than the nation as a whole.

          Average per capita personal income for Massachusetts residents was $50,735 in 2008, as compared to the national average of $39,751. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.


          The Massachusetts services sector, with 47.1% of the non-agricultural work force in 2007-2008, is the largest sector in the Massachusetts economy. Government employment represents 13.3% of total non-agricultural employment in Massachusetts. After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts increased 1.0% in 2004 and continued to increase every year through 2007. In 2007, employment grew another
1.0 percent, but the Commonwealth still had 21,000 (0.6%) fewer jobs than in the peak year of 2007. The latest seasonally adjusted estimate (3.2 million for May
2009) is about 195,000 below the peak month in 2001 (3.4 million in February
2001) and 111,400 below the 2008 peak in March (3.3 million). In 2004, manufacturing employment declined 4.0% from 2003, a much smaller decline than the annual declines in the previous two years (10.2% in 2002 and 7.0% in 2003). The most recent declines for manufacturing employment returned to the steady declines prior to 2002, with a 2.1% decline in 2007 and a 3.1% decline in 2008. The seasonally adjusted estimates for the first five months of 2009 averaged 4.9% below the comparable estimates for 2008.

          The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 2008, the four largest sectors of the Massachusetts economy (real estate and rental and leasing, professional and technical services, finance and insurance, and manufacturing) contributed almost 47.3% of the total Massachusetts Gross Domestic Product.

Financial Condition
-------------------

          Under its Constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. Legislation enacted in December 1999 imposes a limit on the amount of outstanding "direct" bonds of the Commonwealth. The limit was set at $6.8 billion in fiscal year 1991 and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year's limit. As of June 30, 2009, the statutory debt limit on direct debt was estimated to be approximately $16.4 billion, and the Commonwealth's outstanding direct debt subject to the limit was estimated to be approximately $14.7 billion.

          The Commonwealth is authorized to issue three types of direct debt - - general obligation debt, special obligation debt and federal grant anticipation debt.

          Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or
(c) indirect obligations.

Fiscal 2008
-----------

          The Legislature approved the fiscal 2008 budget on July 2, 2007 and it was approved by the Governor on July 12, 2007. The Governor vetoed $40.7 million of appropriations. The budget appropriated $26.8 billion for the fiscal year, including $8.2 billion for Medicaid, $5.9 billion for education (excluding the school building assistance program), $2.1 billion for debt service and contract assistance and $10.5 billion for all other programs and services. The budget increased Chapter 70 education funding to cities and towns by $220 million to $3.7 billion. The budget also increased the distribution of lottery revenues to cities and towns to $935 million, an increase of $15 million over the fiscal 2007 level. Overall, local aid to cities and towns increased by 5.8% in the fiscal 2008 budget.

          The fiscal 2008 budget relied on several one-time revenue sources, including a $240 million transfer from the Stabilization Fund to the General Fund, a transfer of not more than $75 million from the Stabilization Fund and the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of fiscal 2007 tax revenues (approximately $100 million). The fiscal 2008 budget also relied on $44 million of interest earnings from the Health Care Security Trust Fund.

          The Commonwealth ended fiscal 2008 with an undesignated budgetary fund balance of $115 million, which includes the statutorily required tax revenue carry-forward into fiscal 2009 of $105 million.

Fiscal 2009
-----------

          On January 23, 2008, Governor Patrick filed his fiscal 2009 budget recommendations, providing for $28.165 billion in spending, based upon the fiscal 2009 consensus tax revenue figure of $20.987 billion.

          On July 3, 2008, the Legislature passed the fiscal 2009 budget, and on July 13, 2008, the Governor approved it, vetoing or reducing line items totaling $122.5 million. The Legislature has subsequently overridden $56.5 million of the Governor's line item vetoes, bringing the total amount of authorized spending in the fiscal 2009 budget to $28.167 billion.

          The fiscal 2009 budget assumed the use of $401 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of fiscal 2009 tax revenues (approximately $107 million), $285 million in new tax revenues as a result of the recently passed corporate tax reform legislation and $157 million in additional revenues generated through enhanced collection and enforcement measures. The fiscal 2009 budget also relied upon approximately $174 million in additional revenue from the $1-per-pack cigarette tax increase the Governor signed into law on July 1, 2008.

          On October 15, 2008, pursuant to Section 9C of Chapter 29 of the Massachusetts General Laws, the Secretary of Administration and Finance advised the Governor of a probable deficiency of revenue of approximately $1.421 billion with respect to the appropriations approved to date for fiscal 2009 and certain non-discretionary spending obligations that had not been budgeted, including snow and ice removal costs, health and human services caseload exposures, increased debt services and public safety costs. The $1.421 billion projected shortfall to cover expenses resulted from a projected $1.1 billion reduction in state tax revenues and $321 million in projected costs not accounted for in the fiscal 2009 budget.

          On October 15, 2008, the Governor announced a plan to close the projected $1.421 billion shortfall. The plan consisted of three major components: (i) $1.053 billion in spending reductions and controls, (ii) a $200 million transfer from the Stabilization Fund and (iii) $168 million of additional revenues.

Recent Developments
-------------------

          On April 15, 2009, based on year-to-date fiscal 2009 tax collections through March that were $117 million below the revised fiscal 2009 tax revenue estimate for the corresponding period, the Secretary of Administration and Finance further revised the tax revenue forecast for fiscal 2009 from $19.450 billion to $19.333 billion. The tax revenue shortfall, combined with approximately $39 million in spending and non-tax revenue-related exposures, resulted in a $156 million budget gap. The Governor's plan at that time to close the budget shortfall included the use of $128 million in federal funds to be received under the American Recovery and Reinvestment Act of 2009, consisting of $90 million from the Stabilization Fund, $16 million from additional budget cuts and spending controls and $12 million in savings from furloughs and workforce reductions.

          On May 4, 2009, after analysis of April, 2009 tax revenue collections that fell by $953 million, or 34.9%, from collections in April, 2008, and which were $456 million below the monthly benchmark based on the fiscal 2009 revised revenue forecast of $19.333 billion, pursuant to Section 5B of Chapter 29 of the General Laws, the Secretary of Administration and Finance informed the Governor, the House and Senate Committees on Ways and Means, and the Joint Committee on Revenue that the fiscal 2009 revenue estimate was being further revised to $18.436 billion, a reduction of $897 million from the April 15, 2009 tax revenue forecast of $19.333 billion.

          On May 15, 2009, the Governor approved supplemental budget legislation that authorized a $461 million withdrawal from the Stabilization Fund to help close the projected $953 million shortfall. The legislation included supplemental appropriations totaling $62 million, including $32 million for the county sheriffs reserves and $30 million for state employee health benefits. On June 29, 2009, the Governor approved supplemental budget legislation that contained the remaining solutions to the projected $953 million shortfall.

          On October 20, 2009, the Legislature enacted fiscal 2009 supplemental appropriations totaling $71.7 million. On October 29, 2009, the Governor approved $66.3 million of such appropriations, including $60 million to support costs related to increased claims and utilization in the MassHealth program and $5.4 million for the special election to fill the Commonwealth's vacant U.S. Senate seat. Based on this signed final fiscal 2009 supplemental appropriations bill, the Executive Office for Administration and Finance expected that the Commonwealth would close fiscal 2009 with an approximate $60 million surplus.

          On November 3, 2009, the Commonwealth published the fiscal statutory basis financial report, which shows a consolidated net surplus of approximately $74.7 million before a $10 million transfer for life sciences funding required by a supplemental budget passed earlier in the year.

Fiscal 2010
-----------

          On October 15, 2009, pursuant to Section 9C of chapter 29 of the Massachusetts General Laws, the Secretary of Administration and Finance advised the Governor of a probable deficiency of state tax revenues of approximately $600 million with respect to the appropriations approved to date for fiscal 2010. On the same day, the Secretary made a downward revision to the fiscal 2010 tax revenue estimate.

          On October 29, 2009, the Governor filed legislation containing proposed solutions to the projected $600 million tax revenue shortfall, including $277 million in spending reductions across executive branch agencies.

          The Executive Office for Administration and Finance is currently managing up to $575 million (gross) in potential fiscal 2010 spending pressures driven largely by increased utilization in certain caseload-driven accounts, including the MassHealth program, the emergency assistance shelter program and the Commonwealth's public defender program.

          Preliminary tax revenue collections for the first four months of fiscal 2010, ended October 31, 2009, totaled $5.535 billion, a decrease of $404.9 million, or 6.8%, compared to the same period in fiscal 2009.

          The Legislature enacted the fiscal 2010 budget, totaling $27.411 billion, on June 19, 2009, and the Governor approved it on June 29, 2009, but vetoed appropriations totaling approximately $147 million. The Governor also filed a supplemental fiscal 2010 appropriations bill on June 29, 2009 which would provide for $269.4 million in spending that was not included in the enacted fiscal 2010 budget, $217 million of which was for the sheriffs that transferred from the county to the Commonwealth.

Litigation
----------

          There are pending in courts within the Commonwealth various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to her knowledge, threatened that is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

MICHIGAN PORTFOLIO
------------------

          The Michigan Portfolio seeks the highest level of current income exempt from both federal income tax and State of Michigan ("Michigan" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Michigan securities. As a matter of fundamental policy, the Michigan Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.

          The following is based on information obtained from an Official Statement, dated December 8, 2009, relating to $1,255,000,000 State of Michigan Full Faith and Credit General Obligation Notes, Fiscal Year 2010, Series A.

Economic Climate
----------------

          In recent years, Michigan's economy has been diversifying, although manufacturing is still an important component of the State's economy. In 2008, total manufacturing employment averaged 575.300, compared to 616.800 in 2007. Michigan's average unemployment rate in 2008 was 8.4%, up from 7.1% in 2007.

          Legislation requires that the administration and legislative fiscal agencies prepare two economic forecasts and revenue estimates each year. These are presented to a Consensus Revenue Estimating Conference in January and May of each year. In addition, any one of the three conference principals may call a special revenue conference at any time during the year. The May 2009 conference was held on May 15, 2009. The May 2009 forecast is summarized below.

          The State's U.S. economic forecast projects the U.S. economy to contract at 3.7% in 2009, followed by a slight growth (0.8%) in 2010. Light vehicle sales will fall to 9.6 million units in 2009 (compared to 14.9 million in 2008) and then rise slightly to 11.1 million units in 2010.

          The U.S. Consumer Price Index (CPI) is projected to decrease by 0.4% in 2009 and increase by 2.4% in 2010. Ninety-day T-bill rates are expected to average 0.3% in 2009 and 0.4% in 2010.

          Total Michigan wage and salary employment is projected to decrease 8.3% in 2009 and to decline 4.6% in 2010. The State's unemployment rate is projected to rise from 8.4% in 2008 to 14.0% in 2009, and to 15.3% in 2010.

          Michigan personal income is expected to decrease 3.9% in 2009 and 2.8% in 2010. Prices, as measured by the Detroit CPI, are forecast to fall 0.6% in 2009 and rise 1.9% in 2010. Consequently, real (inflation adjusted) State personal income is projected to decline 3.3% in 2009 before falling 4.6% in 2010. Michigan wages and salaries are forecast to fall 7.0% in 2009 and 3.2% in 2010.

Financial Condition
-------------------

          As amended in 1978, Michigan's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of Michigan personal income in the prior calendar year or an average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 Michigan personal income (the total income received by persons in Michigan from all sources as defined and officially reported by the United States Department of Commerce). If revenues in any fiscal year exceed the revenue limitation by one percent or more, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than one percent may be transferred into Michigan's Counter Cyclical Budget and Economic Stabilization Fund ("BSF"), Michigan's "Rainy Day Fund." Michigan may raise taxes in excess of the limit in emergency situations when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

          The State Constitution provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that proportion to be 41.6%. The proportion has since been recalculated and is now 48.97%. If such spending does not meet the required level in a given year, an additional appropriation for local government units is required by the "following fiscal year," which means the year following the determination of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1993-94 through 2007-08.

          The State Constitution also requires the State to finance any new or expanded activity of local governments mandated by State law. Any expenditures required by this provision would be counted as State spending for local units of government for purposes of determining compliance with the provision cited above.

          Michigan finances its operations through its General Fund and special revenue funds. The Michigan Constitution provides that proposed expenditures from, and revenues of, any fund must be in balance and that any prior year's surplus or deficit in any fund must be included in the succeeding year's budget for that fund.

          Total revenue and other sources of funds for general governmental operations for Fiscal Year 2007-08 were $10,300.7 million and were projected to be $9,907.3 million for Fiscal Year 2008-09.

          Expenditures and other uses of funds for governmental operations in Fiscal Year 2007-08 were $9,822.0 million, of which $2,025.6 million supported K-12 and higher education and $3,142.1 million supported health services. Expenditures and other uses of funds for governmental operations in Fiscal Year 2008-09 were projected to be $8,520.1 million, of which $1,932.1 million supported K-12 and higher education and $2,473.8 million supported health services.

          The BSF was established in 1977 to serve as the state's "savings" account. Calculated on an accrual basis, the unreserved ending balance of the BSF was $2.0 million on September 30, 2006, $2.1 million on September 30, 2007, and $2.2 million on September 30, 2008.

          The Michigan Constitution limits Michigan general obligation debt to
(i) short-term debt for State operating purposes which must be repaid in the same fiscal year in which it is issued and which cannot exceed 15% of the undedicated revenues received by Michigan during the preceding fiscal year, (ii) short-and long-term debt unlimited in amount for the purpose of making loans to school districts and (iii) long-term debt for voter-approved purposes.

          The amount of debt incurred by the State for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts for the ensuing two calendar years. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the State must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

2008-09 Budget
--------------

          The Governor's Fiscal Year 2009 Executive Budget was submitted to the Legislature on February 7, 2008. Revenues for Fiscal Year 2008-09 for the Executive Budget were estimated at the January 11, 2008 Consensus Revenue Estimating Conference. These estimates were revised at the regularly scheduled consensus Revenue Estimating conferences held on May 16, 2008, January 9, 2009 and May 15, 2009. On December 10, 2008, the Governor issued an Executive Order, subsequently approved by the appropriating committees of the State House and Senate, reducing State expenditures for fiscal year 2008-09 by approximately $145.75 million and on May 5, 2009, the Governor issued another Executive Order, subsequently approved by the appropriating committees of the State House and Senate, reducing State expenditures for Fiscal Year 2008-09 by an additional approximately $349,337,200 to partially offset an anticipated revenue shortfall. In addition, the State estimates that approximately $1.2 billion will be available to the State during Fiscal Year 2008-09 from the federal American Recovery and Reinvestment Act (ARRA) to offset estimated revenue shortfalls in Fiscal Year 2008-09. The reductions in State expenditures ordered by the Governor, coupled with funds available to the State from the ARRA, will be sufficient to offset estimated revenue shortfalls and result in a balanced budget for Fiscal Year 2008-09. The ARRA funds used in Fiscal Year 2008-09 were appropriated to finance specific expenditures and are therefore being classified as General Fund-Special Purpose revenue. The expenditures they are financing are being classified as General Fund-Special Purpose expenditures and are therefore reducing General Fund-General Purpose expenditures by about $1,181.3 million in Fiscal Year 2008-09. Under the State's Constitution and State law, the State is required to maintain a balanced budget for the 2008-09 Fiscal Year.

2009-10 Budget
--------------

          The Governor's Fiscal Year 2009-10 Executive Budget was submitted to the Legislature on February 12, 2009. Revenues for Fiscal Year 2009-10 for the Executive Budget were estimated at the January 9, 2009 Consensus Revenue Estimating Conference. These estimates were revised at the regularly scheduled Consensus Revenue Estimating Conference held on May 15, 2009. The Legislature enacted a 30-day continuation budget for Fiscal Year 2009-10 on October 1, 2009 and the full year budget on October 29, 2009.

          Actual revenues for Fiscal Year 2009-10 will vary from the current estimates. The estimates will be revised at the next regularly scheduled Consensus Revenue Estimating Conferences in January 2010 and May 2010. In addition, any one of the three conference principals may call a special revenue conference at any time during the year.

Litigation
----------

          The State is party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. The State is also a party to various legal proceedings which, if resolved in the State's favor, would result in contingency gains to the State's General Fund balance, but without material effect upon the Fund's balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable.

MINNESOTA PORTFOLIO
-------------------

          The Minnesota Portfolio seeks the highest level of current income exempt from both federal income tax and State of Minnesota ("Minnesota" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Minnesota securities. As a matter of fundamental policy, the Minnesota Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.

          The following is based on information obtained from an Official Statement, dated November 5, 2009, relating to $443,000,000 State of Minnesota General Obligation State Various Purpose Bonds, Series 2009H, $25,000,000 General Obligation State Trunk Highway Bonds, Series 2009I, $7,000,000 General Obligation Taxable State Bonds, Series 2009J, and $100,395,000 General Obligation State Various Purpose Refunding Bonds, Series 2009K.

Economic Climate
----------------

          Minnesota's population grew by 12.4% from 1990 to 2000, about the same as the United States as a whole during that period. During the period 2000-2008 the population in Minnesota grew by 5.8%, compared to 7.8% nationally. Minnesota population is currently forecast to grow at an annual compounded rate of 0.79% through 2030, compared to 0.83% nationally.

          In 2007, the structure of Minnesota's economy paralleled the structure of the United States economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors except one (education and health services), the share of total State employment was within two percentage points of national employment share.

          In the period 1990 to 2000, overall employment growth in Minnesota increased by 23.12%, exceeding the nation, whose growth increased by 19.9%. Manufacturing has been a strong sector, with Minnesota employment growth outperforming that of the United States in the 1990-2000 and 2000-2008 periods. In the durable goods industries, the State's employment in 2008 was highly concentrated in fabricated metals, machinery, and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.4% of the State's durable goods employment was concentrated in 2008, as compared to 14.7% for the United States as a whole.

          The importance of the State's rich resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2008, 35.7% of Minnesota's non-durable goods employment was concentrated in food manufacturing, compared to 30.0% for the United States as a whole. Food manufacturing relies heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes. Printing and publishing is also relatively more important in the State than in the U.S.

          Mining is currently a less significant factor in the State economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 8.4 thousand employed in 1990 to 6.2 thousand employed in 2008. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

          Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income and has generally remained above the national average. In 2008, Minnesota per capita personal income was 107.0% of its U.S. counterpart. In level of personal income per capita, Minnesota ranked second in 1990 and first in 2007 among 12 states in the North Central Region. During the period 1990 to 2000, Minnesota ranked first in growth of personal income and sixth during the period 2000 to 2008 among the 12 states in the North Central Region. Over the period 1990 to 2000, Minnesota non-agricultural employment grew 25.7% while the entire North Central Region grew 18.7%. During the 2000-2008 period, Minnesota non-agricultural employment grew 2.8%, while regional non-agricultural employment declined by 1.7%. During the same period, overall employment growth in Minnesota increased by 1.9%, compared to 3.7% for the nation.

          During 2006, the State's monthly unemployment rate was less than or the same as the national unemployment rate, averaging 4.1% in 2006, as compared to the national average of 4.6%. In 2007, Minnesota's unemployment rate averaged 4.6%, the same as the national average. In 2008, Minnesota's unemployment rate averaged 5.4%, compared to the national average of 5.8%.

Financial Condition
-------------------

          Minnesota operates on a biennial budget basis. Prior to each fiscal year of a biennium, the Department of Finance allots a portion of the applicable biennial appropriation to each State agency or other entity for which an appropriation has been made. Supplemental appropriation and changes in revenue measures are sometimes adopted by the Legislature during the biennium. An agency or entity may not expend moneys in excess of its allotment. The State's principal sources of non-dedicated revenues are taxes of various types. The Accounting General Fund receives no unrestricted federal grants. The only federal funds deposited into the Accounting General Fund are to reimburse the State for expenditures on behalf of federal programs.

          Prior to 1995, Minnesota law established a Budget Reserve and Cash Flow Account in the General Fund which served two functions. In 1995, the Minnesota legislature separated the Budget Reserve and Cash Flow Account into two separate accounts; the Cash Flow Account and the Budget Reserve Account, each having a different function.

          The Cash Flow Account was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds from the Cash Flow Account is governed by statute. The Legislature established the Cash Flow Account at $350 million for the Current Biennium (July 1, 2009 - June 30, 2011).

          The Budget Reserve Account was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Budget Reserve Account balance was set for the Current Biennium at $0 million.

Previous Biennium
-----------------

          In January 2007 the Governor submitted a proposed budget to the Legislature for the Previous Biennium that was based on the November 2006 forecast of General Fund revenues and expenditures ("Current Law"). In March 2007 the Governor's budget recommendations were updated to reflect changes in forecast revenues and spending resulting from the February 2007 forecast.

          The March 2007 Governor's recommendation reflected a net decrease in General Fund revenues from the February 2007 forecast for the Previous Biennium. General Fund spending was increased by $1.933 billion from the February 2007 forecast of Current Law. The total recommended spending increase was $3.076 billion (9.8%) over the forecast for the Previous Biennium (July 1, 2005 - June 30, 2007).

          As enacted by the 2007 Legislature, the budget for the Previous Biennium reflected little change in General Fund revenues from the February 2007 forecast for the Current Biennium. No general tax increases or decreases were included in the adopted budget. The Governor and the Legislature failed to agree on an omnibus tax bill, resulting in a gubernatorial veto. Revenue provisions in the vetoed omnibus tax bill, however, were largely limited to modifications to taxes paid related to foreign operating corporations. Without these changes, forecast revenues for the Previous Biennium increased only slightly from forecast levels, reflecting additional tax compliance revenues and limited fee and other revenue changes occurring in omnibus appropriation bills.

          The enacted budget for the Previous Biennium increased General Fund spending by $1.871 billion from the February 2007 forecast of Current Law. The total recommended spending increase is $3.011 billion (9.6%) over the forecast for the Previous Biennium. K-12 education accounts for 40% of total General Fund spending. Health and human services programs account for 28% of authorized spending. Significant increases both to the State's higher education systems, as well as to student financial aid programs, are included in the enacted budget.

          At the end of the 2007 legislative session, Minnesota law provided for a total of $1.003 billion in reserves, including the Budget Reserve Account and a separate Cash Flow Account. No changes were made to these reserves. A special contingent reserve of $33 million was designated for aids to counties to deal with anticipated federal reductions affecting human services case management activities.

          Final budget actions left an unusually high unexpended, available General Fund balance of $373 million. Executive vetoes of the omnibus tax bill reduced legislative spending by $138 million, as well as deferring a recommended increase to the budget reserve of $150 million. An executive veto of a capital budget bill reduced legislatively approved cash spending for capital projects by $135 million, while reducing debt service spending from forecast levels that assumed a small off-year capital budget.

          The Department of Finance prepared revised forecasts of General Fund revenues and expenditures for the Previous Biennium at the end of November 2008. The current recession is forecast to reduce revenues and add slightly to expenditures in the Previous Biennium. Revenues were expected to fall $412 million (1.3%) below prior estimates. Actual receipts for fiscal year 2008 were $398 million (2.4%) more than forecast, but receipts for Fiscal Year 2009 were then expected to fall $810 million (4.9%) below earlier projections. Receipts from the individual income tax, sales tax, and the corporate income tax are projected to decline by 1.9%, 1.6% and 3.1% respectively. When combined with small increases in spending, the result was an estimated $426 million deficit for the Previous Biennium.

          Projected spending for the Previous Biennium based on then current laws was expected to be higher than spending in the Fiscal Year 2006-2007 Biennium. Health and human services spending estimates increased over the previous forecast. Net spending in all other areas was nearly flat due to the fact that Minnesota law required Fiscal Year 2007 legislative appropriations be the base for the Previous Biennium budget planning.

          Based on the November 2008 forecast for a projected deficit in the General Fund, the Commissioner of Management and Budget ("Commissioner"), with the consent of the Governor and after consultation with the Legislative Advisory Commission, used his statutory powers to balance the budget for the Previous Biennium. This was done by first using all of the funds in the Budget Reserve Account, and since those funds were not sufficient to balance the budget, the Commissioner then reduced transfers and unexpended allotments (i.e., unallot) to balance the budget.

          The Commissioner then directed the reduction of $229.2 million in unexpended allotments of prior transfers and appropriations from the General Fund. This action reduced the FY 2009 deficit to $42.2 million. To resolve the remaining deficit, cabinet agencies were instructed to submit by January 2, 2009, detailed plans identifying specific reductions totaling $40 million. A voluntary reduction of $2.2 million was also made by the Legislature.

          The Commissioner prepared revised forecasts of General Fund revenues and expenditures for the Previous Biennium at the end of February 2009.

          The February 2009 forecast reflected three key changes made in the Previous Biennium since the November 2008 forecast: 1) the executive branch took actions to balance the budget, (2) the federal stimulus bill reduced state obligations in the Medical Assistance Program, and 3) forecast changes were made in revenues and expenditures.

          As a result of federal stimulus legislation, the American Recovery and Reinvestment Act ("ARRA"), the total projected reduction in FY 2009 State General Fund obligations for the Federal Medical Assistance Program was $464 million.

          Forecast changes reduced the Projected Unrestricted Balance by $228 million. A decline in forecast revenues of $291 million was partially offset by a decline in forecast expenditures of $63 million. Between November 2008 and January 2009 receipts from the individual income tax, the sales tax, and the corporate income tax were all below forecast.

Current Biennium
----------------

          Current Biennium revenues were forecast to be 1.8%, or $579 million below levels forecast for the Previous Biennium. Then current law spending was expected to grow by 6.1% over Previous Biennium levels. Total revenues were forecasted to decline 9.4% below previous estimates, reducing projected revenues for the Current Biennium by $3.321 billion. That revenue reduction, combined with projected spending increases in Health and Human Services, increase the estimated budget deficit for the current Biennium to $4.847 billion. The forecast indicated that about 40% of the decline in revenues from the Previous Biennium was due to the economic downturn. The remainder was caused by revenue reductions already included in previous estimates.

          In February 2009, the shortfall for the Current Biennium was projected to be $4.570 billion. This was an improvement of $703 million from the $5.273 billion shortfall projected in November 2008. However, the improvement was largely due to the projected balance in Fiscal Year 2009 that carried forward into the Current Biennium. A reduction in health and human services spending of $1.359 billion due to ARRA was almost completely offset by other underlying forecast changes.

          Forecast General Fund revenues were expected to be $1.166 billion less than projected in November 2008. The forecasts for all three major taxes were reduced. Forecast spending increased $152 million, primarily due to increased caseloads in the health and human services area.

          ARRA was signed into law on February 17, 2009 by President Obama. ARRA is a $787 billion package, providing tax relief, fiscal stabilization for states and additional spending for infrastructure and other federal programs. The State is expected to receive a total of $4.6 billion in ARRA funds. Of this amount, $2.6 billion in ARRA funds to be received is for competitive or formula grants for a variety of infrastructure and program categories, including transportation and energy projects.

          During the 2009 legislative session, the Legislature enacted a number of revenue and appropriations measures in the General Fund and non-general funds for the Current Biennium. The 2009 legislative session ended on the constitutional deadline of May 18, 2009 without balancing the budget for the Current Biennium.

          Giving effect to enacted legislative changes, General Fund resources were then expected to total $31.463 billion. Current Biennium revenues, excluding the balance brought forward from the Previous Biennium, were estimated to be $30.925 billion, $1.29 billion less than the Previous Biennium. General Fund expenditures after session actions were forecasted to be $33.789 billion, $133 million less than the Previous Biennium. Budgeted revenues and expenditures were expected to leave an estimated General Fund deficit of $2.676 billion, including a Cash Flow Account of $350 million.

          Since the Current Biennium budget was not balanced at the end of the 2009 legislative session, the Governor announced that he would direct the Commissioner to use his statutory powers to balance the budget for the Current Biennium.

          On June 16, 2009, the Commissioner submitted to the Governor a preliminary proposal of unallotment and administrative actions that could be used to balance the Current Biennium budget. On June 18, the Commissioner convened the Legislative Advisory Commission to consult on potential unallotments as required by statute. Following this consultation, the Commissioner issued a revised unallotment and executive branch action plan on June 29. The actions necessary to implement the executive branch action plan were completed on August 7, 2009.

Litigation
----------

          There are now pending against the State certain legal actions which could, if determined adversely to the State, have a material adverse effect in excess of $10 million on the State's expenditures and revenues during the Current Biennium.

NEW JERSEY PORTFOLIO
--------------------

          The New Jersey Portfolio seeks the highest level of current income exempt from both federal income tax and State of New Jersey ("New Jersey" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position). The Fund will invest at least 80% of its net assets in securities the interest on which is exempt from New Jersey personal income tax (i.e., New Jersey municipal securities). In addition, during periods when the Adviser believes that New Jersey municipal securities that meet the Portfolio's standards are not available, the Portfolio may invest a portion of its assets in securities whose interest payments are only federally tax-exempt. However, it is anticipated that under normal circumstances substantially all of the Portfolio's total assets will be invested in New Jersey municipal securities. As a matter of fundamental policy, the New Jersey Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax.

          The following is based on information obtained from an Official Statement, dated December 8, 2009, relating to $209,150,000 State of New Jersey General Obligation Bonds.

Economic Climate
----------------

          New Jersey is the eleventh largest state in population and the fifth smallest in land area. With an average of 1,171 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.51% and between 1990 and 2000 the growth rate accelerated to 0.83%. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis that extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

          The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

          New Jersey's economy weakened significantly in 2008, along with the national economy and other states' economies. Payroll employment decreased at an average annual rate of 0.5% in 2008 after growing very slowly at an average annual rate of 0.2% in 2007. For calendar year 2009, through June 2009, payroll employment decreased by an average annual rate of 3.1%, reflecting the deterioration in the employment conditions in the State. Since the beginning of 2009, the level of employment has remained consistently below the 4.0 million mark that the State enjoyed for the previous 54 months. The State's level of payroll employment as of June 2009 was 3.931 million.

          New Jersey payroll employment declined by 3.3% (-135,000 jobs) in June 2009 compared to June 2008. Most of the job losses were in professional and business services(-40,400 jobs), manufacturing (-29,300 jobs), construction (-24,100 jobs), trade, transport and utility services (-22,000), and financial services (-14,600 jobs). The public sector declined by 600 jobs during the same period. Education and health services reported the largest single gain (+8,700 jobs), followed by other services, which added 2,100 jobs.

          The generally declining labor market conditions have kept the State's unemployment rate above 5.0% for 13 straight months since May 2008. The State's unemployment rate averaged 5.5% in 2008. For calendar year 2009, through June 2009, the State's average unemployment rate was 8.4%, while the national unemployment rate averaged 8.7% during the same time period.

          According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated June 18, 2009, the preliminary growth rate for New Jersey's personal income declined at a rate of 0.2% for the first quarter of 2009 and came in below the revised growth rate of 1.8% for the fourth quarter of 2008. Given the general economic recession in the national economy, the average annual growth in personal income for New Jersey is expected to decline in 2009, but begin to improve in 2010.

          The housing sector is expected to weaken further in the months ahead, with housing permits in 2009 to stay below 20,000 units. New vehicle registrations declined in calendar year 2008 by 16%, following a 4.3% decline in 2007. For the Fiscal Year through May 2009, new vehicle registrations declined 25.6%, compared to a year ago. New motor vehicle registrations are projected to remain below the 500,000 level in 2009 and 2010.

Certain Constitutional Provisions
---------------------------------

          The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

          The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings.

          The Debt Limitation Clause was amended by the voters on November 4, 2008. The amendment provides that the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election.

          The State's governmental funds reported June 30, 2008 combined ending fund balances of $10.2 billion, a decrease of $473.3 million from the prior fiscal year. Of the ending balance, $808.6 million represented unreserved undesignated fund balances with the remainder reserved for specific, legislated purposes, management reserves, and constitutional dedications. The General Fund's total ending fund balance was $4.5 billion, with $469.8 million unreserved - undesignated.

Recent Developments
-------------------

          On October 19, 2009, the State Treasurer reported that actual revenue collections for the first three months of Fiscal Year 2010 were $190 million less than expected at the time of enactment of the Fiscal Year 2010 Appropriations Act. Approximately $215 million of budgetary savings have been identified to cover this shortfall. Also on October 19th, the Governor directed Cabinet Officials to identify an additional $200 million of cuts in departmental operating budgets by December 1, 2009. On November 5, 2009, this amount was increased to $400 million.

          Through the end of October 2009, actual revenue collections continued to be less than the amount estimated at the time of enactment of the Fiscal Year 2010 Appropriations Act. A revenue shortfall in addition to that described on October 19th of approximately $225 million was identified, as well as the need for supplemental appropriations of approximately $350 million. This amount does not include $65 million in other supplemental appropriations that already had an identified funding source. During the Fiscal Year 2009 close-out process, the opening fund balance for Fiscal Year 2010 was reduced by $244 million from that reflected in the Fiscal Year 2010 Appropriations Act. Thus, the additional budget shortfall since October 19th is approximately $820 million.

          Various revenue and expenditure actions have been identified to close this additional budget shortfall.

State Indebtedness
------------------

          During the fiscal year ended June 30, 2008, the State's long-term debt obligations increased 16.8%, compared to the prior fiscal year, to $44.4 billion, which includes a net increase in bonded debt of $2.1billion. During Fiscal Year 2008, the State issued $4.9 billion in bonds. New money issuances represented $3.0 billion for transportation and education system improvements, while $1.9 billion represented four refunding transactions that provided the State with $317.1 million in net present value savings. During Fiscal Year 2008, the State paid $2.7 billion in debt service on its long-term debt components. Non-bonded portions of the State's long-term debt totaled $10.5 billion. This amount represents a $4.2 billion increase from the prior fiscal year and is mainly attributable to increases in net pension obligations.

State Authorities
-----------------

          The State has entered into a number of leases and contracts, some of which are described below, with several governmental authorities to secure the financing of various State projects. Under the agreements, the State has agreed to make payments equal to the debt services on, and other costs related to, the obligations sold to finance the projects.

          Legislation enacted in 1992 by the State authorizes the New Jersey Sports and Exposition Authority ("NJSEA") to issue bonds for various purposes, related to sports and entertainment facilities, payable from State appropriations. Pursuant to this legislation, the NJSEA and the State Treasurer have entered into an agreement (the "NJSEA State Contract") pursuant to which the NJSEA will undertake certain projects, including the refunding of certain outstanding bonds of the NJSEA, and the State Treasurer will credit to the NJSEA amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the NJSEA State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2009 there were approximately $671,395,000 aggregate principal amount of NJSEA bonds outstanding, the debt service on which is payable from amounts credited to the NJSEA Fund pursuant to the State Contract.

          In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in March 2006, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year commencing with the fiscal year beginning July 1, 2006 and ending with the fiscal year beginning July 1, 2010 generally may not exceed $1.6 billion, reduced by the amount by which the appropriation of State funds to the TTFA exceeds $895 million. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2009, there were approximately $10.205,307,355 aggregate principal amount of TTFA issues outstanding. To the extent these notes are not paid by the State Treasurer, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

          Pursuant to legislation, the New Jersey Economic Development Authority (the "NJEDA") has been authorized to issue bonds for various purposes, including Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, NJEDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which NJEDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2009 there were approximately $167,120,064 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

          Legislation enacted in June 1997 authorizes the NJEDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. As of June 30, 2009, there were approximately $2,573,802,271 aggregate principal amount of State Pension Funding Bonds outstanding. The EDA and the State Treasurer have entered into an agreement that provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

          The Market Transition Facility Bonds have been issued pursuant to legislation enacted June 1994 to pay the current and anticipated liabilities and expenses of the market transition facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. As of June 30, 2009, there were approximately $175,650,000 aggregate principal amount of Market Transition Bonds outstanding.

          The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 2009 stood at an aggregate principal amount of $2,344,755,000. Of this total, $38,955,000 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues to cover debt service on its bonds. The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $2,162,010,000 and $143,790,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

Litigation
----------

          At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

OHIO PORTFOLIO
--------------

          The Ohio Portfolio seeks the highest level of income exempt from both federal income tax and State of Ohio ("Ohio" or the "State") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Ohio securities. As a matter of fundamental policy, the Ohio Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Ohio Portfolio are available only to Ohio residents.

          The following is based on information obtained from an Official Statement, dated September 25, 2009, relating to $262,430,000 State of Ohio Higher Education General Obligation Refunding Bonds, Series 2009C.

Economic Climate
----------------

          Ohio's 2000 decennial census population of 11,353,100 indicated a 4.7% population growth since 1990 and ranked Ohio seventh among the states in population.

          Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 2006, Ohio ranked seventh in the nation with approximately $452 billion in gross state product and was third in manufacturing with an approximate value of $83 billion and third in durable goods with an approximate value of $56 billion. As a percent of Ohio's 2006 gross state product, manufacturing was responsible for 18.4%, with 23.4% attributable to the goods-producing sectors and 33.3% to business services sectors, including finance, insurance and real estate. Ohio is the eighth largest exporting state, with 2007 merchandise exports totaling $42.4 billion. The State's two leading export industries are machinery and motor vehicles, which together accounted for 55% of the value of Ohio's merchandise exports in 2007.

          Payroll employment in Ohio, in the diversifying employment base, increased in 2001, decreased in 2002 and 2003, increased in 2004 through 2006, and decreased in 2007 and 2008.. Growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. The non-manufacturing sector employs approximately 86% of all non-agricultural payroll workers in Ohio.

          With 14.3 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 76,200 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 2007 crop production value of $4.4 billion represented 3.0% of total U.S. crop production value. In 2007, Ohio's agricultural sector total output (consisting of crops, livestock, poultry and dairy, and services and forestry) reached $8.4 billion with agricultural exports (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $2.2 billion.

Financial Condition
-------------------

          Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt. The State is effectively precluded by law from ending a fiscal year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

          The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor implemented this directive in the 2008-2009 Biennium as had been done several times in both the 2002-03 and 2004-05 bienniums and some prior fiscal years.

          Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The GRF fund balance for Fiscal Year ended June 30, 2009 was $389.1 million. The State also has maintained a "rainy day" fund, the Budget Stabilization Fund ("BSF"), which under current law and until used (as occurred in the 2008-09 Biennium) may carry a balance of up to 5% of the GRF revenues for the preceding fiscal year. The BSF had a balance of $-0- at the end of Fiscal Year 2009.

          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation--commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".

          The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.

          Effective July 1, 2005, State personal income tax rates, applying generally to federal adjusted gross income, were reduced 4.2% annually for the years 2005 through 2009, resulting in an aggregate 21% decrease from the 2004 rates which ranged from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. The indexing of the State income tax brackets, which was previously scheduled to begin in July 2005, has been suspended until January 2010.

          Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. A school district income tax is currently approved in 145 districts. Effective July 1, 2005, there may also be proposed for voter approval municipal income taxes to be shared with school districts, but these taxes may not be levied on non-residents.

          Since 1970 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1970 to seventh in 1990, moving to between seventh and eighth in 1994 through 1999, and eighth since 2000. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.

2008-2009 Biennium
------------------

          Consistent with State law, the Governor's Executive Budget for the 2008-09 Biennium was released in March 2007 and introduced in the General Assembly. The GRF Appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increases over the 2006-07 biennial expenditures). The following were spending increases for major program categories over the 2006-07 actual expenditures: 2.2% for Medicaid; 13.2% for higher education; 5.2% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation.

          With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 the Office of Budget and Management ("OBM") reduced its original GRF revenue projections by $172,600,000 for Fiscal Year 2008 and $385,100,000 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected shortfall for the current biennium of $733,000,000. Executive and legislative actions were taken based on the new OBM estimates.

          In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bio-products and bio-medical advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State's historic preservation tax credits.

          With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540,000,000 further reduction in its GRF revenue projections for the Fiscal Year 2009 and a projected Fiscal Year budgetary shortfall of the same amount. Executive actions were taken to offset the projected shortfall. In December of 2008 and again in June of 2009, further reductions in GRF revenue projections were announced, and additional executive actions were taken, including a transfer of the remaining BSF balance of $949 million for Fiscal Year 2009, to address the shortfall.

          The State ended Fiscal Year 2009 with GRF cash and fund balances of $734.5 million and $389.1 million, respectively, and a $-0- balance in the BSF. Of the ending GRF fund balance, $133.4 million represents the one-half of one percent of Fiscal Year 2009 revenues the State is required to maintain as an ending fund balance.

Current Biennium
----------------

          Consistent with State law, the Governor's Executive Budget for the 2010-11 Biennium was released in February 2009 and introduced in the General Assembly. After extended hearings and review, and after passage by the General Assembly and signing by the Governor of three seven-day interim budgets, the 2010-11 biennial Appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on July 17, 2009, all necessary debt service and lease-rental payments related to State obligations for the entire 2010-11 Biennium were fully appropriated for the three week interim period and under the final Act. Reflecting the final implementation of the restructuring of State taxes commenced in 2006-07 and a conservative underlying economic forecast, that Act makes total GRF biennial appropriations of approximately $50.5 billion (a 3.8% decrease from the 2008-09 biennial expenditures) based on GRF biennial estimated revenues of approximately $51.1 billion (a 4.2% decrease from the 2008-09 biennial revenues). That Act also includes the restructuring of $736 million of Fiscal Years 2010 and 2011 general revenue fund debt service into Fiscal Years 2012 through 2025. Both the Executive Budget and the GRF Appropriations Act complied with the statutory limitations on GRF appropriations established in 2006.

          Major new or recurring sources of revenues reflected in the 2010-11 Appropriations Act include $2.4 billion of "Federal Stimulus" funding received under the American Recovery and Reinvestment Act of 2009 and $933 million in gaming and license revenues from the Ohio Lottery Commission's implementation of video lottery terminals at the seven horse racing tracks in the State.

Municipalities
--------------

          Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.

          A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems. That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

          There are currently 19 local governments in fiscal emergency status and six in fiscal watch status.

Litigation
----------

          The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

PENNSYLVANIA PORTFOLIO
----------------------

          The Pennsylvania Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy, at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Pennsylvania securities. As a matter of fundamental policy, the Pennsylvania Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Pennsylvania Portfolio are available only to Pennsylvania residents.

          The following was obtained from an Official Statement, dated August 25, 2009, relating to the issuance of $695,945,000 Commonwealth of Pennsylvania General Obligation Bonds, Second Refunding Series of 2009.

Economic Climate
----------------

          The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

          Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.8 billion in crop and livestock products annually. Agribusiness and food related industries reached record export sales, exceeding $1.5 billion in economic activity in 2008. Over 58,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products. Agricultural exports have grown by more than 5.3% since 2003.

          Pennsylvania's extensive public and private forests provide a vast source of material for the lumber, furniture and paper products industries. The forestry and related industries account for 1.5% of employment with economic activity of nearly $5 billion in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall and a large number of rivers, streams and lakes. Other natural resources include major deposits of coal, petroleum and natural gas. Annually, about 77 million tons of anthracite and bituminous coal, 168 billion cubic feet of natural gas and about 3.6 million barrels of oil are extracted from Pennsylvania.

          Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is a gateway to the Midwest. The Commonwealth's strategic geographic position is enhanced by a comprehensive transportation grid. The Commonwealth's water systems afford the unique feature of triple port coverage, a deep water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Pennsylvania is easily accessible for inter and intra state trade and commerce.

          The Commonwealth is highly urbanized. Of the Commonwealth's 2008 mid-year population estimate, 79% resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44% of the State's total population. The population of Pennsylvania, 12.4 million people in 2008, according to U.S. Bureau of the Census, represents a population growing more slowly than the nation with a higher portion than the nation or the region comprised of persons between 45 or over.

          Non-agricultural employment in Pennsylvania over the ten years ending in 2008 increased at an annual rate of 0.4%. This rate compares to a 0.4% rate for the Mid-Atlantic Region and 0.7% for the nation during the same period.

          Non-manufacturing employment in Pennsylvania has increased in recent years to 88.9% of total employment in 2008. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 11.1% of 2008 non-agricultural employment, has fallen behind both the services sector and the trade sector as the fourth largest single source of employment within the Commonwealth. In 2008, the services sector accounted for 46.1% of all non-agricultural employment while the trade sector accounted for 15.3%.

          Within the manufacturing sector of Pennsylvania's economy, which now accounts for less than one-eighth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in the fabricated materials industries was 14.2% of Pennsylvania manufacturing employment but only 1.5% of total Pennsylvania non-agricultural employment in 2008.

          Pennsylvania's annual average unemployment rate has been equivalent to the national average throughout the 2000s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.7% in 2003. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 4.4% in 2007. As of March 2009, the most recent month for which data are available, the seasonally adjusted unemployment rate for the Commonwealth was 7.8%.

          Personal income in the Commonwealth for 2008 was $501.2 billion, an increase of 3.9% over the previous year. During the same period, national personal income increased at a rate of 3.8%. Based on the 2008 personal income estimates, per capita income for 2008 was at $40,265 in the Commonwealth compared to per capita income in the United States of $39,751.

          The Commonwealth's 2008 average hourly wage rate of $15.77 for manufacturing and production workers compares to the national average of $17.74 for 2008.

Financial Condition
-------------------

          The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

          Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").

Financial Results for Recent Fiscal Years (Budgetary Basis)
-----------------------------------------------------------

          Fiscal 2009. The dramatic and adverse effects of the national economic recession negatively impacted the Commonwealth's economy during Fiscal Year 2009. The Fiscal Year 2009 budget was based upon an economic assumption that economic growth would resume in the second half of the fiscal year, reaching nearly 2.0% annual growth by June 2009. However, the economy did not rebound but, rather, the contraction in the national economy during each of the four quarters of Fiscal Year 2009, combined with rising unemployment rates and the turbulent financial markets, negatively impacted the Commonwealth's revenues and receipts. General Fund revenues of the Commonwealth were below the certified estimate by $3,254.6 million or 11.3% during Fiscal Year 2009. Final Commonwealth General Fund revenues for the fiscal year totaled $25,529.8 million. Total Fiscal Year 2009 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,747.6 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $28,075.5 million. As a result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance decreased to - $2,742.6 million, including the beginning balance from the prior year of operations.

          In response to declining revenue collections in Fiscal Year 2009, the Commonwealth implemented a number of steps to reduce expenditures during Fiscal Year 2009. First, the Commonwealth implemented three rounds of budget cuts or "freezes," which reduced the ability of agencies to spend funds appropriated during Fiscal Year 2009. Total budget cuts of $505 million, or approximately 4.25%, were implemented during Fiscal Year 2009 in agencies under the Governor's jurisdiction. Additionally, the Commonwealth implemented a general hiring freeze to reduce costs, it restricted out-of-state travel, it banned the purchase of new and replacement vehicles and reduced the size of the state fleet by 1,000 vehicles. Fiscal Years 2009 and 2010 salaries for management and non-union employees were frozen at current levels. As result, a total of $634.2 million in appropriations were lapsed in Fiscal Year 2009.

          Fiscal 2008. The national economic slowdown in the housing sector adversely impacted growth in the Commonwealth during Fiscal Year 2008. Declining home sales and home values, a contraction in available credit form woes in the financial markets, slightly higher unemployment and lower personal consumption resulted in less growth in Fiscal Year 2008 revenues than had been projected in the February 2008. Commonwealth revenues still exceeded the certified estimate for Fiscal Year 2008 by $167.5 million or 0.6%. Preliminary estimates from February 2008 projected a revenue surplus of $427 million during Fiscal Year 2008. Lower than projected revenues from corporate and personal income taxes were responsible for the lower than projected growth. Final Commonwealth General Fund revenues for the Fiscal Year totaled $27,928.2 million. Total Fiscal Year 2008 revenues, net of reserves for tax refunds and including intergovernmental transfers and expenditures from additional sources, were $27,450.9 million. As a result of Commonwealth financial operations during Fiscal Year 2008, the preliminary unappropriated surplus balance, prior to the statutorily required transfer to the Budget Stabilization Reserve Fund, totaled $582.9 million. In response to lower-than projected growth in Commonwealth revenues, the General Assembly approved, and the Governor signed into law, a one-year suspension of the 25% transfer of a portion of the unappropriated surplus balance to the Budget Stabilization Reserve Fund for Fiscal Year 2008.

          Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 1.3%. Fiscal year 2008 revenues (all sources) totaled $27,502.9 million, an increase of $309.2 million over Fiscal Year 2007. Intergovernmental transfer proceeds decreased $54.5 million, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources decreased $115.2 million or 45%, primarily due to decreased transfers from other state funds. General Fund revenues grew $478.8 million or 1.7% during Fiscal Year 2008 when measured on a year-over-year basis. Corporate tax receipts were $13.3 million, or 0.2% over estimate for the Fiscal Year. Year-over-year growth in corporate taxes was also 0.2% during Fiscal Year 2008 as corporate net income tax collections declined 3.0% while gross receipts tax collections grew 4.3% and receipts from the capital stock and franchise tax grew 2.0% on a year-over-year basis. The growth in capital stock and franchise tax receipts occurred despite the continued phase-out of this tax. Personal income taxes were $157.7 million over the estimate, a surplus of 1.5% versus the estimate, while year-over year growth in personal income tax receipts was 6.3%. Sales and use tax revenues declined in Fiscal Year 2008 by $94.2 million or 1.1% on a year-over-year basis. Sales tax receipts were below estimate by $19.6 million, a difference of 0.2% from the Fiscal Year estimate. Non-tax revenues of the Commonwealth declined by 17% during the Fiscal Year, led by decreased liquor store profits and lower-than-projected earnings on the investment of Commonwealth funds. Reserves for tax refunds in Fiscal Year 2008 were $1,050 million, an amount equal to the Fiscal Year 2007 reserves. At the end of Fiscal Year 2008, approximately $100 million of reserves were available for making tax refunds in the following Fiscal Year.

          Fiscal 2007. During Fiscal Year 2007, General Fund revenues to the Commonwealth exceeded the certified estimate by $649.6 million or nearly 2.4% during Fiscal Year 2007. Final Commonwealth General Fund revenues for the fiscal year totaled $27,449.1 million. Total Fiscal Year 2007 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $27,193.7 million. Total expenditures, net of appropriation lapses and including intergovernmental transfers and expenditures from additional sources, were $27,007.9 million. As a result of Commonwealth financial operations during the Fiscal Year, the preliminary unappropriated surplus balance, prior to the statutorily required 25% transfer to the Budget Stabilization Reserve Fund, increased to $707.9 million, including the beginning balance from the prior year of operations. Accordingly, 25% of this preliminary balance or $176.9 million was transferred to the Budget Stabilization Reserve Fund. The final Fiscal Year 2007 unappropriated surplus balance was $530.9 million as of June 30, 2007.

          Revenues available to the Commonwealth, including intergovernmental transfers and additional sources, increased 5.8%. Fiscal year 2007 revenues (all sources) totaled $27,193.7 million, an increase of $1,492.8 million over Fiscal Year 2006. Intergovernmental transfer proceeds decreased $199 million or 27%, primarily due to the continued phase-out of intergovernmental transfers. Funding from additional sources increased $111.8 million or 76%, primarily due to increased transfers form other state funds. General Fund revenues grew $1,595 million or 6.2% during Fiscal Year 2007 when measured on a year-over-year basis. Corporate tax receipts were $286.2 million, or 5.6% over estimate for the fiscal year. Personal income taxes were $301.6 million over the estimate, a surplus of 3.0% versus the yea-to-date estimate, while year-over year growth in personal income tax receipts was 7.7%. Sales and use taxes were essentially at estimate as actual receipts were $14.9 million below estimate, a difference of 0.17% from the fiscal year estimate. Non-tax revenues of the Commonwealth grew by 58% during the fiscal year, led by increased liquor store profits and earnings of the investment of Commonwealth funds. Reserves for tax refunds in Fiscal Year 2007 were $1,050 million, an increase of 1.4% form the Fiscal Year 2006 reserves. At the end of Fiscal Year 2006, approximately $114 million of reserves were available for making tax refunds in the following fiscal year.

Financial Results for Recent Fiscal Years (GAAP Basis)
------------------------------------------------------

          Fiscal 2009. GAAP basis information for Fiscal Year 2009 is not available at this time.

          Fiscal 2008. The fund balance at June 30, 2008, was $1,566.5 million, a $137.7 million (9.7%) decrease from the June 30, 2007 fund balance. Over the five fiscal years of 2004 through 2008, revenues and other sources have averaged an annual 4.7% increase. Expenditures and other uses during the period from Fiscal Years 2004 through 2008 have averaged a 5.1% annual increase.

          Overall, total revenues increased by $280 million during the fiscal year ended June 30, 2008; this represents a 6% increase over last fiscal year. The most significant factor was $450 million in first-year intergovernmental revenues from the Pennsylvania Turnpike Commission (PTC), a discretely presented component unit of the Commonwealth. These PTC payments were made based on Act 44 of 2007 and the resulting agreement between the Commonwealth and the PTC for the proposed leasing of Interstate 80 to the PTC, pending the approval of the Federal government. Also, a new appropriation this year, the Red Light Photo Enforcement Program, generated additional revenues of $3 million. Most of the decrease in other revenues was caused by a $130 million decrease in investment income due to lower securities valuation as of June 30, 2008, and lower tax revenues ($48 million) driven by decreased gasoline and diesel fuel consumption during the current fiscal year.

          Overall, total expenditures decreased by $27 million, or less than 1%, during the fiscal year. This decrease is primarily a result of the $20 million reduction in appropriations and expenditures for protection of persons and property. This reduction occurred because the level of funding provided last year by the Motor License Fund to the General Fund (State Police) for highway patrols and other public safety functions was not renewed at the prior year level. The increase in cash and investments, net of securities lending obligations, is a direct result of the net revenue increases explained above.

          Fiscal 2007. At June 30, 2007, the General Fund reported a fund balance of $3,370.9 million, an increase of $401.4 million from the reported $2,969.5 million fund balance at June 30, 2006. On a net basis, total assets increased by $761.3 million to $11,161.5 million. Liabilities increased by $359.9 million to $7,790.6 million largely because of an increase in unearned revenue ($117.2 million) and an increase in accounts payable ($194.1 million). The overall increase in fund balance, $401 million during the fiscal year, was $300 million more than the prior fiscal year increase in fund balance of $101 million.

          General Fund tax revenues increased by 5% due to slower economic growth during the fiscal year ended June 30, 2007. Personal income tax revenues rose by 8%, with most of the growth occurring within the non-employer-withheld portion of the personal income tax. This growth can be attributed to strong capital gains that caused regular quarterly personal income tax payments in April 2007 to exceed April 2006 levels by 19.5%. Overall corporation tax revenues increased by 3% due to strong corporate profit growth and both telecommunications and electric company gross receipts tax revenues that were higher than the prior year. However, these increases were offset by a scheduled decline in Capital Stock/Foreign Franchise Tax revenues due to the continuance of the capital stock and foreign franchise tax phase-out. Finally, cigarette tax revenues decreased by 5% due to a decline in consumption. Charges of sales and services decreased by $1.416 billion due almost exclusively to a $1.411 billion decrease related to the reporting of cash receipts and disbursements related to Commonwealth employee benefit costs, which are charged to Commonwealth agencies on a biweekly basis. Such cash receipts and disbursements were formerly reported on a "gross" basis and reported as part of General Fund revenues (Charges for sales and services) and expenditures (Direction and supportive services). Intergovernmental revenues increased by a net $498 million, resulting primarily from certain newer federal programs and higher amounts accrued for certain federal programs. Total General Fund revenues increased by $590 million (1.36%) during this period.

Fiscal 2010 Budget
------------------

          As of the date of the Official Statement, the General Assembly had not yet enacted a complete Fiscal Year 2010 budget.

City of Philadelphia
--------------------

          Philadelphia is the largest city in the Commonwealth with an estimated population of 1,517,550 according to the 2000 Census.

          The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, the Commonwealth's largest city, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on June 17, 2008.

          No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $557.7 million in special tax revenue bonds outstanding as of June 30, 2009. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Commonwealth Debt
-----------------

          The Constitution permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for highway purposes, which is paid from Motor Vehicle Fund appropriations.

          Net outstanding general obligation debt totaled $8,653.7 million at June 30, 2009, a net increase of $476.7 million from June 30, 2008. Over the 10-year period ending June 30, 2009, total outstanding general obligation debt increased at an annual rate of 5.8%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 4.7%.

          Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation
----------

          In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for Fiscal Year 2009 is $20.0 million.

VIRGINIA PORTFOLIO
------------------

          The Virginia Portfolio seeks the highest level of current income exempt from both federal income tax and Commonwealth of Virginia ("Virginia" or the "Commonwealth") personal income tax that is available without assuming what the Adviser considers to be undue risk. As a matter of fundamental policy at least 80% of the Portfolio's net assets will be so invested (except when the Portfolio is in a temporary defensive position), although it is anticipated that under normal circumstances substantially all of the Portfolio's assets will be invested in such Virginia securities. As a matter of fundamental policy, the Virginia Portfolio will invest at least 80% of its net assets in municipal securities the interest on which is exempt from federal income tax. Shares of the Virginia Portfolio are available only to Virginia residents.

          The following is based on information obtained from an Official Statement, dated October 7, 2009, relating to Commonwealth of Virginia $332,480,000 General Obligation Bonds, Series 2009B, 2009E-1 and 2009E-2, and General Obligation Refunding Bonds, Series 2009C and 2009D.

Economic Climate
----------------

          The Commonwealth's 2008 population of 7,769,089 was 2.6% of the United States' total. Among the 50 states, it ranked twelfth in population. With 39,594 square miles of land area, its 2008 population density was 196.2 persons per square mile, compared with 95.66 persons per square mile for the United States.

          The Commonwealth is divided into five distinct regions--a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

          The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2008 population of 3,589,896. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

          According to the U.S. Department of Commerce, Virginians received over $331.1 billion in personal income in 2008. In 2008, Virginia had per capita income of $42,876, the highest of the Southeast region and greater than the national average of $39,751. From 1998 to 2008, the Commonwealth's 4.4% average annual rate of growth in per capita income was more than the national growth rate of 4.0%. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

          Employment in the Information Services sector decreased by 13.6% from 2003 to 2008, which may in part be due to intense telecommunications competition. The Professional and Business Services sector, however, gained 19.3% over the same period. From 2003 to 2008, employment in the Financial Activities sector grew by 1.3%. The private Education and Health sector continued to add jobs in 2008, increasing by 18.4% from 2003 to 2008. The Leisure and Hospitality sector employment level rose 13.0% over the same period, with much of this growth in the food service and accommodations portions of the industry.

          The Retail Trade sector increased by 4.2% from 2003 to 2008. The Wholesale Trade sector increased by 5.1% from 2003 to 2008.

          With Northern Virginia and Hampton Roads, the home of the nation's largest concentration of military installations, the federal government has a greater impact on the Commonwealth relative to its size than all states except Alaska and Hawaii. In 2008, federal government civilian employment in the Commonwealth averaged approximately 160,100, for an 8.4% gain between 2003 and 2008.

          State government employment averaged 154,500 in the Commonwealth for 2008, up 8.1% from 2003. Approximately 50% of state government employment is related to general government administration and 50% is related to higher education.

          Manufacturing employment dropped 13.3% between 2003 and 2008.

          The Commonwealth typically has one of the lowest unemployment rates in the nation, due in large part to the diversity of the Commonwealth's economy. During 2008, an average of 4.0% of the Commonwealth's population was unemployed, compared to 5.8% for the nation. During 2008, the Virginia job growth rate of 0.2% fared better than the national average, which showed no growth from calendar year 2007 to 2008.

Budgetary Process
-----------------

          The Governor is required by statute to present a bill detailing his budget (the "Budget Bill") and a narrative summary of the bill to the General Assembly by December 20th in the year immediately prior to each even-year session. Under constitutional provisions, the Governor retains the right, in his review of legislative action on the Budget Bill, to suggest alterations to or to veto appropriations made by the General Assembly. After enactment, the Budget Bill becomes law (the "Appropriation Act").

          In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act enacted in the previous year. The Governor submits a Budget Bill by December 20th that includes his proposed amendments. The Appropriation Act enacted in the odd-year session is effective upon passage by the General Assembly, whereas the regular biennial Appropriation Act is effective July 1, the beginning of the biennium.

The 2007 Amendments to the 2006 Appropriation Act
-------------------------------------------------

          On December 15, 2006 Governor Kaine presented his proposed amendments to the 2006 Appropriations Act (House Bill 1650) affecting the remainder of the 2006-2008 Biennium. The Governor's objectives were developed with the following goals in mind: maintain the Commonwealth's financial stability for the long term; make targeted investments that will enhance Virginia's ability to compete in a global economy; and meet the Commonwealth's ongoing commitment to fund core services.

          Fiscal Year 2006 ended with actual collections exceeding the forecast by $147 million or 1.0%. Nonwithholding and corporate income tax, the two most volatile revenue sources, continued to grow at unprecedented rates and contributed to the Fiscal Year 2006 surplus. The General Assembly, in anticipation of this surplus, included $128 million into the beginning balance for Fiscal Year 2007.

          The Governor's budget amendments provided additional deposits to the Revenue Stabilization Fund totaling $152.7 million. This amount is comprised of $106.7 million in Fiscal Year 2007 and an additional $46.1 million in Fiscal Year 2008 (for a total Fiscal Year 2008 deposit of $184.3 million). With these deposits, the Fund will remain at its Constitutional maximum of $1.3 billion in Fiscal Year 2008. The Fund reached its Constitutional maximum for the first time in Fiscal Year 2006. Excess deposits (estimated at $36.9 million in Fiscal Year 2007 and $120.4 million in Fiscal Year 2008) will be transferred back to the General Fund.

          After making the deposit to the Revenue Stabilization Fund, approximately 70% of the proposed new spending was proposed to be dedicated to transportation and higher education. The Governor restricted recurring expenses to targeted priorities that move Virginia forward in meeting health care, education, public safety, environmental and economic development objectives.

          The Virginia General Assembly sent an amended budget to the Governor on February 24, 2007. The budget retained many of the amendments originally introduced. Governor Kaine returned the budget bill requesting 17 amendments, primarily technical in nature. On April 4, 2007 the Budget Bill was enacted as Chapter 847 of the 2007 Acts of Assembly.

The 2008 Appropriation Act
--------------------------

          On December 17, 2007, Governor Kaine presented the 2008 Budget Bill for the 2008-2010 Biennium. The 2008 Budget Bill included $36,174.3 million form the General Fund in base spending, and total General Fund resources of $36,197.7 million. Recommendation for new spending totaled $2,213.6 million, including $54.0 million for capital outlay funding. General Fund budget savings of $463.6 million were also recommended.

          Major items in the 2008 Budget Bill recommended to meet the Commonwealth's commitment to fund core services included $890.3 million for estimated state cost of the technical re-benchmarking of the Standards of Quality for elementary and secondary schools and $254.7 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and research facility at higher education institutions.

          While preliminary data showed that General Fund revenue collections for Fiscal Year 2008 would exceed the budgeted forecast, economic indicators for early Fiscal Year 2009 revenues reflected a slowing economy. Declining employment levels, slower income growth, lower consumer confidence, and continued downward trends in the housing market resulted in withholding, sales, and recordation taxes being less than projections. For Fiscal Year 2008, the revenue shortfalls from these areas were offset by higher than expected corporate income tax collections due to strength in the defense and energy sectors. Economic indicators suggested that the slower growth pattern would continue, which would adversely impact important components of the Commonwealth's revenues.

          The Commonwealth took actions to address the reduction in revenues. In mid-July, 2008, the Governor directed state agencies to freeze certain hiring without prior approval at the cabinet level, and to suspend nonessential travel, discretionary equipment purchases and new consulting contracts. The Governor also advised agencies to expect further budget adjustments to reflect any reductions in the General Fund revenue forecast for Fiscal Years 2009 and 2010. In early September, 2008, the Governor ordered heads of state agencies to prepare three sets of spending plans for the current budget biennium, reflecting spending cuts of 5%, 10% and 15%. Under applicable law, the Governor is authorized to make cuts up to 15% of appropriated line items, subject to certain exceptions, when the General Assembly is not in session. In early October, 2008, the Governor presented his revised revenue forecast, which projected a shortfall in General Fund revenues of $973.6 million for Fiscal Year 2009 and $1.54 billion for Fiscal Year 2010. In order to reduce the shortfall for Fiscal Year 2009, the Governor specified reducing state agency spending by over $323 million, recovering over $40 million in various balances from Fiscal Year 2008 and capturing savings of over $24 million from his previous spending directives to state agencies. The Governor proposed addressing the remaining shortfall for Fiscal Year 2009 by financing nearly $250 million in capital outlays through the issuance of bonds and by withdrawing $400 million from the Revenue Stabilization Fund.

The 2009 Amendments to the 2008 Appropriation Act
-------------------------------------------------

          On December 17, 2008, Governor Kaine presented his proposed amendments to Chapter 879, the 2008 Virginia Acts of Assembly (House Bill 1600/Senate Bill
850) (the "2009 Budget Bill") affecting the remainder of the 2008-2010 Biennium. The Governor's objectives were developed with the following goals in mind: maintain the Commonwealth's financial stability for the long term; make targeted investments that will enhance Virginia's ability to compete in a global economy; and meet the Commonwealth's ongoing commitment to fund core services.

          The 2009 Budget Bill included the most recent rounds of executive branch cuts to balance the $2.9 billion revenue shortfall from the budget bill approved during the 2008 Session. Governor Kaine revealed his reduction plan in October for the remainder of Fiscal Year 2009 and proposed his reductions for Fiscal Year 2010 on December 17, 2008. The 2009 Budget Bill proposed a withdrawal of $490 million from the Revenue Stabilization Fund to balance the budget for Fiscal Year 2009. The 2009 Budget bill did not rely on the Revenue Stabilization Fund to balance Fiscal Year 2010, so it remains available in 2010 if there is any further slowing in the economy.

          The 2009 Budget bill was considered by the 2009 General Assembly, which convened on January 14, 2009 and adjourned on February 28, 2009. The 2009 Budget Bill, as amended by the General Assembly, was submitted to the Governor for his approval and reflected the Governor's revised general fund revenue forecast by reducing revenues by an additional $821.5 million, bringing the total downward revenue revisions for the Biennium to $3.7 billion. The 2009 Budget Bill provided a total of $14.3 billion for direct aid to public education over the 2008-2010 biennium; included $10.0 million for a system-wide 8.5% increase in student financial aid; included $183.3 million over the introduced budget for increased enrollment in and utilization of Medicaid due to the economic downturn; added $.5 million in Fiscal Year 2010 to partially restore reductions to Virginia state parks; and added $6.6 million in Fiscal Year 2010 to fund aid to localities for state support for local police departments required under House Bill 599.

          The Governor signed the amended bill and returned it to the General Assembly with three item vetoes for action at its one-day reconvened session held April 8, 2009. The General Assembly upheld all of the Governor's budget item vetoes. The 2009 Budget Bill became law on April 8, 2009, as Chapter 781 of the 2009 Virginia Acts of Assembly (the 2009 appropriation Act").

Summary of General Fund Revenues, Expenditures and Changes in Fund Balance
--------------------------------------------------------------------------

          The General Fund balance decreased by $1.4 billion in Fiscal Year 2009, a decrease of 62.9% from Fiscal Year 2008. Overall tax revenues decreased by 8.9% from Fiscal Year 2008 to Fiscal Year 2009. Individual and Fiduciary Income tax revenues decreased by 6.3%. Additional tax revenue decline occurred in the form of a 19.8% decrease in Corporation Income taxes, while there was a 27.9% decrease in other taxes. Public Service Corporation taxes decreased by 5.2%, while State Sales and Use tax collections decreased by 5.6% during Fiscal Year 2009. Overall revenue and non-tax revenues decreased by 9.0% and by 11.5%, respectively. Overall expenditures declined by 3.8% in Fiscal Year 2009, compared to a 6.6% increase in Fiscal Year 2008. Individual and family service expenditures decreased by $243.0 million, or 5.7%, and education expenditures increased by $223.2 million, or 2.85%. General government expenditures decreased $120.5 million or 6.7%.

          Of the $823.5 million fund balance as of June 30, 2009, $575.1 million was reserved as the Revenue Stabilization Fund (the "Fund"). A deposit of $21.3 million was made to the Fund during Fiscal Year 2009 as required by Section 2.2-1829(b) of the Code of Virginia. Also during Fiscal Year 2009, $490.0 million was transferred from the Fund to the General Fund. The Fund is segregated from the General Fund and can be used only for constitutionally authorized purposes. Virginia law directs that the Fund be included as a component of the General Fund only for financial reporting purposes.

          Under the provisions of Article X, Section 8 of the Constitution of Virginia, and based on Fiscal Year 2009 revenue collections, no deposits to the Fund are required during Fiscal Year 2011. Section 2.2-1829(b) of the Code of Virginia, requires that if certain revenue criteria are met, then an additional deposit to the Fund equal to at least one-half the mandatory deposit must be included in the Governor's budget. The Code further requires that any such additional deposits to the Fund shall be included in the Governor's budget recommendations only if the estimate of General Fund revenues for the fiscal year in which the deposit is to be made is at least 5% greater than the actual General Fund revenues for the immediately preceding fiscal year. These conditions were not met for Fiscal Year 2009. The Constitutional maximum for the Fund remains at $1.4 billion for Fiscal Year 2010. The Fiscal Year 2010 maximum is pending certification by the Auditor of Public Accounts.

Litigation
----------

          The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

Additional Investment Policies
------------------------------

          Except as otherwise noted, the following investment policies apply to all Portfolios of the Funds.

          General. Municipal securities include municipal bonds as well as short-term (i.e., maturing in under one year to as much as three years) municipal notes, demand notes and tax-exempt commercial paper. In the event a Portfolio invests in demand notes, the Adviser will continually monitor the ability of the obligor under such notes to meet its obligations. Typically, municipal bonds are issued to obtain funds used to construct a wide range of public facilities, such as schools, hospitals, housing, mass transportation, airports, highways and bridges. The funds may also be used for general operating expenses, refunding of outstanding obligations and loans to other public institutions and facilities.

          Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from general tax and other unrestricted revenues of the issuer. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal of and interest on the bonds. Certain types of private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax.

          Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal and interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

          Each Portfolio may invest a portion of its assets in municipal securities that pay interest at a coupon rate equal to a base rate plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." Although the specific terms of these municipal securities may differ, the amount of any additional interest payment typically is calculated pursuant to a formula based upon an applicable short-term interest rate index multiplied by a designated factor. The additional interest component of the coupon rate of these municipal securities generally expires before the maturity of the underlying instrument. These municipal securities may also contain provisions that provide for conversion at the option of the issuer to constant interest rates in addition to standard call features.

          A Portfolio may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

          Each Portfolio may also invest in municipal securities, the interest rate on which has been divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a current residual interest rate based on the difference between the total interest paid by the issuer on the municipal securities and the auction rate paid on the Auction Component. A Portfolio may purchase both Auction and Residual Components.

          Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity.

          Each Portfolio may also invest in (i) asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of, for the purposes of a Portfolio's investment, a pool of municipal securities, or (ii) partnership and grantor trust-type derivative securities, whose ownership allows the purchaser to receive principal and interest payments on underlying municipal securities. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon the municipal securities held by the issuer. There are many types of these securities, including securities in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula, for example, the interest rate payable on the security may adjust either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Portfolio to tender the security prior to its stated maturity. A Portfolio will not purchase an asset-backed or derivatives security unless it has opinion of counsel in connection with the purchase that interest earned by the Portfolio from the securities is exempt from, as applicable, Federal and state income taxes.

          Municipal notes in which a Portfolio may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within 1 to 7 days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

          Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper.

          Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

          Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

          There are, of course, variations in the terms of, and the security underlying, municipal securities, both within a particular rating classification and between such classifications, depending on many factors. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the municipal securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while the municipal securities of the same maturity and coupon, but with different ratings, may have the same yield. The Adviser appraises independently the fundamental quality of the securities included in the Portfolios' portfolios.

          Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Under normal circumstances the average weighted maturity of the securities in each Portfolio will range between 10 and 30 years. However, no Portfolio has any restrictions on the maturity of municipal securities in which it may invest. Since the Portfolios' objective is to provide high current income, they will emphasize income rather than stability of net asset values ("NAVs"), and the average maturity of the Portfolios will vary depending on anticipated market conditions. The Portfolios will seek to invest in municipal securities of such maturities that, in the judgment of the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions. The achievement of the Portfolios' respective investment objectives depends in part on the continuing ability of the issuers of municipal securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Commission, although from time to time there have been proposals which would require registration in the future.

          After purchase by a Portfolio, a municipal security may cease to be rated, its rating may be reduced below the minimum required for purchase by such Portfolio or it may default. These events do not require sales of such securities by the Portfolio, but the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

          Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by a Portfolio and the value of the Portfolio would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

Investment in Other Investment Companies
----------------------------------------

          The Portfolios may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Portfolios may invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Derivatives
-----------

          A Portfolio may, but is not required to, use derivatives for risk management purposes or as part of their investment practices. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by a Portfolio are described below. From the four principal types of derivative instruments, virtually any type of derivative transaction can be created. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method by which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset, but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amounts of the two payments. The notional principal amount is used solely to calculate the payment streams but is not exchanged. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Portfolios' investment policies.

     o Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

     o Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

     o Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

     o Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

     o Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

     o Risk of Potential Governmental Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Portfolio from using such instruments as a part of its investment strategy. The U.S. Congress has held hearings and various legislations have been introduced related to the futures markets and swap market participants. In addition, the CFTC and the SEC are considering various regulatory initiatives. It is possible that this legislative and regulatory activity could potentially limit or completely restrict the ability of the Portfolio to use certain derivative instruments. Limits or restrictions applicable to counterparties with whom the Portfolio engages in derivative transactions could also prevent the Portfolio from engaging in these transactions.

     o Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Portfolios.
          -------------------------------------------------------------

          --Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In addition, the Portfolios may write covered straddles. There are no specific limitations on the writing and purchasing of options by the Portfolios.

          A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Funds' custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Funds' custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          In contrast to other types of options, options on the yield "spread" or yield differential between two securities are based on the difference between the yields of designated securities. A Portfolio may also, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          The Portfolios may write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Portfolio does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Portfolio owns or has the right to acquire. In such circumstances, a Portfolio collateralizes its obligation under the option by maintaining in a segregated account with the Funds' custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

          In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

          If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

          A Portfolio may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

          --Options on Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indicies to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings. A call option on a securities index is considered covered if, so long as the Portfolios is obligated as the writer of the call option, the Portfolio holds securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indices upon which the options written by the Portfolio are based. A put option on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put option, the Portfolio maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

          A Portfolio may also purchase put options on securities indices to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

          The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

          --Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates or securities (through index futures or options).

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          The Portfolios have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges and will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolios would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

          --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or the seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation received by a Portfolio is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose the periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

          --Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swaps, swaptions, and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest rate payments that the Portfolio is contractually obligated to receive.

          Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount.

          An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

          Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal.

          Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one nationally recognized statistical rating organization ("NRSRO") or counterparties with guarantors with debt securities having such a rating.

          --Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

General
-------

          The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Portfolios may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

          A Portfolio's ability to dispose of its position in futures contracts, options, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. If, for example, a secondary market did not exist with respect to an option purchased or written by a Portfolio over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio might not be able to sell portfolio securities covering the option until the option expired or it delivered the underlying security or futures contract upon exercise. No assurance can be given that the Portfolios will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Portfolios' ability to engage in options and futures transactions may be limited by tax considerations.

Structured Instruments
----------------------

          Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

          Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

          Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Tender Option Bond Transactions
-------------------------------

          The High Income Portfolio may enter into tender option bond transactions ("TOBs") in which the Portfolio may sell a highly rated municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle (the "SPV", which is generally organized as a trust), sponsored by the broker. The Portfolio receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the SPV in return. The SPV simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the SPV may be terminated or collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the SPV, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio uses the cash received from the transaction for investment purposes, which involves leverage risk.

Insured Bonds
-------------

          A Portfolio may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. These insurers include MBIA Insurance Corporation ("MBIA"); Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc., Financial Security Assurance Inc. ("FSA"), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("FSA Holdings"), a separately capitalized member of the Dexia Group, a group of European financial services companies; ACA Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc.; XL Capital Assurance, Inc. ("XLCA"), a wholly-owned subsidiary of XL Capital Ltd; CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"); Assured Guaranty Corp. (formerly, ACE Guaranty Corp.) ("AGC"); and Berkshire Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc. Most of these insurers have been recently downgraded and it is possible that additional downgrades may occur. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the bonds.

          It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolio may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Adviser currently evaluates the risk and return of such securities through its own research.

When-Issued Securities and Forward Commitments
----------------------------------------------

          Each Portfolio may purchase municipal securities offered on a "when-issued" basis and may purchase or sell municipal securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell municipal securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a municipal security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

          At the time the Portfolio makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. To facilitate these transactions, the Funds' custodian bank will maintain, in a separate account of the Funds, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

          If a Portfolio is fully or almost fully invested with "when-issued" or "forward commitment" transactions, the transactions may result in a form of leveraging. Leveraging the Portfolio in this manner may increase the volatility of the Portfolio's NAV.

Preferred Stock
---------------

          Each Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

          Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate", which is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Portfolios.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Portfolios may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolios' rights. Each Portfolio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolios enter into repurchase agreement transactions.

          Each Portfolio may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolios' ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers.

          The Portfolios may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike, a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. The Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

          These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero Coupon Securities
----------------------

          A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

          A Portfolio may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

          Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

          Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

          Current federal tax law requires that a holder (such as the Portfolios) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolios believe, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet their investment objectives.

Effects of Borrowing and Use of Leverage
----------------------------------------

          The High Income Portfolio may use borrowings for investment purposes subject to the limits imposed by the 1940 Act, which is up to 33?% of the Portfolio's net assets.

          Borrowings by the Portfolio result in leveraging of the Portfolio's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Portfolio's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Portfolio on borrowings and the rates received by the Portfolio from its investment portfolio will provide the Portfolio's shareholders with a potentially higher yield. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls and TOB transactions. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities.

          Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net investment income than if the Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Portfolio to liquidate certain of its investments, thereby reducing the NAV of the Portfolio's shares. During periods of using short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect the Portfolio's net returns. If rising interest rates coincide with a period of rising long-term rates, the value of long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Portfolio's NAV.

U.S. Government Securities
--------------------------

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs
(i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities.

          Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Illiquid Securities
-------------------

          A Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others: (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter options and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each Portfolio's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------

          The mortgage-related securities in which the High Income Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

          Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

          The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

          Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

          The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" ( in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

          In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

          Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

          Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

          Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

          The Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

          "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Derivatives--Forward Commitments and When-Issued and Delayed Delivery Securities" above.

          Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

          As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

          Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

          Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

          Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

          As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

Lending of Portfolio Securities
-------------------------------

          A Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay a Portfolio any income from the securities. A Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to a Portfolio's investment risks.

          A Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Future Developments
-------------------

          A Portfolio may take advantage of other investment practices which are not at present contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

Special Risk Considerations
---------------------------

          The ratings of fixed-income securities by Moody's, S&P and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of such ratings.

          Investments in Lower-Rated and Unrated Instruments. A Portfolio may invest in lower-rated securities substantially, which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

          Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

          Many fixed-income securities, including certain Municipal securities in which a Portfolio may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

          Non-rated municipal securities will also be considered for investment by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

          In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Investment Restrictions
-----------------------

          Unless specified to the contrary, the following restrictions are fundamental policies which may not be changed with respect to any Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any such Portfolio
(1) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less.

          Each of the Portfolios may not:

               (1) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

               (2) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------
(1) For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

               (3) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies;
          (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

               (4) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "Securities Act");

               (5) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

               (6) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments.(2)

----------
(2) This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

          In addition, with respect to the California Portfolio, New York Portfolio, National Portfolio, Arizona Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio and Massachusetts Portfolio, each of these Portfolios is diversified (as that term is defined in the 1940
Act). This means that at least 75% of a Portfolio's assets consists of: (i) cash or cash items; (ii) government securities; (iii) securities of other investment companies; and (iv) securities of any one issuer that represent no more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Portfolio.

          In addition, with respect to the Pennsylvania Portfolio and Virginia Portfolio, each of these Portfolios is non-diversified as that term is described in the 1940 Act. This means these Portfolios are not limited in the proportion of their assets that may be invested in the securities of a single issuer. However, the Portfolios intend to limit their investments so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Portfolios of any liability for federal income tax to the extent their earnings are distributed to shareholders. See "Dividends, Distributions and Taxes." To so qualify, among other requirements, the Portfolios will limit their investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Portfolios' total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of their total assets will be invested in the securities of a single issuer and the Portfolios will not own more than 10% of the outstanding voting securities of a single issuer. The Portfolios' investments in U.S. Government securities are not subject to these limitations.

Non-Fundamental Investment Policy
---------------------------------

          The following is a description of an operating policy that the Portfolios have adopted but that is not fundamental and subject to change without shareholder approval.

          The Portfolios may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolios may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolios may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under investment advisory agreements (the "Advisory Agreements") to provide investment advice and, in general, to conduct the management and investment program of the Funds under the supervision of the Funds' Boards (see "Management of the Funds" in the Prospectus). The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

          The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2009, totaling approximately $498 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          As of September 30, 2009, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.6% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB".

          As of September 30, 2009, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

               AXA and its subsidiaries                63.5%
               Holding                                 34.5
               Unaffiliated holders                     2.0
                                                   -----------
                                                      100.0%
                                                   ===========

          AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.1% economic interest in the Adviser as of September 30, 2009.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Under the Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the portfolios of securities and investments and provides persons satisfactory to the Boards to act as officers and employees of the Funds. Such officers and employees, as well as certain directors or trustees of the Funds, may be employees of the Adviser or its affiliates.

          The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by the Funds including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Funds have, under the Advisory Agreements, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, the Funds may employ their own personnel. For such services, they may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Funds at cost and the payments therefore must be specifically approved by the Funds' Boards. The Funds paid to the Adviser a total of $104,294, $98,331 and $96,231 in respect of such services during the fiscal year of the Fund ended October 31, 2009 for the National, California and New York Portfolios, respectively, and a total of $99,502, $102,731, $94,652, $94,879
$95,439, $101,488, $92,920 and $103,410 in respect of such services during the fiscal year of the Fund II ended September 30, 2009 for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

          Effective September 7, 2004, the Boards approved an amendment to the Advisory Agreements to reduce the contractual advisory fees to .45 of 1% of the first $2.5 billion, .40 of 1% of the next $2.5 billion and .35 of 1% of the excess over $5 billion of each Portfolio's average daily net assets. Effective December 17, 2009, in the case of the High Income Portfolio, the Board approved an amendment to the Advisory Agreements to pay a contractual advisory fee of ..50 of 1.00% of the first $2.5 billon, .45 of 1.00% of the excess over $2.5 billon up to $5 billion and .40 of 1.00% of the excess over $5 billion of the Portfolio's average daily net assets. Such fees are accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total operational expenses, excluding interest expense, do not exceed for the Class A, Class B, Class C and Advisor Class shares, .68%, 1.38%, 1.38% and .38%, respectively, for the National Portfolio; .75%, 1.45%, 1.45% and .45%, respectively, for the California Portfolio; .72%, 1.42%, 1.42% and .42%, respectively, for the New York Portfolio and for the Class A, Class B and Class C shares; .78%, 1.48% and 1.48%, respectively, for the Arizona Portfolio; .82%, 1.52% and 1.52%, respectively, for the Massachusetts Portfolio; 1.01%, 1.71% and 1.71%, respectively, for the Michigan Portfolio; .90%, 1.60% and 1.60%, respectively, for the Minnesota Portfolio; .87%, 1.57% and 1.57%, respectively, for the New Jersey Portfolio; .85%, 1.55% and 1.55%, respectively, for the Ohio Portfolio; ..95%, 1.65% and 1.65%, respectively, for the Pennsylvania Portfolio; and .72%, 1.42% and 1.42%, respectively, for the Virginia Portfolio. Effective January 1, 2009, the Adviser has contractually agreed for the fiscal period to waive its fee and bear certain expenses so that total operational expenses do not exceed for the Class A, Class B, Class C, and Advisor Class Shares .75%, 1.45%, 1.45%, and .45%, respectively, for the National Portfolio, the California Portfolio and the New York Portfolio. These contractual agreements automatically extend each year unless the Adviser provides notice 60 days prior to the Portfolio's fiscal year end. With respect to High Income Portfolio, the Adviser has contractually agreed to waive its fee and bear certain expenses for the period January 26, 2010 through October 31, 2011 so that total operational expenses do not exceed for the Class A, Class C and Adviser Class shares .80%, 1.50% and 1.50%, respectively. Also with respect to High Income Portfolio, fees waived and expenses borne by the Adviser are subject to reimbursement until January 26, 2013. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the net fee percentages reflected in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2011.

          For the fiscal year ended October 31, 2007, advisory fees paid to the Adviser with respect to the National, New York and California Portfolios amounted to $2,000,914, $2,140,767 and $3,499,807, respectively. Of such amounts, $1,065,173, $1,519,404 and $611,823, respectively, were waived by the Adviser. For the fiscal year ended September 30, 2007, advisory fees paid to the Adviser with respect to the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $946,359, $627,595, $579,801, $424,487, $707,165, $754,954, $663,997, and $807,340,
respectively. Of such amounts, $376,473, $332,360, $27,848, $154,733, $254,450,
$262,870, $122,171 and $338,268, respectively, were waived by the Adviser.

          For the fiscal year ended October 31, 2008, advisory fees paid to the Adviser with respect to the National, New York and California Portfolios amounted to $2,243,000, $2,172,556 and $3,306,951, respectively. Of such amounts, $1,143,603, $1,466,127 and $597,677, respectively, were waived by the Adviser. For the fiscal year ended September 30, 2008, advisory fees paid to the Adviser with respect to the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $956,424, $657,528, $534,659, $438,818, $733,013, $732,178, $644,818, and $841,105,
respectively. Of such amounts, $328,509, $279,719, $59,300, $194,069, $206,318,
$248,529, $119,248 and $450,885, respectively, were waived by the Adviser.

          For the fiscal year ended October 31, 2009, advisory fees paid to the Adviser with respect to the National, New York and California Portfolios amounted to $2,722,225, $2,269,274 and $3,237,667, respectively. Of such amounts, $918,883, $785,776 and $742,279, respectively, were waived by the Adviser. For the fiscal year ended September 30, 2009, advisory fees paid to the Adviser with respect to the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios amounted to $921,304, $819,884, $499,124, $454,234, $712,884, $686,720, $595,046, and $889,243,
respectively. Of such amounts, $314,066, $246,920, $72,146, $175,919, $188,416,
$221,757, $108,461 and $448,386, respectively, were waived by the Adviser.

          The Advisory Agreements became effective on July 22, 1992, May 12, 1993 and January 26, 2010 for the Fund, Fund II and High Income Portfolio, respectively. The Advisory Agreements continue in effect with respect to each Portfolio provided that such continuance is approved at least annually by a majority vote of the holders of the outstanding voting securities of such Portfolio or by a majority vote of the Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party as defined by the 1940 Act. Most recently, the Boards approved the continuance of the Advisory Agreements for each Portfolio for another annual term at their meetings held on September 23, 2009.

          The Advisory Agreements are terminable with respect to a Portfolio without penalty by a vote of a majority of the Portfolio's outstanding voting securities or by a vote of a majority of the Funds' Directors or Trustees on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreements provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., The AllianceBernstein Pooling Portfolios, The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., Inc., Alliance California Municipal Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Portfolios' Portfolio Managers
---------------------------------------------------------------

          The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The investment professionals(3) with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R.
B. (Guy) Davidson III, Wayne Godlin(4) and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the Funds - Portfolio Managers" in the Funds' Prospectus.

----------
(3) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

(4) Assumes that Mr. Godlin had been employed with the Adviser as of the Funds' fiscal year ends.

          Except as set forth below, the aforementioned individuals did not own shares in the Portfolios' securities as of October 31, 2009 and September 30, 2009.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(5)
                ------------------------------------------------

                Michael G. Brooks                       None
                Fred S. Cohen                           None
                R. B. (Guy) Davidson, III               None
                Wayne Godlin                            None
                Terrance T. Hults                 $10,001-$50,000

----------
(5) The ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND II
                ------------------------------------------------

                Michael G. Brooks                           None
                Fred S. Cohen                               None
                R. B. (Guy) Davidson, III                   None
                Wayne Godlin                                None
                Terrance T. Hults                           None

          As of October 31, 2009 and September 30, 2009, employees of the Adviser had approximately $738,172,244 and $742,867,657 respectively invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies (other than the Portfolio), other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2009 with regard to the National, California and New York Portfolios, and as of September 30, 2009 with regard to the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios.

- California Portfolio

--------------------------------------------------------------------------------
            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            22        $13,225,000,000     None            None
--------------------------------------------------------------------------------
Fred S. Cohen             22        $13,225,000,000     None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  22        $13,225,000,000     None            None
--------------------------------------------------------------------------------
Wayne Godlin              22        $13,225,000,000     None            None
--------------------------------------------------------------------------------
Terrance T. Hults         22        $13,225,000,000     None            None
--------------------------------------------------------------------------------

- National Portfolio

--------------------------------------------------------------------------------
            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            22        $12,783,000,000     None            None
--------------------------------------------------------------------------------
Fred S. Cohen             22        $12,783,000,000     None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  22        $12,783,000,000     None            None
--------------------------------------------------------------------------------
Wayne Godlin              22        $12,783,000,000     None            None
--------------------------------------------------------------------------------
Terrance T. Hults         22        $12,783,000,000     None            None
--------------------------------------------------------------------------------

- New York Portfolio

--------------------------------------------------------------------------------
            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            22        $13,306,000,000     None            None
--------------------------------------------------------------------------------
Fred S. Cohen             22        $13,306,000,000     None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  22        $13,306,000,000     None            None
--------------------------------------------------------------------------------
Wayne Godlin              22        $13,306,000,000     None            None
--------------------------------------------------------------------------------
Terrance T. Hults         22        $13,306,000,000     None            None
--------------------------------------------------------------------------------

- All Portfolios of Fund

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks             1,747    $13,200,000,000     2           $118,000,000
--------------------------------------------------------------------------------
Fred S. Cohen              1,747    $13,200,000,000     2           $118,000,000
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III   1,747    $13,200,000,000     2           $118,000,000
--------------------------------------------------------------------------------
Wayne Godlin               1,747    $13,200,000,000     2           $118,000,000
--------------------------------------------------------------------------------
Terrance T. Hults          1,747    $13,200,000,000     2           $118,000,000
--------------------------------------------------------------------------------

- All Portfolios of Fund

--------------------------------------------------------------------------------
                               OTHER ACCOUNTS(6)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total                        Other          Other
                        Number of                    Accounts       Accounts
                        Other       Total Assets of  Managed with   with
                        Accounts    Other Accounts   Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            1,747     $13,200,000,000     2           $118,000,000
--------------------------------------------------------------------------------
Fred S. Cohen             1,747     $13,200,000,000     2           $118,000,000
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  1,747     $13,200,000,000     2           $118,000,000
--------------------------------------------------------------------------------
Wayne Godlin              1,747     $13,200,000,000     2           $118,000,000
--------------------------------------------------------------------------------
Terrance T. Hults         1,747     $13,200,000,000     2           $118,000,000
--------------------------------------------------------------------------------

----------
(6) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.

- Arizona Portfolio

--------------------------------------------------------------------------------
            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            22        $13,172,000,000     None            None
--------------------------------------------------------------------------------
Fred S. Cohen             22        $13,172,000,000     None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  22        $13,172,000,000     None            None
--------------------------------------------------------------------------------
Wayne Godlin              22        $13,172,000,000     None            None
--------------------------------------------------------------------------------
Terrance T. Hults         22        $13,172,000,000     None            None
--------------------------------------------------------------------------------

- Massachusetts Portfolio

--------------------------------------------------------------------------------
            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            22        $13,175,000,000     None            None
--------------------------------------------------------------------------------
Fred S. Cohen             22        $13,175,000,000     None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  22        $13,175,000,000     None            None
--------------------------------------------------------------------------------
Wayne Godlin              22        $13,175,000,000     None            None
--------------------------------------------------------------------------------
Terrance T. Hults         22        $13,175,000,000     None            None
--------------------------------------------------------------------------------

- Michigan Portfolio

--------------------------------------------------------------------------------
            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            22        $13,272,000,000     None            None
--------------------------------------------------------------------------------
Fred S. Cohen             22        $13,272,000,000     None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  22        $13,272,000,000     None            None
--------------------------------------------------------------------------------
Wayne Godlin              22        $13,272,000,000     None            None
--------------------------------------------------------------------------------
Terrance T. Hults         22        $13,272,000,000     None            None
--------------------------------------------------------------------------------

- Minnesota Portfolio

--------------------------------------------------------------------------------
            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            22        $13,272,000,000     None            None
--------------------------------------------------------------------------------
Fred S. Cohen             22        $13,272,000,000     None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  22        $13,272,000,000     None            None
--------------------------------------------------------------------------------
Wayne Godlin              22        $13,272,000,000     None            None
--------------------------------------------------------------------------------
Terrance T. Hults         22        $13,272,000,000     None            None
--------------------------------------------------------------------------------

- New Jersey Portfolio

--------------------------------------------------------------------------------
            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            22        $13,213,000,000     None            None
--------------------------------------------------------------------------------
Fred S. Cohen             22        $13,213,000,000     None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  22        $13,213,000,000     None            None
--------------------------------------------------------------------------------
Wayne Godlin              22        $13,213,000,000     None            None
--------------------------------------------------------------------------------
Terrance T. Hults         22        $13,213,000,000     None            None
--------------------------------------------------------------------------------

- Ohio Portfolio

--------------------------------------------------------------------------------
            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            22        $3,226,000,000      None            None
--------------------------------------------------------------------------------
Fred S. Cohen             22        $3,226,000,000      None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  22        $3,226,000,000      None            None
--------------------------------------------------------------------------------
Wayne Godlin              22        $3,226,000,000      None            None
--------------------------------------------------------------------------------
Terrance T. Hults         22        $3,226,000,000      None            None
--------------------------------------------------------------------------------

- Pennsylvania Portfolio

--------------------------------------------------------------------------------
            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            22        $13,248,000,000     None            None
--------------------------------------------------------------------------------
Fred S. Cohen             22        $13,248,000,000     None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  22        $13,248,000,000     None            None
--------------------------------------------------------------------------------
Wayne Godlin              22        $13,248,000,000     None            None
--------------------------------------------------------------------------------
Terrance T. Hults         22        $13,248,000,000     None            None
--------------------------------------------------------------------------------

- Virginia Portfolio

--------------------------------------------------------------------------------
            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                        Total       Total            Registered     Registered
                        Number of   Assets of        Investment     Investment
                        Registered  Registered       Companies      Companies
                        Investment  Investment       Managed with   Managed with
                        Companies   Companies        Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            22        $13,153,000,000     None            None
--------------------------------------------------------------------------------
Fred S. Cohen             22        $13,153,000,000     None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  22        $13,153,000,000     None            None
--------------------------------------------------------------------------------
Wayne Godlin              22        $13,153,000,000     None            None
--------------------------------------------------------------------------------
Terrance T. Hults         22        $13,153,000,000     None            None
--------------------------------------------------------------------------------

- All Portfolios of Fund II

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                    Total
                        Total                        Number of      Assets of
                        Number of                    Pooled         Pooled
                        Other       Total Assets of  Investment     Investment
                        Pooled      Other Pooled     Vehicles       Vehicles
                        Investment  Investment       Managed with   Managed with
                        Vehicles    Vehicles         Performance-   Performance-
Portfolio Manager       Managed     Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks            None           None           None            None
--------------------------------------------------------------------------------
Fred S. Cohen             None           None           None            None
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III  None           None           None            None
--------------------------------------------------------------------------------
Wayne Godlin              None           None           None            None
--------------------------------------------------------------------------------
Terrance T. Hults         None           None           None            None
--------------------------------------------------------------------------------

- All Portfolios of Fund II

--------------------------------------------------------------------------------
                               OTHER ACCOUNTS(7)
--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                         Total                       Other          Other
                         Number of                   Accounts       Accounts
                         Other      Total Assets of  Managed with   with
                         Accounts   Other Accounts   Performance-   Performance-
Portfolio Manager        Managed    Managed          based Fees     based Fees
--------------------------------------------------------------------------------

Michael Brooks             1,735    $13,345,000,000     2           $119,000,000
--------------------------------------------------------------------------------
Fred S. Cohen              1,735    $13,345,000,000     2           $119,000,000
--------------------------------------------------------------------------------
R. B. (Guy) Davidson III   1,735    $13,345,000,000     2           $119,000,000
--------------------------------------------------------------------------------
Wayne Godlin               1,735    $13,345,000,000     2           $119,000,000
--------------------------------------------------------------------------------
Terrance T. Hults          1,735    $13,345,000,000     2           $119,000,000
--------------------------------------------------------------------------------

----------
(7) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of nine model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to the client's tax considerations, cash flows due to the frequency and amount of investments, and/or client-imposed investment restrictions regarding particular types of industries.

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Adviser expects that all deferred awards will be in the form of the Adviser's publicly traded equity securities.(8)

----------
(8) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

          (v) Compensation under the Adviser's Special Option Program: Under this program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

Directors and Officers
----------------------

Board of Directors Information
------------------------------

          The business and affairs of each Fund are managed under the direction of the Boards, which are comprised of the same Directors/Trustees ("Directors"). Certain information concerning the Funds' Directors is set forth below.

                                                                       OTHER
                                                       PORTFOLIOS IN   DIRECTOR-
                             PRINCIPAL                 FUND COMPLEX    SHIPS
NAME, ADDRESS* AND AGE       OCCUPATION(S)             OVERSEEN        HELD BY
(YEAR ELECTED**)             DURING PAST 5 YEARS       BY DIRECTOR     DIRECTOR
----------------             -------------------       -------------   --------
DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr., #,+   Investment Adviser and          90        None
77                           an Independent
(1998)                       Consultant. Previously,
                             he was Senior Manager
                             of Barrett Associates,
                             Inc., a registered
                             investment adviser,
                             with which he had been
                             associated since prior
                             to 2005.  He was
                             formerly Deputy
                             Comptroller and Chief
                             Investment Officer of
                             the State of New York
                             and, prior thereto,
                             Chief Investment
                             Officer of the New York
                             Bank for Savings.

John H. Dobkin, #            Consultant.  Formerly,          88        None
67                           President of Save
(1998)                       Venice, Inc.
                             (preservation
                             organization) from
                             2001-2002, Senior
                             Advisor from June
                             1999-June 2000 and
                             President of Historic
                             Hudson Valley (historic
                             preservation) from
                             December 1989-May 1999.
                             Previously, Director of
                             the National Academy of
                             Design.

Michael J. Downey, #         Private Investor since          88        Asia Pacific
66                           January 2004.                             Fund, Inc. and
(2005)                       Formerly, Managing                        The Merger Fund
                             Partner of Lexington
                             Capital, LLC (investment
                             advisory firm) from
                             December 1997 until
                             December 2003. From 1987
                             until 1993, Chairman and
                             CEO of Prudential Mutual
                             Fund Management.

D. James Guzy, #             Chairman of the Board           88        Cirrus Logic
73                           of PLX Technology                         Corporation
(2005)                       (semi-conductors) and                     (semi-conductors)
                             of SRC Computers Inc.,
                             with which he has been
                             associated since prior
                             to 2005. He was
                             formerly a Director of
                             the Intel Corporation
                             (Semi-conductors) until
                             May 2008.

Nancy P. Jacklin, #          Professorial Lecturer           88        None
61                           at the Johns Hopkins
(2006)                       School of Advanced
                             International Studies in
                             the 2009-2010 academic
                             year. Formerly, U.S.
                             Executive Director of
                             the International
                             Monetary Fund (December
                             2002-May 2006); Partner,
                             Clifford Chance
                             (1992-2002); Sector
                             Counsel, International
                             Banking and Finance, and
                             Associate General
                             Counsel, Citicorp
                             (1985-1992); Assistant
                             General Counsel
                             (International), Federal
                             Reserve Board of
                             Governors (1982-1985);
                             and Attorney Advisor,
                             U.S. Department of the
                             Treasury (1973-1982).
                             Member of the Bar of the
                             District of Columbia and
                             of New York; and member
                             of the Council on
                             Foreign Relations.

Garry L. Moody,              Formerly, Partner,              87        None
57                           Deloitte & Touche LLP,
(2008)                       Vice-Chairman, and the
                             U.S. and Global
                             Managing Partner,
                             Investment Management
                             Services Group
                             1995-2008.

Marshall C. Turner, Jr., #   Interim CEO of MEMC             88        Xilinx, Inc.
68                           Electronic Materials,                     (programmable
(2005)                       Inc. (semi-conductor                      logic
                             and solar cell                            semi-conductors)
                             substrates) from                          and MEMC
                             November 2008 until                       Electronic
                             March 2, 2009. He was                     Materials, Inc.
                             Chairman and CEO of
                             Dupont Photomasks, Inc.
                             (components of
                             semi-conductor
                             manufacturing),
                             2003-2005, and President
                             and CEO, 2005-2006,
                             after the company was
                             renamed Toppan
                             Photomasks, Inc.

Earl D. Weiner, #            Of Counsel, and Partner         88        None
70                           prior to January 2007,
(2007)                       of the law firm
                             Sullivan & Cromwell LLP
                             and member of ABA
                             Federal Regulation of
                             Securities Committee
                             Task Force on Fund
                             Director's Guidebook.


----------
*    The address for each of the Funds' Directors is c/o AllianceBernstein L.P.,
     Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**   There is no stated term of office for the Funds' Directors.
+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          Each Fund's Board has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Boards in their oversight of the Funds' financial reporting process. The Audit Committee met two each during the Funds' most recently completed fiscal years.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee met four times each during the Funds' most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a Portfolio of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, the candidate's ability to qualify as a disinterested Director or Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Funds made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Funds' NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during either of the Funds' most recently completed fiscal years.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal year and six times during the Fund II's most recently completed fiscal year.

          The dollar range of each Fund's securities owned by each Director and the aggregate dollar range of securities in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                     ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                             DOLLAR RANGE           SECURITIES IN THE
                             OF EQUITY SECURITIES   ALLIANCEBERNSTEIN
                             IN THE FUND AS OF      FUND COMPLEX AS OF
                             DECEMBER 31, 2009      DECEMBER 31, 2009
                             -----------------      -----------------

John H. Dobkin               None                   Over $100,000
Michael J. Downey            None                   Over $100,000
William H. Foulk, Jr.        $1 - $10,000           Over $100,000
D. James Guzy                None                   Over $100,000
Nancy P. Jacklin             $10,001-$50,000        Over $100,000
Garry L. Moody               None                   Over $100,000
Marshall C. Turner, Jr.      $10,001-$50,000        Over $100,000
Earl D. Weiner               None                   Over $100,000

                       ALLIANCEBERNSTEIN MUNICIPAL FUND II

                                                    AGGREGATE DOLLAR
                                                    RANGE OF EQUITY
                             DOLLAR RANGE           SECURITIES IN THE
                             OF EQUITY SECURITIES   ALLIANCEBERNSTEIN
                             IN THE FUND AS OF      FUND COMPLEX AS OF
                             DECEMBER 31, 2009      DECEMBER 31, 2009
                             -----------------      -----------------

John H. Dobkin               None                   Over $100,000
Michael J. Downey            None                   Over $100,000
William H. Foulk, Jr.        None                   Over $100,000
D. James Guzy                None                   Over $100,000
Nancy P. Jacklin             None                   Over $100,000
Garry L. Moody               None                   Over $100,000
Marshall C. Turner, Jr.      None                   Over $100,000
Earl D. Weiner               None                   Over $100,000

Officer Information
-------------------

          Certain information concerning each Fund's officers is set forth below.

NAME, ADDRESS*        POSITION(S)             PRINCIPAL OCCUPATION
AND AGE               HELD WITH FUND          DURING PAST 5 YEARS
-------------------   ---------------------   ----------------------------------

Robert M. Keith,      President and Chief     Executive Vice President of the
48                    Executive Officer       Adviser** since July 2008;
                                              Director of AllianceBernstein
                                              Investments, Inc. ("ABI")** and
                                              the head of ABI since July 2008.
                                              Prior to joining ABI in 2006,
                                              Executive Managing Director of
                                              Bernstein Global Wealth
                                              Management, and prior thereto,
                                              Senior Managing Director and
                                              Global Head of Client Service and
                                              Sales of the Adviser's
                                              institutional investment
                                              management business since 2004.
                                              Prior thereto, he was a Managing
                                              Director and Head of North America
                                              Client Service and Sales in the
                                              Adviser's institutional investment
                                              management business, with which he
                                              had been associated since prior to
                                              2005.

Philip L. Kirstein,   Senior Vice President   Senior Vice President and
64                    and Independent         Independent Compliance Officer of
                      Compliance Officer      the AllianceBernstein Funds, with
                                              which he has been associated since
                                              October 2004. Prior thereto, he
                                              was Of Counsel to Kirkpatrick &
                                              Lockhart, LLP from October 2003 to
                                              October 2004, and General Counsel
                                              of Merrill Lynch Investment
                                              Managers, L.P. since prior to
                                              2005.

Douglas J. Peebles,   Senior Vice President   Executive Vice President of the
44                                            Adviser,** with which he has been
                                              associated since prior to 2005,
                                              Chief Investment Officer and
                                              Co-Head of Fixed Income.

Robert B. (Guy)       Senior Vice President   Senior Vice President of the
Davidson III,                                 Adviser,** with which 48 he has
                                              been associated since prior to
                                              2005.

Michael G. Brooks,    Vice President          Senior Vice President of the
61                                            Adviser,** with which he has been
                                              associated since prior to 2005.

Wayne Godlin,         Vice President          Senior Vice President of the
49                                            Adviser,** with which he has been
                                              associated since December 2009.
                                              Prior thereto, he was an
                                              investment manager and a Managing
                                              Director of Van Kampen Asset
                                              Management with which he had been
                                              associated since prior to 2005.

Fred S. Cohen,        Vice President          Senior Vice President of the
51                                            Adviser,** with which he has been
                                              associated since prior to 2005.

Terrance T. Hults,    Vice President          Senior Vice President of the
43                                            Adviser,** with which he has been
                                              associated since prior to 2005.

Emilie D. Wrapp,      Secretary               Senior Vice President, Assistant
54                                            General Counsel and Assistant
                                              Secretary of ABI,** with which she
                                              has been associated since prior to
                                              2005.

Joseph J. Mantineo,   Treasurer and Chief     Senior Vice President of ABIS,**
50                    Financial Officer       with which he has been associated
                                              since prior to 2005.

Phyllis J. Clarke,    Controller              Vice President of the ABIS,**
58                                            with which she has been associated
                                              since prior to 2005.

----------
* The address for each of the Funds' officers is 1345 Avenue of the Americas, New York, NY 10105.
**   The Adviser, ABI and ABIS are affiliates of the Funds.

          The Funds do not pay any fees, or to reimburse expenses of, their Directors who are considered "interested persons" of a Portfolio. The aggregate compensation paid by the Funds to each of the Directors during their fiscal years ended October 31, 2009 and September 30, 2009, the aggregate compensation paid to each of the Directors during calendar year 2009 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the registered investment company nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                     ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND

                                                              Total Number of       Total Number of
                                                              Investment            Investment
                                          Total               Companies in the      Portfolios within the
                                          Compensation        AllianceBernstein     AllianceBernstein
                                          From the            Fund Complex,         Fund Complex
                                          AllianceBernstein   Including the Fund,   Including the Fund,
                          Aggregate       Fund Complex,       as to which           as to which
Name of Director          Compensation    Including           the Director is a     the Director is a
of the Fund               From the Fund   the Fund            Director or Trustee   Director or Trustee
----------------          -------------   -----------------   -------------------   ---------------------

John H. Dobkin            $5,962          $242,200                   32                   88
Michael J. Downey         $5,962          $241,000                   32                   88
William H. Foulk, Jr.     $10,841         $484,400                   34                   90
D. James Guzy             $5,962          $241,000                   32                   88
Nancy P. Jacklin          $5,962          $242,200                   32                   88
Garry L. Moody            $6,832          $270,200                   31                   87
Marshall C. Turner, Jr.   $5,962          $242,200                   32                   88
Earl D. Weiner            $6,418          $260,200                   32                   88


          As of January 4, 2010, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                   ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

                                                                 Total Number of       Total Number of
                                                                 Investment            Investment
                                                                 Companies in the      Portfolios within the
                                             Total               AllianceBernstein     AllianceBernstein
                                             Compensation        Fund Complex,         Fund Complex
                                             From the            Including the         Including the
                                             AllianceBernstein   Fund II,              Fund II,
                          Aggregate          Fund Complex,       as to which           as to which
Name of Director          Compensation       Including           the Director is a     the Director is a
of the Fund II            From the Fund II   the Fund II         Director or Trustee   Director or Trustee
----------------          ----------------   -----------------   -------------------   ---------------------

John H. Dobkin            $4,934             $242,200                   32                   88
Michael J. Downey         $4,934             $241,000                   32                   88
William H. Foulk, Jr.     $9,408             $484,400                   34                   90
D. James Guzy             $4,934             $241,000                   32                   88
Nancy P. Jacklin          $4,934             $242,200                   32                   88
Garry L. Moody            $5,664             $270,200                   31                   87
Marshall C. Turner, Jr.   $4,934             $242,200                   32                   88
Earl D. Weiner            $5,316             $260,200                   32                   88


          As of January 4, 2010, the Trustees and officers of the Fund II as a group owned less than 1% of the shares of the Fund II.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreements
--------------------------------

          Each Fund has entered into a Distribution Services Agreement ("Agreement") with ABI, the Funds' principal underwriter, to permit ABI to distribute the Funds' shares and to permit the Funds to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B, Class C and Advisor Class shares in accordance with a plan of distribution which is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (each a "Rule 12b-1 Plan").

          During the Fund's fiscal year ended October 31, 2009, the National, New York and California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,441,480, $1,207,803,and $1,772,394, respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period. The Adviser made payments from its own resources as described above aggregating $369,242, $549,785, and $444,196 for the National, New York and California Portfolios, respectively. During the Fund II's fiscal year ended September 30, 2009, the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $489,040, $402,755, $206,996, $247,481, $349,273, $308,472 $288,703 and $451,041
respectively, which constituted approximately .30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period. The Adviser made payments from its own resources as described below aggregating $230,357, $351,030, $231,215, $303,047, $384,982, $272,462, $256,897 and
$380,382 or the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.

          During the Fund's fiscal year ended October 31, 2009, the National, New York and California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $165,543, $413,511 and $124,638, respectively, which constituted approximately 1.00% of the aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $1,159,401, $0, and $0 for the National, New York and California Portfolios, respectively. For the National, New York and California Portfolios, $0, $313,720 and $78,491, respectively, were used to offset the distribution services fees paid in prior years. During the Fund II's fiscal year ended September 30, 2009, the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $107,494, $98,555, $79,326, $20,251,
$100,783, $119,128 $87,568 and $81,984, respectively, which constituted approximately 1.00% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described below aggregating $0, $0, $0, $0, $0, $0, $0 and $0 for the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively. For the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, $73,327, $53,421, $47,404, $19,891, $69,514, $79,514, $55,852 and
$42,228, respectively, were used to offset the distribution services fees paid in prior years.

          During the Fund's fiscal year ended October 31, 2009, the National, New York and California Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $900,698, $548,671 and $1,121,657, respectively, which constituted approximately 1.00% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period. The Adviser made payments from its own resources as described above aggregating $243,587, $112,966 and $137,038 for the National, New York and California Portfolios, respectively. During the Fund II's fiscal year ended September 30, 2009, the Arizona, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $309,717, $380,893, $339,851, $164,222,
$319,160, $378,677, $272,415 and $390,642, respectively, which constituted approximately 1.00%, of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period. The Adviser made payments from its own resources as described below aggregating $93,121, $76,503, $112,817, $65,025, $51,980, $98,180, $65,923 and $140,314 for the Arizona, Massachusetts,
Michigan, Minnesota, New Jersey, Ohio, Pennsylvania and Virginia Portfolios, respectively.


          Expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A, Class B, and Class C shares, respectively, were as follows for the periods indicated:

National Portfolio
------------------

                              Class A Shares      Class B Shares      Class C Shares
                              (For the Fiscal     (For the Fiscal     (For the Fiscal
                              year ended          year ended          year ended
Category of Expense           October 31, 2009)   October 31, 2009)   October 31, 2009)
-------------------           -----------------   -----------------   -----------------

Advertising/Marketing         $      220          $        0          $       49

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $    2,323          $       67          $      321

Compensation to
Underwriters                  $1,362,688          $1,318,373          $1,038,100

Compensation to
Dealers                       $  174,880          $    2,616          $   37,605

Compensation to Sales
Personnel                     $   67,710          $      688          $   24,484

Interest, Carrying or
Other Financing
Charges                       $        0          $        0          $        0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $  202,901          $    3,200          $   43,827

Totals                        $1,810,722          $1,324,944          $1,144,286


New York Portfolio
------------------

                              Class A Shares      Class B Shares      Class C Shares
                              (For the Fiscal     (For the Fiscal     (For the Fiscal
                              year ended          year ended          year ended
Category of Expense           October 31, 2009)   October 31, 2009)   October 31, 2009)
-------------------           -----------------   -----------------   -----------------

Advertising/Marketing         $      196          $        1          $       43

Printing and Mailing
of Prospectuses and
Semi-Annual and Annual
Reports to Other than
Current Shareholders          $        0          $      214          $       68

Compensation to
Underwriters                  $  170,636          $    2,815          $   21,086

Compensation to Dealers       $1,298,543          $  100,619          $  579,275

Compensation to Sales
Personnel                     $   52,582          $      829          $   21,105

Interest, Carrying or
Other Financing Charges       $        0          $        0          $        0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $  214,913          $    3,882          $   25,452

Totals                        $1,736,870          $  108,360          $  647,029


California Portfolio
--------------------

                              Class A Shares      Class B Shares      Class C Shares
                              (For the Fiscal     (For the Fiscal     (For the Fiscal
                              year ended          year ended          year ended
Category of Expense           October 31, 2009)   October 31, 2009)   October 31, 2009)
-------------------           -----------------   -----------------   -----------------

Advertising/Marketing         $      205          $        0          $       82

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $        0          $       40          $      426

Compensation to
Underwriters                  $  227,343          $    3,852          $   48,740

Compensation to
Dealers                       $1,732,449          $   49,800          $1,167,761

Compensation to Sales
Personnel                     $    8,044          $      686          $    5,626

Interest, Carrying or
Other Financing
Charges                       $        0          $        0          $        0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $  293,626          $    5,221          $   47,164

Totals                        $2,261,667          $   59,599          $1,269,799


Arizona Portfolio
-----------------


                              Class A Shares        Class B Shares        Class C Shares
                              (For the Fiscal       (For the Fiscal       (For the Fiscal
                              year ended            year ended            year ended
Category of Expense           September 30, 2009)   September 30, 2009)   September 30, 2009)
-------------------           -----------------     -----------------     ------------------
Advertising/Marketing         $      112            $        0            $       43

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $        0            $       51            $        0

Compensation to
Underwriters                  $   97,802            $    1,453            $   37,229

Compensation to
Dealers                       $  486,563            $   30,695            $  313,453

Compensation to
Sales Personnel               $   12,401            $        0            $    5,074

Interest, Carrying
or Other Financing
Charges                       $        0            $        0            $        0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $  122,519            $    1,968            $   47,029

Totals                        $  719,397            $   34,167            $  402,838


Massachusetts
Portfolio
---------


                              Class A Shares        Class B Shares        Class C Shares
                              (For the Fiscal       (For the Fiscal       (For the Fiscal
                              year ended            year ended            year ended
Category of Expense           September 30, 2009)   September 30, 2009)   September 30, 2009)
-------------------           -----------------     -----------------     ------------------
Advertising/Marketin          $      133            $        1            $$       29

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $        0            $       40            $$        3

Compensation to
Underwriters                  $  113,642            $    1,487            $$   16,692

Compensation to
Dealers                       $  463,245            $   40,970            $$  406,933

Compensation to
Sales Personnel               $   34,283            $      745            $$   12,862

Interest, Carrying
or Other Financing
Charges                       $        0            $        0            $$        0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $  142,482            $    1,891            $$   20,877

Totals                        $  753,785            $   45,134            $$  457,396


Michigan Portfolio
------------------


                              Class A Shares        Class B Shares        Class C Shares
                              (For the Fiscal       (For the Fiscal       (For the Fiscal
                              year ended            year ended            year ended
Category of Expense           September 30, 2009)   September 30, 2009)   September 30, 2009)
-------------------           -----------------     -----------------     ------------------
Advertising/Marketing         $       99            $        1            $       44

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $        0            $       14            $        0

Compensation to
Underwriters                  $   79,925            $    2,560            $   34,768

Compensation to
Dealers                       $  250,930            $   25,817            $  371,311

Compensation to
Sales Personnel               $    5,695            $      139            $    4,116

Interest, Carrying
or Other Financing
Charges                       $        0            $        0            $        0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $  101,562            $    3,392            $   42,430

Totals                        $  438,211            $   31,923            $  452,669


Minnesota Portfolio
-------------------


                              Class A Shares        Class B Shares        Class C Shares
                              (For the Fiscal       (For the Fiscal       (For the Fiscal
                              year ended            year ended            year ended
Category of Expense           September 30, 2009)   September 30, 2009)   September 30, 2009)
-------------------           -----------------     -----------------     ------------------
Advertising/Marketing         $      121            $        0            $       22

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $        0            $       15            $        0

Compensation to
Underwriters                  $   94,024            $      169            $   21,049

Compensation to
Dealers                       $  321,263            $        0            $  179,294

Compensation to
Sales Personnel               $   17,275            $        0            $    2,394

Interest, Carrying
or Other Financing
Charges                       $        0            $        0            $        0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel
conducting seminars)          $  117,845            $      211            $   26,488

Totals                        $  550,528            $      395            $  229,247


New Jersey Portfolio
--------------------


                              Class A Shares        Class B Shares        Class C Shares
                              (For the Fiscal       (For the Fiscal       (For the Fiscal
                              year ended            year ended            year ended
Category of Expense           September 30, 2009)   September 30, 2009)   September 30, 2009)
-------------------           -----------------     -----------------     ------------------
Advertising/Marketing         $      125            $        0            $       31

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $        0            $       40            $       20

Compensation to
Underwriters                  $  110,682            $    1,564            $   14,787

Compensation to
Dealers                       $  468,327            $   27,340            $  334,233

Compensation to
Sales Personnel               $   15,684            $      238            $    4,022

Interest, Carrying
or Other Financing
Charges                       $        0            $        0            $        0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel
conducting seminars)          $  139,437            $    2,087            $   18,047

Totals                        $  734,255            $   31,269            $  371,140


Ohio Portfolio
--------------


                              Class A Shares        Class B Shares        Class C Shares
                              (For the Fiscal       (For the Fiscal       (For the Fiscal
                              year ended            year ended            year ended
Category of Expense           September 30, 2009)   September 30, 2009)   September 30, 2009)
-------------------           -----------------     -----------------     ------------------
Advertising/Marketing         $      106            $        0            $       47

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $        0            $       30            $        0

Compensation to
Underwriters                  $   91,788            $    3,418            $   30,600

Compensation to
Dealers                       $  365,136            $   31,642            $  404,133

Compensation to
Sales Personnel               $    8,444            $        0            $    3,951

Interest, Carrying
or Other Financing
Charges                       $        0            $        0            $        0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $  115,460            $    4,524            $   38,126

Totals                        $  580,934            $   39,614            $  476,857


Pennsylvania Portfolio
----------------------


                              Class A Shares        Class B Shares        Class C Shares
                              (For the Fiscal       (For the Fiscal       (For the Fiscal
                              year ended            year ended            year ended
Category of Expense           September 30, 2009)   September 30, 2009)   September 30, 2009)
-------------------           -----------------     -----------------     ------------------
Advertising/Marketing         $      106            $        0            $       46

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $        0            $        0            $        0

Compensation to
Underwriters                  $   94,967            $    2,734            $   23,999

Compensation to
Dealers                       $  325,515            $   25,074            $  282,017

Compensation to
Sales Personnel               $    5,922            $      266            $    2,006

Interest, Carrying
or Other Financing
Charges                       $        0            $        0            $        0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $  119,090            $    3,642            $   30,270

Totals                        $  545,600            $   31,716            $  338,338


Virginia Portfolio
------------------


                              Class A Shares        Class B Shares        Class C Shares
                              (For the Fiscal       (For the Fiscal       (For the Fiscal
                              year ended            year ended            year ended
Category of Expense           September 30, 2009)   September 30, 2009)   September 30, 2009)
-------------------           -----------------     -----------------     ------------------
Advertising/Marketing         $      127            $        0            $       43

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders                  $        0            $       12            $        0

Compensation to
Underwriters                  $  104,589            $    3,134            $   27,168

Compensation to
Dealers                       $  562,927            $   31,608            $  455,778

Compensation to
Sales Personnel               $   32,460            $      945            $   14,288

Interest, Carrying
or Other Financing
Charges                       $        0            $        0            $        0

Other (includes personnel
costs of those home office
employees involved in the
distribution effort and the
travel-related expenses
incurred by the marketing
personnel conducting
seminars)                     $  131,320            $    4,057            $   33,679

Totals                        $  831,423            $   39,756            $  530,956


          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

          With respect to Class A shares of the Funds, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Funds in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under each Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as each Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of October 31, 2009, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

            Amount of Unreimbursed Distribution Expenses Carried Over
                   (as a percentage of the Class's net assets)
                   -------------------------------------------

                               Class B                         Class C

National            $4,936,949          25.3%      $5,390,900          4.0%

California          $6,926,050          78.3%      $6,332,723          5.3%

New York            $6,486,532          17.8%      $3,268,999          4.8%

          Unreimbursed distribution expenses incurred as of September 30, 2009, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund II were, as of that time, as follows:

            Amount of Unreimbursed Distribution Expenses Carried Over
                   (as a percentage of the Class's net assets)
                   -------------------------------------------

                               Class B                         Class C

Arizona             $3,480,066           47.1%     $1,710,479           4.9%

Massachusetts       $3,439,099           45.2%     $3,257,502           7.2%

Michigan            $3,209,968           59.2%     $4,049,637          11.3%

Minnesota           $2,653,161          227.7%     $2,515,169          13.4%

New Jersey          $5,322,887           65.1%     $3,231,748           9.1%

Ohio                $4,367,384           52.7%     $3,534,366           8.6%

Pennsylvania        $3,608,391           50.6%      3,178,405          11.1%

Virginia            $3,636,595           55.3%     $2,665,271           5.4%

          The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority (the "FINRA") that effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors and Trustees determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Funds and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreements continue in effect with respect to each class of a Portfolio so long as such continuance is specifically approved at least annually by the Directors or Trustees of the Funds or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors or Trustees of the Funds who are not parties to the Agreements or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors or Trustees of the Funds) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreements was approved for an additional annual term by a vote, cast in person, of the Directors or Trustees, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on May 5-7, 2009.

          In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Funds to ABI with respect to that class and (ii) the Funds would not be obligated to pay ABI for any amounts expended under the Agreements not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreements
--------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares, Class C shares, and Advisor Class shares (as applicable) of each Portfolio of the Funds. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares. For the fiscal year ended October 31, 2009 and September 30, 2009, the Fund and the Fund II paid ABIS $468,126 and $287,561 respectively under the transfer agency agreements.

          ABIS acts as the transfer agent for the Portfolios. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

          Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. The Portfolios, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolios, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios.

          Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2009 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Portfolios' website at www.AllianceBernstein.com; or both; and
(2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Portfolios."

          Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AllianceBernstein Mutual Fund, and (iii) as otherwise described below.

General
-------

          Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held one year or more, without any CDSC ("Class C shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of each Portfolio, except the Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI.

          Investors may purchase shares of a Portfolio either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Funds are not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Funds' shares may receive differing compensation for selling different classes of shares.

          In order to open your account, each Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Funds' Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

          Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          If the Funds invest in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, the Funds have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

          Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

          o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

          o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

          The Funds reserve the right to suspend the sale of the Portfolios' shares to the public in response to conditions in the securities markets or for other reasons. If the Funds suspend the sale of a Portfolios' shares, shareholders will not be able to acquire those shares, including through an exchange.

          The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Funds and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Funds will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Funds or their transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, the Portfolio will not issue stock certificates representing shares of the Portfolio. Ownership of a Portfolio's shares will be shown on the books of the Portfolio's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of a Portfolio's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

          Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors or Trustees of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors or Trustees of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $500,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended October 31, 2007, 2008 and 2009 the aggregate amounts of underwriting commission payable with respect to shares of the National Portfolio were $535,381, $1,239,819 and $666,562, respectively; the New York Portfolio were $683,937, $967,213 and $1,025,865, respectively; and the California Portfolio were $699,202, $730,300 and $532,368, respectively; of that amount, ABI received the amounts of $27,899, $41,671 and $44,056, respectively, for the National Portfolio; $29,443, $43,027 and $54,588 respectively, for the New York Portfolio; and $40,665, $35,856 and $31,274, respectively, for the California Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal years ended in 2007, 2008 and 2009, ABI received in CDSCs with respect to Class A redemptions $18,708, $24,996 and $50,599, respectively, for the National Portfolio; $6,127, $65,171 and $36,824, respectively, for the California Portfolio; and $7,815, $19,304 and $47,060, respectively, for the New York Portfolio. During the fiscal years ended in 2007, 2008 and 2009 ABI received in CDSCs with respect to Class B redemptions $9,542, $8,764 and $22,075, respectively, for the National Portfolio; $8,551, $14,284 and $6,820, respectively, for the California Portfolio; and $52,572, $56,151 and $35,044, respectively, for the New York Portfolio. During the fiscal years ended in 2007, 2008 and 2009, ABI received in CDSCs with respect to Class C redemptions $6,665, $22,700 and $23,582, respectively, for the National Portfolio; $11,630, $7,287 and $7,411, respectively, for the California Portfolio; and $5,210, $13,147 and $11,217, respectively, for the New York Portfolio.


          During the Fund II's fiscal year ended September 30, 2009, the aggregate amount of underwriting commissions payable with respect to shares of the Minnesota Portfolio were $129,680; the New Jersey Portfolio were $215,190; the Ohio Portfolio were $149,377; the Pennsylvania Portfolio were $80,248; the Michigan Portfolio were $120,580; the Massachusetts Portfolio were $351,755; the Virginia Portfolio were $347,121; and the Arizona Portfolio were $275,713. Of that amount, ABI received the amount of $7,541 for the Minnesota Portfolio; $8,354 for the New Jersey Portfolio; $8,876 for the Ohio Portfolio; $6,111 for the Pennsylvania Portfolio; $8,226 for the Michigan Portfolio; $22,388 for the Massachusetts Portfolio; $21,330 for the Virginia Portfolio; and $20,009 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal year ended September 30, 2009, ABI received in CDSCs with respect to Class A redemptions $0 for the Minnesota Portfolio; $8,284 for the New Jersey Portfolio; $512 for the Ohio Portfolio; $0 for the Pennsylvania Portfolio; $2,036 for the Michigan Portfolio; $26,818 for the Massachusetts Portfolio; $253 for the Virginia Portfolio and $13,906 for the Arizona Portfolio. During the fiscal year ended September 30, 2009, ABI received in CDSCs with respect to Class B redemptions $6,127 for the Minnesota Portfolio; $6,509 for the New Jersey Portfolio; $6,469 for the Ohio Portfolio, $6,087 for the Pennsylvania Portfolio, $4,751 for the Michigan Portfolio, $6,344 for the Massachusetts Portfolio, $4,479 for the Virginia Portfolio and $4,283 for the Arizona Portfolio. During the fiscal year ended September 30, 2009, ABI received in CDSCs with respect to Class C redemptions $7,297 for the Minnesota Portfolio; $1,509 for the New Jersey Portfolio; $1,017 for the Ohio Portfolio; $3,674 for the Pennsylvania Portfolio; $5,425 for the Michigan Portfolio; $3,657 for the Massachusetts Portfolio; $5,714 for the Virginia Portfolio and $5,203 for the Arizona Portfolio.

          During the Fund II's fiscal year ended September 30, 2008, the aggregate amount of underwriting commissions payable with respect to shares of the Minnesota Portfolio were $127,586; the New Jersey Portfolio were $188,943; the Ohio Portfolio were $203,971; the Pennsylvania Portfolio were $171,448; the Michigan Portfolio were $117,127; the Massachusetts Portfolio were $341,371; the Virginia Portfolio were $368,432; and the Arizona Portfolio were $522,464. Of that amount, ABI received the amount of $9,021 for the Minnesota Portfolio; $11,500 for the New Jersey Portfolio; $13,824 for the Ohio Portfolio; $12,441 for the Pennsylvania Portfolio; $9,132 for the Michigan Portfolio; $23,369 for the Massachusetts Portfolio; $27,568 for the Virginia Portfolio; and $31,380 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal year ended September 30, 2009, ABI received in CDSCs with respect to Class A redemptions $0 for the Minnesota Portfolio; $0 for the New Jersey Portfolio; $0 for the Ohio Portfolio; $0 for the Pennsylvania Portfolio; $0 for the Michigan Portfolio; $13,974 for the Massachusetts Portfolio; $3,000 for the Virginia Portfolio and $0 for the Arizona Portfolio. During the fiscal year ended September 30, 2008, ABI received in CDSCs with respect to Class B redemptions $212 for the Minnesota Portfolio; $10,090 for the New Jersey Portfolio; $5,689 for the Ohio Portfolio, $3,961 for the Pennsylvania Portfolio, $5,195 for the Michigan Portfolio, $2,979 for the Massachusetts Portfolio, $7,012 for the Virginia Portfolio and $8,413 for the Arizona Portfolio. During the fiscal year ended September 30, 2008, ABI received in CDSCs with respect to Class C redemptions $994 for the Minnesota Portfolio; $1,481 for the New Jersey Portfolio; $3,643 for the Ohio Portfolio; $3,582 for the Pennsylvania Portfolio; $2,997 for the Michigan Portfolio; $2,709 for the Massachusetts Portfolio; $8,857 for the Virginia Portfolio and $10,705 for the Arizona Portfolio.

          During the Fund II's fiscal year ended September 30, 2007, the aggregate amount of underwriting commissions payable with respect to shares of the Minnesota Portfolio were $105,210; the New Jersey Portfolio were $361,246; the Ohio Portfolio were $144,292; the Pennsylvania Portfolio were $229,801; the Michigan Portfolio were $159,013; the Massachusetts Portfolio were $228,946; the Virginia Portfolio were $268,164; and the Arizona Portfolio were $430,294. Of that amount, ABI received the amount of $9,247 for the Minnesota Portfolio; $14,358 for the New Jersey Portfolio; $8,423 for the Ohio Portfolio; $12,040 for the Pennsylvania Portfolio; $10,131 for the Michigan Portfolio; $10,131 for the Massachusetts Portfolio; $16,684 for the Virginia Portfolio; and $21,584 for the Arizona Portfolio representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal year ended September 30, 2007, ABI received in CDSCs with respect to Class A redemptions $583 for the Minnesota Portfolio; $333 for the New Jersey Portfolio; $6,116 for the Ohio Portfolio; $595 for the Pennsylvania Portfolio; $7,532 for the Michigan Portfolio; $5,216 for the Massachusetts Portfolio; $381 for the Virginia Portfolio and $5,349 for the Arizona Portfolio. During the fiscal year ended September 30, 2007, ABI received in CDSCs with respect to Class B redemptions $3,068 for the Minnesota Portfolio; $14,110 for the New Jersey Portfolio; $6,987 for the Ohio Portfolio, $8,100 for the Pennsylvania Portfolio, $11,280 for the Michigan Portfolio, $10,795 for the Massachusetts Portfolio, $8,231 for the Virginia Portfolio and $9,548 for the Arizona Portfolio. During the fiscal year ended September 30, 2007, ABI received in CDSCs with respect to Class C redemptions $2,874 for the Minnesota Portfolio; $1,814 for the New Jersey Portfolio; $1,376 for the Ohio Portfolio; $1,000 for the Pennsylvania Portfolio; $4,078 for the Michigan Portfolio; $8,341 for the Massachusetts Portfolio; $6,465 for the Virginia Portfolio and $2,998 for the Arizona Portfolio.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                               Discount or
                                                               Commission to
                                                               Dealers or Agents
Amount                  As % of Net       As % of the Public   of up to % of
of Purchase             Amount Invested   Offering Price       Offering Price
-----------             ---------------   --------------       --------------

Up to $100,000.......        3.09%          3.00%                  3.00%
$100,000 up to
   $250,000..........        2.04           2.00                   2.00
$250,000 up to
   $500,000..........        1.01           1.00                   1.00
$500,000 and above...        0.00           0.00                   0.00

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares-Conversion Feature". Each Portfolio receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

          (ii) officers and present or former Directors or Trustees of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts."

Class B Shares
--------------

          Effective January 31, 2009, sales of Class B shares of the Portfolios to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AllianceBernstein Mutual Fund, and (iii) as otherwise described below.

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Funds will receive the full amount of the investor's purchase payment.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Contingent Deferred Sales Charge
--------------------------------

          Class B shares which are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $500,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                               Contingent Deferred Sales
                                               Charge for the Portfolios
     Year Since Purchase               as a % of Dollar Amount Subject to Charge
     -------------------               -----------------------------------------
     First                                               3.00%
     Second                                              2.00%
     Third                                               1.00%
     Fourth                                              None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of CollegeBoundfund units.

          Proceeds from the CDSC are paid to ABI and are used by the ABI to defray the expenses of ABI related to providing distribution-related services to a Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables a Portfolio to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors or Trustees of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI, where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Advisor Class Shares
--------------------

          Advisor Class shares of the New York, California and National Portfolios may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolios in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B or Class C shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

          The Funds offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through group retirement plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Funds are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Class's Rule 12b-1 Plan.

          Class B Shares. Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $1 million. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
   -AllianceBernstein 2000 Retirement Strategy
   -AllianceBernstein 2005 Retirement Strategy
   -AllianceBernstein 2010 Retirement Strategy
   -AllianceBernstein 2015 Retirement Strategy
   -AllianceBernstein 2020 Retirement Strategy
   -AllianceBernstein 2025 Retirement Strategy
   -AllianceBernstein 2030 Retirement Strategy
   -AllianceBernstein 2035 Retirement Strategy
   -AllianceBernstein 2040 Retirement Strategy
   -AllianceBernstein 2045 Retirement Strategy
   -AllianceBernstein 2050 Retirement Strategy
   -AllianceBernstein 2055 Retirement Strategy
   -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
AllianceBernstein Bond Inflation Strategy
   -AllianceBernstein Intermediate Bond Portfolio AllianceBernstein Municipal Bond Strategy
AllianceBernstein Cap Fund, Inc.
   -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein U.S. Strategic Research Portfolio AllianceBernstein Diversified Yield Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Growth Fund, Inc.
AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
   -AllianceBernstein High Income Municipal Portfolio
   -California Portfolio
   -New York Portfolio
   -National Portfolio
AllianceBernstein Municipal Income Fund II
   -Arizona Portfolio
   -Massachusetts Portfolio
   -Michigan Portfolio
   -Minnesota Portfolio
   -New Jersey Portfolio
   -Ohio Portfolio
   -Pennsylvania Portfolio
   -Virginia Portfolio
AllianceBernstein Small/Mid Cap Growth Fund, Inc.
AllianceBernstein Trust
   -AllianceBernstein Global Value Fund
   -AllianceBernstein International Value Fund
   -AllianceBernstein Small/Mid Cap Value Fund
   -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
   -AllianceBernstein Balanced Wealth Strategy
   -AllianceBernstein Growth Fund
   -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Conservative Wealth Strategy
Sanford C. Bernstein Fund, Inc.
   -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
   -AllianceBernstein Short Duration Portfolio
   -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 1.00% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.00% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 2.00% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI. The reinstatement privilege for Class B shares was not available after January 31, 2009.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of the Portfolio.

          Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Portfolio, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions;

     o    Rule 12b-1 fees;

     o    additional distribution support;

     o    defrayal of costs for educational seminars and training; and

     o payments related to providing shareholder record-keeping and/or transfer agency services.

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

          For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately 14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Portfolios and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreements" above. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios - Annual Portfolio Operating Expenses" in the Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     AIG Advisor Group
     Ameriprise Financial Services
     AXA Advisors
     Bank of America
     Cadaret, Grant & Co.
     CCO Investment Services Corp.
     Chase Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Donegal Securities
     ING Advisors Network
     LPL Financial Corporation
     Merrill Lynch
     Morgan Stanley & Co. Incorporated
     Northwestern Mutual Investment Services
     Raymond James
     RBC Capital Markets Corporation
     Robert W. Baird
     Sage Point Financial, Inc.
     UBS AG
     UBS Financial Services
     Wells Fargo Advisors
     Wells Fargo Investments

          Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolios." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Funds have authorized one or more brokers to receive on the Portfolios' behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolios' behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolios.

Redemption
----------

          Subject only to the limitations described below, the Funds' Charter or Agreement and Declaration of Trust requires that the Portfolios redeem the shares of each Portfolio tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after a Portfolio's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Funds.

          Payment of the redemption price normally will be made in cash but may be made, at the option of a Portfolio, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Funds containing a request for redemption. The Portfolios may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolios with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Portfolios. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Portfolios reserve the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Funds, the Portfolios, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Portfolios reasonably believes to be genuine. The Portfolios will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Portfolios did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          A Portfolio may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to ABI either directly or through a financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Funds and the Funds may suspend or terminate this practice at any time.

General
-------

          A Portfolio reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Portfolio is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement program, your fee-based program or retirement program may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of a Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the program prior to January 31, 2009.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Funds for Advisor Class shares of the Funds. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at 800-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Funds for Advisor Class shares of the Funds, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Funds reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Funds did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
------------------------------------------------------------------------

Checkwriting
------------

          A new Class A or Class C investor may fill out the Signature Card which is included in the Mutual Fund Application to authorize the Funds to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Funds by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Funds and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Funds to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The per share NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Boards deem appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's per share NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Funds' pricing policies and procedures adopted by the Boards (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Boards have delegated to the Adviser, subject to the Boards' continuing oversight, certain of their duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Boards;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Boards, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

          (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Boards.

          The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available (including restricted securities) or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Boards. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based on factors such as, but not limited to, information obtained by contacting the issuer or analysts or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          Subject to the Boards' oversight, the Boards have delegated responsibility for valuing each Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Boards, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

          A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Boards.

          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of plans adopted by the Funds in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

General
-------

          Each Portfolio of each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. Such qualification relieves a Portfolio of federal income tax liability on the part of its net investment company taxable income and net realized capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements each Portfolio must meet to qualify for such treatment.

          Until the Directors or Trustees otherwise determine, each income dividend and capital gains distribution, if any, declared by a Fund on the outstanding shares of a Portfolio will, at the election of each shareholder of the Portfolio, be paid in cash or reinvested in additional full and fractional shares of the Portfolio. An election to receive dividends and distributions in cash or shares is made at the time the shares are initially purchased and may be changed by written notification to the Funds at least 30 days prior to the record date for a particular dividend or distribution. Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

          Capital gains realized by a Portfolio during the Portfolio's taxable year will be distributed; however the Portfolio may retain any long-term capital gains realized by the Portfolio if this is determined by the Directors or Trustees to be in the best interests of the Portfolio. Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

          The information set forth in the Prospectus and the following discussion relates generally to federal income taxes on dividends and distributions by each Portfolio of the Funds and assumes that each Portfolio of the Funds qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of a Portfolio, including the effect and applicability of federal, state, and local tax laws to their own particular situation and the possible effects of changes therein.

          Each Portfolio intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Portfolio, and will be taxable to these shareholders, for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

          For shareholders' federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio are not subject to federal income tax if, at the close of each quarter of such Portfolio's taxable year, at least 50% of the value of such Portfolio's total assets consists of tax-exempt obligations. Each Portfolio intends to meet this requirement. Insurance proceeds received by a Portfolio under any insurance policies in respect of scheduled interest payments on defaulted municipal securities, as described herein, will be excludable from gross income in the same manner as interest payments from the insured municipal securities, and consequently such insurance proceeds may be included in exempt-interest dividends which are designated and paid by the Funds.

          Substantially all of the dividends paid by the Funds are anticipated to be exempt from federal income taxes. See, however, "Investment Policies and Restrictions--Alternative Minimum Tax" above. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

          Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since each Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets). Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective such shareholder's holding period in his or her shares.

          If a Portfolio's distributions exceed its income and capital gains realized in any year and the Portfolio has current and accumulated earnings and profits for federal income tax purposes, then all or a portion of those distributions may be treated as ordinary income to shareholders for federal income tax purposes.

          Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Funds with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          If a shareholder holds shares for six months or less and during that time receives a distribution of long-term capital gains, any loss realized on the sale of the shares during such six-month period would be a long-term capital loss to the extent of such distribution. If a shareholder holds shares for six months or less and during that time receives a distribution of tax-exempt interest income, any loss realized on the sale of the shares would be disallowed to the extent of the distribution.

United States Federal Income Taxation of the Portfolios
-------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Portfolios with respect to the determination of their "investment company taxable income" each year. This discussion assumes that each Portfolio will be taxed as a regulated investment company for each of its taxable years.

          Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Portfolio on section 1256 contracts will generally be considered 60% long-term and 40% short-term capital gain or loss. A Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          With respect to over-the-counter options, gain or loss realized by a Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Portfolio will be treated as short-term capital gain or loss. In general, if a Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

          Tax Straddles. Any option, futures contract, interest rate swap, cap or floor, or other position entered into or held by a Portfolio in conjunction with any other position held by such Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that such Portfolio has unrealized gains with respect to the other position in such straddle; (ii) such Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Portfolio which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Portfolio all of the offsetting positions of which consist of section 1256 contracts.

          Zero Coupon Municipal Securities. Under current federal income tax law, a Portfolio will include in its net investment income as interest each year, in addition to stated interest received on obligations held by the Portfolio, tax-exempt interest income attributable to the Portfolio from holding zero coupon municipal securities. Current federal income tax law requires that a holder (such as a Portfolio) of a zero coupon municipal security accrue as income each year a portion of the original issue discount (i.e., the amount equal to the excess of the stated redemption price of the security at maturity over its issue price) attributable to such obligation even though the Portfolio does not receive interest payments in cash on the security during the year which reflect the accrued discount. As a result of the above rules, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, a Portfolio may be required to pay out as an income distribution each year an amount greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. A Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes capital gains from such sales, its shareholders may receive larger distributions than they would receive in the absence of such sales.

State Taxation of the Portfolios
--------------------------------

          California Portfolio. It is anticipated that substantially all of the dividends paid by the California Portfolio will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

          New York Portfolio. It is anticipated that substantially all of the dividends paid by the New York Portfolio will be exempt from New York State and New York City personal and fiduciary income taxes. Dividends will be so exempt to the extent that they are exempt from regular federal income tax and attributable to interest from New York municipal securities.

          Distributions of capital gains will be subject to New York State and New York City personal and fiduciary income taxes. Interest on indebtedness incurred to buy or carry shares of the New York Portfolio generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

          Arizona Portfolio. It is anticipated that substantially all of the dividends paid by the Arizona Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Arizona municipal securities or U.S. government securities. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Arizona income tax is not deductible for purposes of Arizona income tax.

          Massachusetts Portfolio. It is anticipated that substantially all of the dividends paid by the Massachusetts Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Dividends will be exempt from such taxes to the extent attributable to interest derived from Massachusetts municipal securities or U.S. Government securities. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the Massachusetts personal and fiduciary income taxes at capital gains tax rates. Distributions to corporate shareholders are subject to the Massachusetts corporate excise tax.

          Michigan Portfolio. It is anticipated that substantially all of the dividends paid by the Michigan Portfolio will be exempt from Michigan income and single business taxes. Dividends will be exempt from such taxes to the extent that they are derived from Michigan municipal securities and U.S. Government securities. Dividends exempt from Michigan income tax are also exempt from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. government securities, including capital gain distributions, are subject to Michigan income and single business tax.

          Minnesota Portfolio. It is anticipated that substantially all of the dividends paid by the Minnesota Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Portfolio dividends will be exempt from these taxes to the extent that they are derived from Minnesota municipal securities, provided that at least 95% of the federal exempt-interest dividends paid by the Portfolio during its fiscal year are derived from Minnesota municipal securities. Distributions of capital gains from the Minnesota Portfolio will be subject to Minnesota and fiduciary incomes taxes and certain taxpayers may also be subject to the Minnesota alternative minimum tax ("AMT") on distributions attributable to the AMT-Subject bonds in which the Portfolio invests. Interest on indebtedness incurred to purchase or carry securities which yield income which is exempt from Minnesota income tax will not be deductible for Minnesota income tax purposes. Distributions to corporate shareholders are subject to Minnesota franchise tax.

          New Jersey Portfolio. It is anticipated that substantially all distributions paid by the New Jersey Portfolio to individuals and fiduciaries will be exempt from the New Jersey income tax, provided the Portfolio is a New Jersey "qualified investment fund". Distributions of dividends and capital gains will be exempt from such taxes to the extent derived from New Jersey or U.S. Government securities provided, among other things, that the Portfolio invests only in interest bearing obligations, obligations issued at a discount, and cash items including receivables and financial options, futures, forward contracts and other similar financial instruments related to such obligations or to bond indices related thereto. In addition, at least 80% of the aggregate principal amount of the Portfolio's investments, excluding cash and cash items and financial options and similar financial instruments described above, must be invested in New Jersey municipal securities or U.S. Government securities at the close of each quarter of the tax year. Net gains or income derived from the disposition of securities which evidence ownership in a "qualified investment fund" are excluded from gross income. Distributions to corporate shareholders are subject to New Jersey corporation business (franchise) tax.

          Ohio Portfolio. It is anticipated that substantially all of the distributions of income and capital gains paid by the Ohio Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includible in the net income tax base of the Ohio franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Ohio Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

          Pennsylvania Portfolio. It is anticipated that substantially all of the dividends paid by the Pennsylvania Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax which no county imposes at present). Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and U.S. Government securities. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

          Virginia Portfolio. It is anticipated that substantially all of the dividends paid by the Virginia Portfolio will be exempt from Virginia individual, estate, trust and corporate income taxes. Dividends will be exempt to the extent that they are either (i) exempt from regular federal income tax and attributable to interest from Virginia municipal securities, or obligations issued by Puerto Rico, the U.S. Virgin Islands or Guam, or (ii) attributable to interest on U.S. Government securities, provided that the Portfolio qualifies as a regulated investment company under the Code and at the end of each quarter of its taxable year at least 50% of the value of the Portfolio's total assets consist of obligations whose interest is exempt from Federal income tax. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred (directly or indirectly) to purchase or carry shares of the Virginia Portfolio generally will not be deductible for Virginia income tax purposes.

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                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Boards of the Funds, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for each of the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          Most transactions for the Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Portfolios will be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

          No Portfolio has an obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of a Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolios. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

          Investment decisions for a Portfolio are made independently from those of other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Portfolio or one more of such other investment companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly, when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio.

          Allocations are made by the officers of the Funds or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          The Portfolios may from time to time place orders for the purchase or sale of securities with SCB & Co., an affiliate of the Adviser. In such instances the placement of orders with such broker would be consistent with the Portfolios' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Portfolio), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          During the fiscal years ended October 31, 2007, 2008 and 2009 the Portfolios incurred no brokerage commissions.

Disclosure of Portfolio Holdings
--------------------------------

          The Funds believe that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Funds also believe that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

          The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Funds. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Funds' service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Funds' Boards on a quarterly basis. If the Directors or Trustees determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Funds' independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Funds' custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

                     ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND
                     ---------------------------------------

          The Fund is a Maryland corporation organized in 1987. Effective March 31, 2003, the Fund changed its name from Alliance Municipal Income Fund, Inc. to AllianceBernstein Municipal Income Fund, Inc.

          The authorized capital stock of the Fund presently consists of 54,300,000,000 shares of Common Stock having a par value of $.001 per share, of which 9,100,000,000 shares are presently designated for the High Income Portfolio, 18,100,000,000 are presently designated for the National Portfolio, 9,050,000,000 shares are presently designated for the New York Portfolio and 18,050,000,000 shares are presently designated for each of the California Portfolio. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Each share of a Portfolio is entitled to one vote for all purposes, except that, if approved by the Board and pursuant to the issuance of an exemptive order from the Commission, each holder of stock may be entitled one vote for each dollar of NAV per share of a class. Shares of all series vote for the election of Directors and on any other matter that affects all Portfolios in substantially the same manner as a single series, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series. The Board may determine whether an issue pertains only to a one class or a particular series where it is not otherwise specified by law. There are no conversion or pre-emptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. All shares of the Fund when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series or class may not be modified except by the vote of a majority of the aggregate number of shares entitled to be cast such series.

                   ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II
                   ------------------------------------------

          The Fund II is a Massachusetts business trust organized in 1993. Effective March 31, 2003, the Fund II changed its name from Alliance Municipal Income Fund II to AllianceBernstein Municipal Income Fund II.

          The Fund II has an unlimited number of authorized Class A, Class B and Class C shares of beneficial interest par value $.01 per share. Such shares are currently divided into eight series, one underlying each Portfolio of the Fund
II. All shares of the Fund II, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Directors and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as a separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. The Funds is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Portfolios, and additional classes of shares within each Portfolio. If an additional portfolio or class were established in a Portfolio, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Funds' Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

          The Boards are authorized to issue and sale shares of a Portfolio and reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and applicable law.

          As of the close of business on January 4, 2010, each Portfolio had the following number of shares of common stock outstanding.

                                                       Number of Outstanding
Portfolio                   Class                      Shares of Common Stock
---------                   -----                      ----------------------

National Portfolio          Class A                    66,468,618
                            Class B                    1,895,050
                            Class C                    13,771,283
                            Advisor Class              4,438,934
California Portfolio        Class A                    57,984,813
                            Class B                    736,342
                            Class C                    11,220,672
                            Advisor Class              813,410
New York Portfolio          Class A                    47,033,519
                            Class B                    3,593,504
                            Class C                    7,180,581
                            Advisor Class              720,961
Arizona Portfolio           Class A                    15,175,309
                            Class B                    581,294
                            Class C                    3,273,322
Massachusetts Portfolio     Class A                    15,492,610
                            Class B                    627,383
                            Class C                    4,660,948
Michigan Portfolio          Class A                    6,724,263
                            Class B                    424,346
                            Class C                    3,238,635
Minnesota Portfolio         Class A                    9,640,829
                            Class B                    108,833
                            Class C                    1,794,444
New Jersey Portfolio        Class A                    13,855,731
                            Class B                    756,329
                            Class C                    3,828,752
Ohio Portfolio              Class A                    11,168,627
                            Class B                    728,429
                            Class C                    4,137,703
Pennsylvania Portfolio      Class A                    9,958,185
                            Class B                    599,244
                            Class C                    2,718,997
Virginia Portfolio          Class A                    16,720,887
                            Class B                    564,428
                            Class C                    4,776,051


          The following is a list of all persons who owned of record or beneficially 5% or more of each class or shares of each Portfolio as of January 4, 2010.

                                            NO. OF SHARES           % OF
NAME AND ADDRESS                            OF CLASS                CLASS
----------------                            ----------------        -----

NATIONAL PORTFOLIO
------------------
CLASS A SHARES:
--------------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                         6,136,901          9.23%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         4,051,158          6.09%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                        4,533,736          6.82%

CLASS B SHARES:
--------------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                           253,384         13.37%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                          315,892         16.67%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           172,654          9.11%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                              119,456          6.30%

CLASS C SHARES:
--------------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                         1,364,476          9.91%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        4,436,224         32.21%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           988,127          7.81%

ADVISOR CLASS SHARES:
--------------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                              444,054         10.00%

Merrill Lynch
ATTN: Fund Admin
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL  32246-6484                       1,147,426         25.85%

NEW YORK PORTFOLIO
------------------
CLASS A SHARES:
---------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                            2,832,962          6.02%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         7,694,813         16.36%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        2,361,607          5.02%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                         2,649,597          5.63%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                          194,733          5.42%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              184,247          5.13%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           470,781         13.10%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6486                        1,375,323         19.15%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                              728,486         10.15%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           860,164         11.98%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                           662,367          9.22%

ADVISOR CLASS SHARES:
--------------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                              521,856         72.38%

Merrill Lynch
ATTN: Fund Admin
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL  32246-6484                         148,594         20.61%

CALIFORNIA PORTFOLIO
--------------------
CLASS A SHARES:
--------------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                         6,153,933         10.61%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                            4,982,860          8.59%

Morgan Stanley & Co
Harborside Financial Center
Plaza II 3rd Fl
Jersey City, NJ 07311                              4,145,983          7.15%

MLPF&S
For the Sole Benefit of its Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        4,355,427          7.51%

CLASS B SHARES:
---------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                           78,248         10.63%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                               68,894          9.36%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                            41,172          5.59%

Morgan Stanley & Co
Harborside Financial Center
Plaza II 3rd Fl
Jersey City, NJ 07311                                 37,022          5.03%

CLASS C SHARES:
--------------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                         1,099,533          9.80%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246-6484                        2,735,829         24.38%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                            1,218,147         10.86%

Morgan Stanley & Co
Harborside Financial Center
Plaza II 3rd Fl
Jersey City, NJ 07211                                777,259          6.93%

ADVISOR CLASS SHARES:
---------------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                              164,396         20.21%

Merrill Lynch
ATTN: Fund Admin
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL  32246-6484                         269,902         33.18%

NFS LLC FEBO
Clinton Wayne London TTEE
Clinton Wayne London INT VIVO TR
U/A 1/30/91
6400 Sierra Hills Ct.
Bakersfield, CA  93308-6507                          116,679         14.34%

NFS LLC FEBO
Joyce Milton
Tod Jeff Milton
11821 Manning Park Ct.
Bakersfield, CA  93311-9493                           56,860          6.99%

ARIZONA PORTFOLIO
-----------------
CLASS A SHARES:
---------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         1,241,545          8.18%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                        1,036,111          6.83%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                           811,084          5.34%

Wells Fargo Investments LLC
FBO Customer Accounts
ATTN: Mutual Fund Operations
625 Marquette Ave S. 13th Floor
Minneapolis, MN  55402-2323                          914,494          6.03%

CLASS B SHARES:
--------------

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            75,973         13.07%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          398,767         12.18%

Morgan Stanley & Co
Harborside Financial Center
Plaza II 3rd Fl.
Jersey City, NJ 07311                                164,389          5.02%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                          342,227         10.46%

MASSACHUSETTS PORTFOLIO
-----------------------
CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          854,499          5.52%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         1,329,435          8.58%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                           54,927          8.75%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            49,453          7.88%

Morgan Stanley & Co
Harborside Financial Center
Plaza II 3rd Fl
Jersey City, NJ 07311                                 33,889          5.40%

CLASS C SHARES:
--------------

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                          268,741          5.77%

Merrill Lynch
Mutual Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          333,211          7.15%

Morgan Stanley & Co
Harborside Financial Center
Plaza II 3rd Fl
Jersey City, NJ 07311                                362,193          7.77%

MICHIGAN PORTFOLIO
------------------
CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              591,868          8.80%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           500,806          7.45%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                           66,304         15.62%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            37,005          8.72%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          492,410         15.20%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           351,179         10.84%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                          265,433          8.20%

MINNESOTA PORTFOLIO
-------------------
CLASS A SHARES:
--------------

NFS LLC FEBO
Bremer Trust
P.O. Box 986
Saint Cloud, MN 56302-0986                         1,005,128         10.43%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         1,246,182         12.93%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                        711,430          7.38%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                            7,312          6.72%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             8,491          7.80%

Paul S. Schmidt TTEE
The Irene Schmidt Trust
UA DTD 12/02/1998
401 Royal Rd
Mankato, MN  56001-8250                                5,796          5.33%

Tracy Nahan Bethell & Cory J. Bethell
JTWROS
2668 Waterford Ct.
Saint Cloud, MN  56301-1716                            9,234          8.48%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          224,645         12.52%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                           332,100         18.51%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                           101,727          5.67%

NEW JERSEY PORTFOLIO
--------------------
CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              938,765          6.78%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          745,399          5.38%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                        1,271,938          9.18%

CLASS B SHARES:
---------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                           69,736          9.22%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9243                           121,302         16.04%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            53,073          7.02%

CLASS C SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              195,796          5.11%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          975,898         25.49%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                          718,008         18.75%

Morgan Stanley & Co.
Harborside Financial Center
Plaza II 3rd Floor
Jersey City, NJ  07311                               201,508          5.26%

OHIO PORTFOLIO
--------------
CLASS A SHARES:
---------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          936,844          8.39%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         1,053,684          9.43%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                        1,044,308          9.35%

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA  94104-4151                        806,188          7.22%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                              847,558          7.59%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                           97,189         13.34%

CLASS C SHARES
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              327,474          7.91%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          947,657         22.90%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                          526,156         12.72%

PENNSYLVANIA PORTFOLIO
----------------------
CLASS A SHARES:
--------------

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              642,999          6.46%

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          616,933          6.20%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                        1,115,545         11.20%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                           62,106         10.36%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            76,750         12.81%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                           59,473          9.92%

Morgan Stanley & Co.
Harborside Financial Center
Plaza II 3rd Floor
Jersey City, NJ  07311                                37,973          6.34%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          755,109         27.77%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                          610,042         22.44%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              212,935          7.83%

VIRGINIA PORTFOLIO
------------------
CLASS A SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                        1,767,392         10.57%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                         1,652,550          9.88%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                        2,281,575         13.65%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              958,382          5.73%

CLASS B SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                           68,846         12.20%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            45,204          8.01%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St. Fl. 3
New York, NY 10001-2402                               39,170          6.94%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                          153,037         27.11%

CLASS C SHARES:
--------------

MLPF&S
For the Sole Benefit of its
Customers
ATTN: Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                        1,062,490         22.25%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                        1,070,817         22.42%

Citigroup Global Markets
House Account
ATTN: Cindy Tempesta
333 W. 34th St., Fl. 3
New York, NY 10001-2402                              346,411          7.63%

Morgan Stanley & Co.
Harborside Financial Center
Plaza II 3rd Floor
Jersey City, NJ  07311                               251,096          5.26%

Custodian and Accounting Agent
------------------------------

          State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Funds but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

          ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreements between the Funds and ABI, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York 10036 has been appointed as the independent registered public accounting firm for the Funds.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                         FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of AllianceBernstein Municipal Income Fund, Inc. for the fiscal year ended October 31, 2009 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report, dated October 31, 2009, was filed on Form N-CSR with the Commission on January 4, 2010.

          The financial statements of AllianceBernstein Municipal Income Fund II for the fiscal year ended September 30, 2009 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund II's annual report. The annual report, dated September 30, 2008, was filed on Form N-CSR with the Commission on December 4, 2009.

          The annual reports are available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                  APPENDIX A: BOND AND COMMERCIAL PAPER RATINGS

--------------------------------------------------------------------------------

Securities Ratings
------------------

     The ratings of fixed-income securities by NRSROs including Standard & Poor's, Moody's, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

     The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Portfolio, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

     Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Standard & Poor's Bond Ratings
------------------------------

          A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

          Debt rated "BB", "B", "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

          The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings
--------------------

          Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa
- judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds; Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans
--------------------------

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay principal and interests will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

          "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch Ratings
International Long-Term Credit Ratings
--------------------------------------

          Investment Grade

          AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          Speculative Grade

          BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

          DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch Ratings
International Short-Term Credit Ratings
---------------------------------------

          F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

          F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions
---------------------------

          While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements
------------------------------

          For minimum rating(s) requirements for the Portfolios' securities, please refer to "Description of Portfolio(s): Municipal Securities" in the Prospectus.



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